SCHEDULE 14A

                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(A) of the
               Securities Exchange Act of 1934 (Amendment No.__ )


Filed by the  Registrant                    [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X]   Preliminary Proxy Statement                 [ ]   Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          SCUDDER CASH INVESTMENT TRUST
                                SCUDDER GNMA FUND
                            SCUDDER INVESTMENT TRUST
                             SCUDDER PORTFOLIO TRUST
                        SCUDDER U.S. TREASURY MONEY FUND

          (Name of Registrant as Specified in Its Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

--------------------------------------------------------------------------------

                                                                Preliminary Copy

                          SCUDDER CASH INVESTMENT TRUST

                                SCUDDER GNMA FUND

                            SCUDDER INVESTMENT TRUST

                             SCUDDER PORTFOLIO TRUST

                        SCUDDER U.S. TREASURY MONEY FUND


                                 IMPORTANT NEWS
                                                               SEPTEMBER 2, 1997

FOR SCUDDER FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of some matters affecting your Fund which require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.   WHAT IS HAPPENING?

A. Scudder, Stevens & Clark, Inc. ("Scudder"), your Fund's investment manager, has agreed to form an alliance with Zurich Insurance Company ("Zurich"). Zurich is a leading international insurance and financial services organization. As a result of the proposed alliance, there will be a change in ownership of Scudder. In order for Scudder to continue to serve as investment manager of your Fund, it is necessary for the Fund's shareholders to approve a new investment management agreement. The following pages give you additional information on Zurich and the proposed new investment management agreement and certain other matters. The most important matters to be voted upon by you are approval of the new investment management agreement and the election of Trustees. The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR these proposals.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT.

A. The Investment Company Act of 1940, which regulates investment companies such as the Fund, requires a vote whenever there is a change in control of a fund's investment manager. Zurich's alliance with Scudder will result in such a change of control and requires older approval of a new investment management agreement with the Fund.

Q.   HOW WILL THE SCUDDER-ZURICH ALLIANCE AFFECT ME AS A FUND SHAREHOLDER?

A. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the same Fund. The terms of the new investment management agreement are the same in all material respects as the current investment management agreement. Similarly, the other service arrangements between your Fund and Scudder will not be affected. You should continue to receive the same level of services that you have come to expect from Scudder over the years. If shareholders do not approve the new investment management agreement, the current investment management agreement will terminate upon the closing of the transaction and the Board of Trustees will take such action as it deems to be in the best interests of your Fund and its shareholders.

Q.   WHY HAS SCUDDER DECIDED TO ENTER INTO THIS ALLIANCE?

A. Scudder believes that the Scudder-Zurich alliance will enable Scudder to enhance its capabilities as a global asset manager. Scudder further believes that the alliance will enable it to enhance its ability to deliver the level of services currently provided to you and your Fund and to fulfill its obligations under the new investment management agreement consistent with current practices.

Q.   WILL THE INVESTMENT MANAGEMENT FEES BE THE SAME?

A.   Yes, the investment management fees paid by your Fund will remain the same.

Q.   WILL I CONTINUE TO BE ABLE TO PURCHASE SHARES WITHOUT ANY SALES LOAD?

A. Yes, you will be able to continue to purchase shares of your Fund without any sales load.]

Q.   WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A. In order to save your Fund the expense of a subsequent meeting, a vote is also being sought for granting the Trustees discretionary authority to convert the Fund into a "master/feeder" structure, for the amendment and restatement of the Declaration of Trust applicable to your Fund, and for the revision of certain fundamental investment policies. You are also being asked to vote for the ratification of the Board's selection of the Fund's accountants.

Q.   HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote in favor of all of the proposals on the enclosed proxy card.

Q.   WHOM DO I CALL FOR MORE INFORMATION?

A. Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481.

Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A.   No, Scudder will bear these costs.

                              ABOUT THE PROXY CARD

     If you have more than one account in the Fund in your name at the same address, you will receive separate proxy cards for each account but only one proxy statement for the Fund. Please vote all issues on each proxy card that you receive.

                THANK YOU FOR MAILING YOUR PROXY CARDS PROMPTLY.

                          SCUDDER CASH INVESTMENT TRUST

                                SCUDDER GNMA FUND

                            SCUDDER INVESTMENT TRUST

                             SCUDDER PORTFOLIO TRUST

                        SCUDDER U.S. TREASURY MONEY FUND

                                                         Two International Place
                                                     Boston, Massachusetts 02110
                                                                  1-800-225-2470

                                                               September 2, 1997


Dear Shareholder:

On June 26, 1997, Scudder, Stevens & Clark ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. As a result of this transaction, it is necessary for the shareholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement.

The following important facts about the transaction are outlined below:

- The transaction has no effect on the number of shares you own or the value of those shares.

- The advisory fees and expenses paid by your Fund will not increase as a result of this transaction. As is now the case, you will not pay sales loads on purchases of shares of your Fund.

-    The investment objective of your Fund will remain the same.

- The non-interested Trustees of your Fund have carefully reviewed the proposed transaction and have concluded that the transaction should cause no reduction in the quality of services provided to the Fund and should enhance Scudder's ability to provide such services.

Shareholders are also being asked to approve certain other matters that have been set forth in the Fund's Notice of Meeting. The Board members of your Fund believe that each of the proposals set forth in the Notice of Meeting for your Fund is important and recommend that you read the enclosed materials carefully and then vote FOR all proposals.

Since all of the funds for which Scudder acts as investment manager are required to conduct shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

Your vote is important. Please take a moment now to sign and return your proxy card(s) in the enclosed postage-paid return envelope. If we do not receive your executed proxy card(s) after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Respectfully,


Daniel Pierce
President
  Scudder GNMA Fund
  Scudder Investment Trust
  Scudder Portfolio Trust

David S. Lee
President
  Scudder Cash Investment Trust
  Scudder U.S. Treasury Money Fund


SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN IT IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHARE- HOLDINGS.

                          SCUDDER CASH INVESTMENT TRUST

                                SCUDDER GNMA FUND

                            SCUDDER INVESTMENT TRUST

                             SCUDDER PORTFOLIO TRUST

                        SCUDDER U.S. TREASURY MONEY FUND


                    Notice of Special Meeting of Shareholders

     Please take notice that Special Meetings of Shareholders (each a "Special Meeting") of each Scudder Trust listed above (each a "Trust" and, collectively, the "Trusts"), the series of which are Scudder Classic Growth Fund, Scudder Large Company Growth Fund, and Scudder Growth and Income Fund of Scudder Investment Trust; and Scudder Income Fund, Scudder High Yield Bond Fund and Scudder Balanced Fund of Scudder Portfolio Trust (each a "Fund," and, collectively, where applicable, with those Trusts that do not have any series, the "Funds") will be held jointly at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on October 24, 1997, at 9:30 a.m., Eastern time, for the following purposes:

(1) To approve or disapprove a new investment management agreement between each Fund and Scudder;

(2)     For each Trust, to elect Trustees;

(3) To approve or disapprove the Board's discretionary authority to convert each Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;

(4)(A)  For each  Trust,  to  approve  or  disapprove  certain  provisions  of a
        proposed   Amended  and  Restated   Declaration  of  Trust  requiring  a
        two-thirds vote of shareholders;

   (B) For each Trust, to approve or disapprove certain other provisions of a proposed Amended and Restated Declaration of Trust requiring a majority vote of shareholders;

(5) For each Fund, to approve or disapprove the revision of certain fundamental investment policies; and

(6) To ratify or reject the selection of Coopers & Lybrand L.L.P. as the independent accountants for each of the Funds for each Fund's current fiscal year.

     The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of beneficial interest of each Fund at the close of business on August 24, 1997 are entitled to vote at the Special Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more

Trusts or, where applicable, Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter requiring, respectively, a Trust-wide or a Fund by Fund vote will require the affirmative vote of the holders of a majority of the concerned Trust's (for a Trust-wide vote) or, where applicable, the Fund's (for a Fund by Fund vote), shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

By Order of the Board of Trustees,
Thomas F. McDonough, Secretary
September 2, 1997



--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the necessity and expense of further solicitations to ensure a quorum at the Special Meetings. If you can attend the Special Meetings and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                          SCUDDER CASH INVESTMENT TRUST

                                SCUDDER GNMA FUND

                            SCUDDER INVESTMENT TRUST

                             SCUDDER PORTFOLIO TRUST

                        SCUDDER U.S. TREASURY MONEY FUND

              Two International Place, Boston, Massachusetts 02110

                              JOINT PROXY STATEMENT

                 ----------------------------------------------

General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of each of the Scudder Trusts listed above (each a "Trust" and, collectively, the "Trusts"), the series of which are Scudder Classic Growth Fund, Scudder Large Company Growth Fund, and Scudder Growth and Income Fund of Scudder Investment Trust; and Scudder Income Fund, Scudder High Yield Bond Fund and Scudder Balanced Fund of Scudder Portfolio Trust (each a "Fund," and, collectively, where applicable, with those Trusts that do not have any series, the "Funds") for use at the Special Meetings of Shareholders of each Trust, to be held jointly at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting"). (In the descriptions of the various proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is.)

     This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about September 2, 1997 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110), or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of a Trust (for a Trust-wide vote) or a Fund (for a Fund by Fund vote) shall be necessary and sufficient to constitute a quorum for the transaction of business requiring, respectively, Trust-wide or Fund by Fund voting. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Special

Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment as to a matter requiring, respectively, a Trust-wide or a Fund by Fund vote will require the affirmative vote of the holders of a majority of the concerned Trust's (for a Trust-wide vote) or Fund's (for a Fund by Fund vote) shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Proposals 1 and 5 each requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The terms "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of each Fund. Approval of Proposal 2 requires the affirmative vote of a plurality of the shares of each Trust voting. The requisite vote for Proposals 3, 4(A) and 4(B) is governed by the applicable Declaration of Trust. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of each Fund. Approval of Proposal 4(A) requires the affirmative vote of two thirds of shares of the Trust outstanding and entitled to vote, while approval of Proposal 4(B) requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of the Trust. Approval of Proposal 6 requires the affirmative vote of a majority of the shares of each Fund voting.

     Abstentions will have the effect of a "no" vote on all proposals. Broker non-votes will have the effect of a "no" vote for Proposals 1, 3 and 5, which require the approval of a specified percentage of the outstanding shares of each Fund and Proposals 4(A) and 4(B), which require the approval of a specified percentage of the outstanding shares of each Trust, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund, or the Trust, as the case may be, present at the Special Meeting with respect to Proposals 1, 3, 4(B) and 5.

     Shareholders of each Fund will vote separately with respect to each of Proposals 1, 3, 5 and 6; and Shareholders of each Trust will vote together on proposals 2, 4(A), and 4(B).

     The following table summarizes those voting requirements:

                                         Shareholders Entitled to Vote             Vote Required for Approval
                                         -----------------------------             --------------------------

Proposal 1                               Shareholders of each Fund vote            Approved by a "majority of the
(Approval of new Investment              separately                                outstanding voting securities" of
Management Agreement)                                                              each Fund

Proposal 2                               Shareholders of each Trust vote           Each nominee must be elected by a
(Election of Trustees)                   together for each nominee (if a           plurality of the shares voting at
                                         Trust has several Funds,                  the Special Meeting
                                         shareholders of all Funds vote
                                         together as a single class)

Proposal 3                               Shareholders of each Fund vote            Approved by a majority of the
(Approval of discretionary               separately                                shares of each Fund
authority to convert to
master/feeder fund structure)

Proposal 4(A)                            Shareholders of each Trust vote           Approved by the vote of two-thirds
(Approval of a portion of the            together (if a Trust has several          of shares of the Trust outstanding
Amended and Restated Declaration         Funds, shareholders of all Funds          and entitled to vote
of Trust)                                vote together as a single class)

Proposal 4(B)                            Shareholders of each Trust vote           Approved by a "majority of the
(Approval of a portion of the            together (if a Trust has several          outstanding voting securities" of
Amended and Restated Declaration         Funds, shareholders of all Funds          the Trust
of Trust)                                vote together as a single class)

Proposal 5                               Shareholders of each Fund vote            Approved by a "majority of the
(Approval of the revision of             separately                                outstanding voting securities" of
certain fundamental investment                                                     each Fund
policies)

Proposal 6                               Shareholders of each Fund vote            Approved by a majority of the
(Ratification of selection of            separately                                shares voting at the Special Meeting
Accountants)


     Holders of record of the shares of beneficial interest of each Fund at the close of business on August 24, 1997 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of June 30, 1997

                                                    Number of Shares Outstanding
    Name of the Fund                                     as of June 30, 1997
    ----------------                                     -------------------

Scudder Cash Investment Trust                               1,430,702,948

Scudder GNMA Fund                                             26,844,293

Scudder Classic Growth Fund                                   2,048,137

Scudder Growth and Income Fund                               210,477,108

Scudder Large Company Growth Fund                             11,473,679

Scudder Income Fund                                           45,069,019

Scudder High Yield Bond Fund                                  8,009,734

Scudder Balanced Fund                                         8,418,686

Scudder U.S. Treasury Money Fund                             398,570,345



     Each Trust provides periodic reports to all of its shareholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-225-5163 or writing the Fund, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110.

                           PROPOSAL 1: APPROVAL OF NEW
                         INVESTMENT MANAGEMENT AGREEMENT

Introduction

     Scudder acts as the investment manager to each Fund pursuant to investment management agreements entered into by each Fund and Scudder (each a "Current
Investment  Management  Agreement" and,  collectively,  the "Current  Investment
Management Agreements"). (Scudder is sometimes referred to in this proxy statement as the "Investment Manager.") On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." ZKI, a Chicago-based investment adviser and the adviser to the Kemper funds, has approximately $80 billion under management. The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.

     Consummation of the Transactions would constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, each of the Current Investment Management Agreements provide for its automatic termination in the event of its assignment. In anticipation of the Transactions, a new investment management agreement (each a "New Investment Management Agreement" and, collectively, the "New Investment Management Agreements," together with the Current Investment Management Agreements, the "Investment Management Agreements") between each Fund and Scudder Kemper is being proposed for approval by shareholders of each Fund. A copy of the master form of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE CORRESPONDING CURRENT INVESTMENT MANAGEMENT AGREEMENT. Conforming changes are being recommended to the New Investment Management Agreement in order to promote consistency among all of the funds currently advised by Scudder and to permit ease of administration. The material terms of each Current Investment Management Agreement are described under "Description of the Current Investment Management Agreement" below.

Board of Trustees Recommendation

     On August 6, 1997, the Board of each Trust, including Trustees who are not parties to such agreement or "interested persons" (as defined under the 1940
Act) of any such party, voted to approve the New Investment Management Agreements and to recommend their respective approval to shareholders.

     For information about the Boards' deliberations and the reasons for their recommendation, please see "Board of Trustees Evaluation" below.

     The Board of each Trust recommends that its shareholders vote in favor of the approval of the New Investment Management Agreement for each Fund.

Board of Trustees Evaluation

     On June 26, 1997, representatives of Scudder advised the Non-interested Trustees of each Trust by means of a telephone conference call that Scudder had entered into the Transaction Agreement. At that time, Scudder representatives described the general terms of the proposed Transactions and the perceived benefits for the Scudder organization and for its investment advisory clients.

     Scudder subsequently furnished the Non-interested Trustees additional information regarding the proposed Transactions, including information regarding the terms of the proposed Transactions, and information regarding the Zurich and ZKI organizations. In a series of subsequent telephone conference calls and in-person meetings, the Non-interested Trustees discussed this information among themselves and with representatives of Scudder and Zurich. They were assisted in their review of this information by their independent legal counsel and also consulted with a representative of the Funds' independent auditors and with an independent consultant knowledgeable in mutual fund industry matters.

     In the course of these discussions, Scudder advised the Non-interested Trustees that it did not expect that the proposed Transactions would have a material effect on the operations of the Funds or their shareholders. Scudder has advised the Non-interested Trustees that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of the Funds. Scudder representatives have informed the Trustees that Scudder intends to maintain the separate existence of the funds that Scudder and ZKI manage in their respective distribution channels. Scudder has also advised the Non-interested Trustees that although it expects that various portions of the ZKI organization would be combined with Scudder's operations, the senior executives of Scudder overseeing those operations will remain largely unchanged. It is possible, however, that changes in certain personnel currently involved in providing services to the Funds may result from future efforts to combine the strengths and efficiencies of both firms. In their discussions with the Trustees, Scudder representatives also emphasized the strengths of the Zurich organization and its commitment to provide the new Scudder Kemper organization with the resources necessary to continue to provide high quality services to the Funds and the other investment advisory clients of the new Scudder Kemper organization.

     The Board of each Trust was advised that Scudder intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transactions, each of the Boards, assuming the election of the nominees that you are being asked to elect in "Proposal 2: Election of Trustees," would be in compliance with this provision of Section 15(f). (See "Proposal 2: Election of Trustees"). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transactions. Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Funds' shareholders as well as other fees and expenses in connection with the Transactions, including the fees and expenses of legal counsel and consultants to the Funds and the Non-interested Trustees.

     During the course of their deliberations, the Non-interested Trustees considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder to the Funds; the necessity of Scudder maintaining and enhancing its ability to retain and attract capable personnel to serve the Funds; the investment record of Scudder in managing the Funds; the increased complexity of the domestic and international securities markets; Scudder's profitability from advising the Funds; possible economies of scale; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios; the risks assumed by Scudder; the advantages and possible disadvantages to the Funds of having an adviser of the Funds which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as manager to the Funds and from affiliates of Scudder serving the Funds in various other capacities; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Funds.

     In addition to the foregoing factors, the Non-interested Trustees gave careful consideration to the likely impact of the Transactions on the Scudder organization. In this regard, the Non-interested Trustees considered, among other things, the structure of the Transactions which affords Scudder executives substantial autonomy over Scudder's operations and provides substantial equity participation and incentives for many Scudder employees; Scudder's and Zurich's commitment to Scudder's paying compensation adequate to attract and retain top quality personnel; Zurich's strategy for the development of its asset management business through Scudder; information regarding the financial resources and business reputation of Zurich; and the complementary nature of various aspects of the business of Scudder and the Zurich Kemper organization and the intention to maintain separate Scudder and Kemper brands in the mutual fund business. Based on the foregoing, the Non-interested Trustees concluded that the Transactions should cause no reduction in the quality of services provided to the Funds and believe that the Transactions should enhance Scudder's ability to provide such services. The Non-interested Trustees considered the foregoing factors with respect to each of the Funds.

     On August 6, 1997, the Trustees of each Trust, including the Non-interested Trustees of each Trust approved the New Investment Management Agreement.

Information Concerning the Transactions and Zurich

     Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a compensation pool for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder stockholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper. Scudder's name will be changed to Scudder Kemper Investments, Inc.

     The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

     At the closing, Zurich and the other stockholders of Scudder Kemper will enter into a Second Amended and Restated Security Holders Agreement (the "New SHA"). Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the Scudder Kemper board of directors and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and other two members of the Executive Committee.

     The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director of Scudder; Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President and Chief Executive Officer and Managing Director of Scudder.

     The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.

     The initial Scudder-designated  Executive Committee members will be Messrs.
Birdsong  and  Villani  (Chairman).  The  initial  Zurich-designated   Executive
Committee members will be Messrs. Cheng and Rohrbasser.

     The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by continuing Scudder stockholders.

     The Transactions are subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and shareholder approvals from U.S.-registered funds representing 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

     The information set forth above concerning the Transactions has been provided to the Trusts by Scudder, and the information set forth below concerning Zurich has been provided to the Trusts by Zurich.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

Description of the Current Investment Management Agreements

     Under each Current Investment Management Agreement, Scudder provides each Fund with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held, or sold, and what portion of each Fund's assets shall be held uninvested, subject to each Trust's Declaration of Trust, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees may determine.

     Each Current Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for each Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws;
maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of each Trust's Board of Trustees.

     Under each Current Investment Management Agreement, each Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of each Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees of each Trust with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of each Fund (including each Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees, officers and employees as may duly be elected officers of each Trust, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Investment Manager. Under each Current Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of each Trust who are directors, officers or employees of the Investment Manager, except to the extent that such expenses relate to attendance at meetings of the Board of Trustees of each Trust, or any committees thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by each Trust to any of its officers or Trustees who were affiliated with the Investment Manager.

     In return for the services provided by the Investment Manager as investment manager, and the expenses it assumes under each Current Investment Management Agreement, each Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Fund is set forth in the table below. As of the end of each Fund's last fiscal year, each Fund had net assets and paid an aggregate management fee to the Investment Manager during such period as set forth below.

------------------------ --------------- ---------------------- ----------------------------------------- ------------------
                                                                                                          Aggregate
                         Fiscal                   Net           Management                                Management Fee
Fund                     Year                   Assets          Fee Rate                                  Paid
------------------------ --------------- ---------------------- ----------------------------------------- ------------------

Scudder Cash             6/30/97             $1,430,623,517     .50 of 1% of 1st $250 million                    $5,942,044
Investment Trust                                                .45 of 1% on next $250 million
                                                                .40 of 1% on next $500 million
                                                                .35 of 1% in excess of $1 billion

Scudder GNMA Fund        3/31/97                                .65 of 1% of 1st $200 million                    $2,532,357
                                                                .60 of 1% on next $300 million
                                                                .55 of 1% in excess of $500 million

Scudder Classic Growth   8/31/97                                                  .70%                                   $0
Fund

Scudder Growth and       12/31/96            $4,186,481,205     .60 of 1% 1st $500 million                      $17,628,873
Income Fund                                                     .55 of 1% on next $500 million
                                                                .50   of  1%  on next $500 million
                                                                .475 of 1% on next $500 million
                                                                .45  of 1% on next $1 billion
                                                                .425 of 1% on next $1.5 billion
                                                                .405 of 1% in  excess of $4.5 billion

Scudder Large Company    10/31/96              $221,253,633                       .70%                           $1,447,537
Growth Fund

Scudder Income Fund      12/31/96              $578,519,502     .65 of 1% 1st $200 million                       $3,516,782
                                                                .60 of 1% on next $300 million
                                                                .55 of 1% in excess of $500 million

Scudder High Yield       2/28/97                $73,523,094                       .70%                                   $0
Bond Fund

Scudder Balanced Fund    12/31/96              $109,541,542                       .70%                             $340,364

Scudder U.S. Treasury    6/30/97               $398,597,054                       .50%                             $893,661
Money Fund
------------------------ --------------- ---------------------- ----------------------------------------- ------------------


     Each Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement.

     Each Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board of Trustees. As stated above, each Current Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder has acted as the Investment Manager for each Fund since each Fund commenced operations as shown below. Also shown below is the date of each Current Investment Management Agreement, the date when each Current Investment Management Agreement was last approved by the Trustees and the shareholders of each Fund and the date to which each Current Investment Management Agreement was last continued. Each Current Investment Management Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act.*

                       Commencement             Date of                     Last Approved by              Date
                            of             Current Investment           --------------------------     Continued
       Fund             Operations        Management Agreement          Trustees      Shareholders         to
       ----            ------------       --------------------          --------      ------------      ---------

   Scudder Cash           7/23/76               11/6/96                 8/13/96           11/5/96        9/30/98
 Investment Trust

 Scudder GNMA Fund        7/5/85                11/14/90                8/12/97          11/13/90        9/30/98

  Scudder Classic         9/9/96                 9/9/96                 8/12/97           9/4/96         9/30/98
    Growth Fund

Scudder Growth and        5/31/29                5/1/97                 4/8/97            9/21/90        9/30/98
    Income Fund

   Scudder Large          5/15/91                5/9/91                 8/12/97           5/8/91        9/30/98
  Company Growth
       Fund

Scudder Income Fund       4/24/28               11/14/90                8/12/97          11/13/90        9/30/98

Scudder High Yield        6/28/96               6/28/96                 8/12/97           6/27/96        9/30/98
     Bond Fund

 Scudder Balanced         1/14/93               12/28/92                8/12/97           1/4/93         9/30/98
       Fund

                       Commencement             Date of                     Last Approved by              Date
                            of             Current Investment           --------------------------     Continued
       Fund             Operations        Management Agreement          Trustees      Shareholders         to
       ----            ------------       --------------------          --------      ------------      ---------

   Scudder U.S.          11/23/81               11/14/90                8/12/97          11/13/90        9/30/98
Treasury Money Fund

____________________

* An Investment Management Agreement which is changed from a prior agreement solely to reduce the fee payable by the Fund does not require shareholder approval prior to becoming effective. In those cases, the date shown for shareholder approval may be later than the effective date.


The New Investment Management Agreements

     The New Investment Management Agreement for each Fund will be dated as of the date of the consummation of the Transactions, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. Each New Investment Management Agreement will be in effect for an initial term ending on the same date as would the corresponding Current Investment Management Agreement but for the Transactions, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, the corresponding Current Investment Management Agreement will remain in effect until the closing of the Transactions, at which time it would terminate. In such event, the Board of such Fund will take such action as it deems to be in the best interests of each Fund and its shareholders. In the event the Transactions are not consummated, Scudder will continue to provide services to each Fund in accordance with the terms of each Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Trustees.

Differences Between the Current and New Investment Management Agreements

     The New Investment Management Agreements are substantially the same as the Current Investment Management Agreements in all material respects. The principal changes that have been made are summarized below. The New Investment Management Agreements reflect conforming changes that have been made in order to promote consistency among all funds currently advised by Scudder and to permit ease of administration. For example, the New Investment Management Agreements for Scudder GNMA Fund, Scudder Large Company Growth Fund, Scudder Income Fund, Scudder Balanced Fund and Scudder U.S. Treasury Fund would update the list of types of services that may be provided by the Investment Manager to include the monitoring of accounting agents. In addition, the New Investment Management Agreement for these same Funds would specify that the Investment Manager is not responsible for payment of the fees and expenses of a Fund's accounting agent. These Funds, as well as Scudder Classic Growth Fund and Scudder High Yield Bond Fund, also propose to add "accounting agents" to the list of service providers to which the Investment Manager must provide information in connection with the payment of dividends and distributions. The New Investment Management Agreements also clarify that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner.

     In addition, the New Investment Management Agreements for each Fund (except for the Cash Investment Trust, Classic Growth Fund and the High Yield Bond Fund, all of which already included such provision with respect to Scudder) would clarify the scope of the licensing provisions governing the use of the Scudder name. Specifically, each New Investment Management Agreement identifies Scudder Kemper as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc.," and "Scudder, Stevens & Clark, Inc." (together the "Scudder Marks"). Under this license, each Trust, with respect to each of its Funds, if any, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. This license continues only as long as the New Investment Management Agreement is in place, and only as long as Scudder Kemper continues to be a licensee of the Scudder Marks from Scudder Trust Company, which is the owner and licensor of the Scudder Marks. As a condition of the license, each Trust, on behalf of each of its Funds, if any, undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Scudder Marks or ownership by Scudder Trust Company and the obligation to use the name within commercially reasonable standards of quality. In the event the agreement is terminated, each Trust, on behalf of each of its Funds, if any, must not use a name likely to be confused with those associated with the Scudder Marks.

     Other conforming changes include: deletion of the Investment Manager's potential responsibility for monitoring the calculation and payment of distributions to shareholders (for all Funds except Scudder Cash Investment Trust and Scudder Growth and Income Fund, which do not contain such provision); deletion of a provision not permitting application of the Current Investment Management Agreement to newly-created series (for the GNMA Fund, Income Fund and the U.S. Treasury Fund); and the inclusion of a provision clarifying that the New Investment Management Agreement supersedes all prior agreements (for Scudder Classic Growth Fund and Scudder High Yield Bond Fund).

Investment Manager

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder, Edmond D. Villani# is President and Chief Executive Officer of Scudder, Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder (see footnote for symbol key).. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs#, Daniel Pierce and Edmond D. Villani in their capacity as the representatives of the beneficial owners of such securities (the "Representatives"), pursuant to a Security Holders' Agreement among

--------------------------

*  Two International Place, Boston, Massachusetts
#  345 Park Avenue, New York, New York
+  101 California Street, San Francisco, California
@  Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals of Scudder own nonvoting stock.

     Directors, officers and employees of Scudder from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for each Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder, is the transfer, shareholding and dividend-paying agent for each Fund. Scudder Trust Company ("STC"), an affiliate of Scudder, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The table below sets forth for each Fund the respective fees paid to SFAC, SSC and STC during the last fiscal year of each Fund.



                                                 Aggregate Fee Paid      Aggregate Fee Paid
                                                 to SFAC During Last     to SSC During Last        Aggregate Fee Paid to STC
Fund                            Fiscal Year      Fiscal Year             Fiscal Year               During Last Fiscal Year
----                            -----------      -------------------     ----------------------    ---------------------

Scudder Cash Investment           6/30/97        $105,874                $2,907,025                $1,699,834
Trust

Scudder GNMA Fund                 3/31/97        $112,508                $601,383                  $176,074

Scudder Classic Growth            8/31/97        $9,479**                $11,622**                 $561**
Fund

Scudder Growth and Income        12/31/96        $249,566                $4,264,447                $2,482,721
Fund

Scudder Large Company            10/31/96        $56,114                 $275,078                  $128,483
Growth Fund

Scudder Income Fund              12/31/96        $97,111                 $693,316                  $872,411

Scudder High Yield Bond           2/28/97        $0                      $0                        $0
Fund

Scudder Balanced Fund            12/31/96        $42,622                 $201,637                  $188,390

                                                 Aggregate Fee Paid      Aggregate Fee Paid
                                                 to SFAC During Last     to SSC During Last        Aggregate Fee Paid to STC
Fund                            Fiscal Year      Fiscal Year             Fiscal Year               During Last Fiscal Year
----                            -----------      -------------------     ----------------------    ---------------------

Scudder U.S. Treasury             6/30/97        $50,134                 $710,792                  $525,821
Money Fund

___________________

     **Projected

     SFAC, SSC and STC will continue to provide fund accounting, transfer agency, subaccounting and recordkeeping services to the Funds under the current arrangements if the New Investment Management Agreements are approved.

     Exhibit B sets forth the fees and other information regarding other investment companies advised by Scudder.


Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder will not consider sales of shares of funds currently advised by ZKI, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by ZKI. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

Required Vote

     Approval of this Proposal as to any Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The Trustees of each Trust recommend that the shareholders of each Fund vote in favor of this Proposal 1.


                 PROPOSAL 2: ELECTION OF TRUSTEES FOR EACH TRUST

     At the Special Meeting, eight Trustees are to be elected to constitute the Board of each Trust. For election of Trustees at the Special Meeting, each Trust's Board of Trustees has approved the nomination of the following individuals: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George
M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

     The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the respective Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the Declaration of Trust of each Trust.

     Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Trustees may recommend. The following table sets forth certain information concerning the current Trustees and the nominees. Unless otherwise noted, each of the Trustees and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.


NOMINEES:
--------

                                    Present Office with the Trust (Date Nominee Became Trustee),
                                                       Principal Occupation or
Name (Age)                                          Employment and Directorships
----------                          ------------------------------------------------------------

Henry P. Becton, Jr. (53)           Trustee,  Scudder Cash  Investment  Trust (1990),  Scudder  Investment  Trust
                                    (1990) and Scudder  Portfolio  Trust (1990).  President and General  Manager,
                                    WGBH Educational  Foundation;  Director:  Becton  Dickinson and Company;  The
                                    A.H. Belo  Company;  The Public  Broadcasting  Service;  and several  private companies.  Former  Director,  The  Providence  Journal  Company.  Mr. Becton
                                    serves on the Boards of an  additional 3 Trusts or  Corporations  whose Funds are advised by Scudder.

Dawn-Marie Driscoll (50)            Trustee,  Scudder Cash Investment Trust (1987),  Scudder U.S.  Treasury Money
                                    Fund  (1987) and  Scudder  GNMA Fund  (1988).  Executive  Fellow,  Center for
                                    Business Ethics, Bentley College;  President,  Driscoll Associates;  Director
                                    of several  private  companies.  Prior to 1990, law partner  (Palmer & Dodge)
                                    and Vice President of Corporate  Affairs and General Counsel,  Filene's.  Ms.
                                    Driscoll  serves on the  Boards  of an  additional  5 Trusts or  Corporations whose Funds are advised by Scudder.

Peter B. Freeman (65)               Trustee,  Scudder Cash  Investment  Trust  (1980) and Scudder  U.S.  Treasury
                                    Money Fund (1997).  Corporate Director and Trustee;  Director,  The A.H. Belo
                                    Company,  Trustee,  Eastern  Utilities  Associates  (electric utility holding company);  Director,  AMICA Life Insurance Co.; Director, AMICA Insurance Co.
                                    Formerly:  President,  Fields  Point  Management  Co. and  Goelet  Estate Co.
                                    (private investment management  companies);  Former Director,  The Providence
                                    Journal Company  (multi-media  company).  Mr. Freeman serves on the Boards of an additional 8 Trusts or Corporations whose Funds are advised by Scudder.

George M. Lovejoy, Jr. (67)         Trustee,  Scudder Cash  Investment  Trust  (1976),  Scudder GNMA Fund (1985),
                                    Scudder  Investment Trust (1984),  Scudder Portfolio Trust (1975)

NOMINEES:
--------

                                    Present Office with the Trust (Date Nominee Became Trustee),
                                                       Principal Occupation or
Name (Age)                                          Employment and Directorships
----------                          ------------------------------------------------------------

                                    and Scudder U.S.  Treasury Money Fund (1981).  President and Director,  Fifty
                                    Associates  (real estate  investment  trust);  Director or Trustee of various
                                    for-profit  and  not-for-profit  organizations.   Prior  to  1994,  Chairman,
                                    Meredith & Grew, Inc. (real estate services  company).  Mr. Lovejoy serves on the Boards of an additional 4 Trusts or Corporations  whose Funds are advised by Scudder.

Dr. Wesley W. Marple, Jr. (65)      Trustee,  Scudder  GNMA Fund  (1985),  Scudder  Investment  Trust  (1984) and
                                    Scudder  Portfolio  Trust  (1982).   Professor  of  Business  Administration,
                                    Northeastern   University,   teaching  financial  management  and  investment
                                    banking.  Trustee,  Eastern Utilities Association (electric utilities holding company).  Dr.  Marple  serves  on the  Boards of an  additional  3 Trusts or
                                    Corporations whose Funds are advised by Scudder.

Daniel Pierce* (63)                 President and Trustee,  Scudder GNMA Fund (1985),  Scudder  Investment  Trust
                                    (1984)  and  Scudder  Portfolio  Trust  (1968).  Chairman  of the  Board  and
                                    Managing  Director  of Scudder,  Stevens & Clark,  Inc.  Director,  Fiduciary
                                    Trust Company (bank and trust  company) and  Fiduciary  Company  Incorporated
                                    (bank and trust  company).  Mr.  Pierce serves on the Boards of an additional
                                    15 Trusts or Corporations whose Funds are advised by Scudder.

Kathryn L. Quirk* (44)              Trustee,  Scudder Cash Investment  Trust (1996) and Scudder  Investment Trust
                                    (1997);  and,  Vice  President,  Scudder  GNMA  Fund.  Managing  Director  of
                                    Scudder,  Stevens  &  Clark,  Inc.  Ms.  Quirk  serves  on the  Boards  of an additional 9 Trusts or Corporations whose Funds are advised by Scudder.

Jean C. Tempel (54)                 Trustee,  Scudder GNMA Fund (1994),  Scudder Investment Trust (1994), Scudder
                                    Portfolio  Trust  (1994)  and  Scudder  U.S.   Treasury  Money  Fund  (1994).
                                    Managing  Partner,  Technology Equity Partners;  Special Limited Partner,  TL
                                    Ventures (a venture  capital  fund);  Director and Vice  Chairman,  Cambridge
                                    Technology  Partners,  Inc. (a systems integration on client/server  platform company);  Director, Sonesta International Hotels, Inc.; Director,  Centocor,
                                    Inc.  (diagnostic  and  pharmaceutical  biotechnology  company);  Director of
                                    several   private   companies.   Prior  to  1993,   President   of  Safeguard
                                    Scientific,  Inc. and Executive Vice President and Chief Operating Officer of
                                    The  Boston  Company.  Ms.  Tempel  serves on the Boards of an  additional  3
                                    Trusts or Corporations whose Funds are advised by Scudder.

----------------

* Trustees considered by the Trusts and their counsel to be "interested persons" (as defined in the 1940 Act) of the Trusts or of their investment manager because of their employment by the Investment Manager and, in some cases, holding offices with the Trust.

CURRENT TRUSTEES NOT
STANDING FOR
RE-ELECTION:

                                    Present Office with the Trust (Date Nominee Became Trustee),
                                                       Principal Occupation or
Name (Age)                                          Employment and Directorships
----------                          ------------------------------------------------------------

E. Michael Brown* (56)              Trustee,  Scudder Cash  Investment  Trust  (1996),  Scudder GNMA Fund (1995),
                                    Scudder  Portfolio Trust (1997) and Scudder U.S.  Treasury Money Fund (1995).
                                    Managing  Director of Scudder,  Stevens & Clark, Inc. Mr. Brown serves on the
                                    Boards of an additional 2 Trusts or  Corporations  whose Funds are advised by
                                    Scudder.

David S. Lee* (63)                  President and Trustee,  Scudder Cash Investment Trust (1975) and Scudder U.S.
                                    Treasury  Money Fund (1981);  Vice  President and Trustee,  Scudder GNMA Fund
                                    (1985) and Scudder  Portfolio  Trust  (1971);  and, Vice  President,  Scudder
                                    Investment Trust; Managing Director,  Scudder, Stevens & Clark, Inc.; Trustee
                                    Emeritus,  New  England  Medical  Center.  Mr. Lee serves on the Boards of an additional 12 Trusts or Corporations whose Funds are advised by Scudder.

----------------

* Trustees considered by the Trusts and their counsel to be "interested persons" (as defined in the 1940 Act) of the Trusts or of their investment manager because of their employment by the Investment Manager and, in some cases, holding offices with the Trust.

     The table below sets forth the number of shares of each Fund owned directly or beneficially by the nominees to and the Trustees of the relevant Board of Trustees as of June 30, 1997.

------------------------- --------- ----- ----------- ------- ---------- ------- --------- --------- -------- ------ -------------
                                                                                                                     All Current
                                                                                                                     Trustees and
Fund Name (1)             Becton    Brown Driscoll    Freeman Lee        Lovejoy Marple    Pierce    Quirk    Temple Officers as
                                                                                                                     a Group
------------------------- --------- ----- ----------- ------- ---------- ------- --------- --------- -------- ------ -------------
------------------------- --------- ----- ----------- ------- ---------- ------- --------- --------- -------- ------ -------------

Scudder Cash
 Investment Trust              1064    --          -- 265,212  77,666(2)  10,739 97,292(3) 60,410(4) 8,502(5)     --  9,803,527(6)
------------------------- --------- ----- ----------- ------- ---------- ------- --------- --------- -------- ------ -------------
------------------------- --------- ----- ----------- ------- ---------- ------- --------- --------- -------- ------ -------------

Scudder GNMA Fund               68*    --         199      --   1,012(7)   1,518       312        --      152    824    170,970(8)
------------------------- --------- ----- ----------- ------- ---------- ------- --------- --------- -------- ------ -------------
------------------------- --------- ----- ----------- ------- ---------- ------- --------- --------- -------- ------ -------------

Scudder Investment Trust
 Scudder Classic
   Growth Fund                  285   N/A         960      --        N/A      --       86*        --       --     --    126,327(9)
 Scudder Growth
   and Income Fund        3,833(10)   N/A  11,240(11)   4,109        N/A  24,428     1,098   303(12)       --  2,055 1,638,021(13)
 Scudder Large Company
   Growth Fund                3,119   N/A       1,295      --        N/A     372   364(14)   198(15)       --  3,621   301,875(16)
------------------------- --------- ----- ----------- ------- ---------- ------- --------- --------- -------- ------ -------------
------------------------- --------- ----- ----------- ------- ---------- ------- --------- --------- -------- ------ -------------

Scudder Portfolio Trust
 Scudder Income Fund          1,730    --         412     720 14,544(17)     823 1,804(18) 4,338(19)      221  1,308   930,892(20)
 Scudder High Yield
   Bond Fund                    77*    --       1,194      --         --     631      117*        --       --     --   146,819(21)
 Scudder Balanced Fund        2,122    --          --      --         --     514       87*        --       --  4,531 1,564,741(22)
------------------------- --------- ----- ----------- ------- ---------- ------- --------- --------- -------- ------ -------------
------------------------- --------- ----- ----------- ------- ---------- ------- --------- --------- -------- ------ -------------

Scudder U.S. Treasury
 Money Fund                  1,000*    --       5,661      -- 34,278(23)  58,423     2,665        --       -- 17,575 1,704,075(24)
------------------------- --------- ----- ----------- ------- ---------- ------- --------- --------- -------- ------ -------------

* Shares acquired after 6/30/97

(1) The information as to beneficial ownership is based on statements furnished to the Trusts by each Trustee and nominee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each Trustee's and nominee's individual shareholdings of any Fund constitute less than 1/4 of 1% of the shares outstanding of such Fund.

(2) Mr. Lee's total in Scudder Cash Investment Trust includes 58,825 shares owned by members of his family and 7,000 shares held in a fiduciary capacity as to which he shares investment and voting power.

(3) Dr. Marple's total in Scudder Cash Investment Trust includes 21,483 shares held with shared investment and voting power.

(4) Mr. Pierce's total in Scudder Cash Investment Trust includes 59,429 shares held with shared investment and voting power.

(5) Ms. Quirk's total in Scudder Cash Investment Trust includes 3,262 shares held with shared investment and voting power.

(6) As a group on June 30, 1997, the Trustees and officers owned beneficially 0.69% of the outstanding shares of Scudder Cash Investment Trust of which 294,096 shares were held with sole investment and voting power, 94,624 shares were held with shared investment and voting power, and 9,414,807 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(7) Mr. Lee's shares in Scudder GNMA Fund are held in a fiduciary capacity as to which he shares investment and voting power.

(8) As a group on June 30, 1997, the Trustees and officers owned beneficially 0.64% of the outstanding shares of Scudder GNMA Fund of which 2,853 shares were held with sole investment and voting power, 1,012 shares were held with shared investment and voting power, and 167,105 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(9) As a group on June 30, 1997, the Trustees and officers owned beneficially 6.16% of the outstanding shares of Scudder Classic Growth Fund of which 285 shares were held with sole investment and voting power, and 126,042 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(10) Mr. Becton's total in Scudder Growth and Income Fund includes 65 shares held with shared investment and voting power.

(11) Ms. Driscoll's total in Scudder Growth and Income Fund includes 2,304 shares held with shared investment and voting power.

(12) Mr. Pierce's shares in Scudder Growth and Income Fund are held in a fiduciary capacity as to which he shares investment and voting power.

(13) As a group on June 30, 1997, the Trustees and officers owned beneficially 0.78% of the outstanding shares of Scudder Growth & Income Fund of which 34,232 shares were held with sole investment and voting power, 25,205 shares were held with shared investment and voting power, and 1,578,584 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(14) Dr. Marple's shares in Scudder Large Company Growth Fund are held with shared investment and voting power and 58 shares are held with sole investment and voting power which were acquired after June 30, 1997.

(15) Mr. Pierce's shares in Scudder Large Company Growth Fund are held with shared investment and voting power.

(16) As a group on June 30, 1997, the Trustees and officers owned beneficially 2.64% of the outstanding shares of Scudder Large Company Growth Fund of which 7,112 shares were held with sole investment and voting power, 1,275 shares were held with shared investment and voting power, and 293,488 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(17) Mr. Lee's total in Scudder Income Fund includes 7,955 shares held in a fiduciary capacity as to which he shares investment and voting power.

(18) Dr. Marple's total in Scudder Income Fund includes 466 shares held with shared investment and voting power.

(19) Mr. Pierce's total in Scudder Income Fund includes 2,608 shares held in a fiduciary capacity as to which he shares investment and voting power.

(20) As a group on June 30, 1997, the Trustees and officers owned beneficially 2.07% of the outstanding shares of Scudder Income Fund of which 17,185 shares were held with sole investment and voting power, 11,267 shares were held with shared investment and voting power, and 902,440 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(21) As a group on June 30, 1997, the Trustees and officers of Scudder High Yield Bond Fund owned beneficially 1.83% of the outstanding shares of Scudder High Yield Bond Fund of which 631 shares were held with sole investment and voting power, and 146,188 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard
     K. Hartman serves as Trustee.

(22) As a group on June 30, 1997, the Trustees and officers of Scudder Balanced Fund owned beneficially 18.59% of the outstanding shares of Scudder Balanced Fund of which 7,167 shares were held with sole investment and voting power and 1,557,574 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(23) Mr. Lee's shares in Scudder U.S. Treasury Money Fund are held in a fiduciary capacity as to which he shares investment and voting power.

(24) As a group on June 30, 1997, the Trustees and officers of Scudder U.S. Treasury Money Fund owned beneficially 0.43% of the outstanding shares of Scudder U. S. Treasury Money Fund of which 81,659 shares were held with sole investment and voting power, 34,278 shares were held with shared investment and voting power, and 1,588,138 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

     Certain accounts for which the Investment Manager acts as investment adviser owned 1,724,820 shares in the aggregate, or 6.43% of the outstanding shares of Scudder GNMA Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Certain accounts for the Investment Manager acts as investment adviser owned 122,315 shares in the aggregate, or 5.97% of the outstanding shares of Scudder Classic Growth Fund. The Investment Manager may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1997, 920,626 shares in the aggregate, 44.95% of the outstanding shares of Scudder Classic Growth Fund, were held in the name of State Street Bank & Trust Co., Custodian for the Scudder Pathway Series Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 12,409,854 shares in the aggregate, 5.90% of the outstanding shares of the Scudder Growth & Income Fund were held in the name of Charles, Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 995,338 shares in the aggregate, or 8.68% of the outstanding shares of Scudder Large Company Growth Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Certain accounts for which the Investment Manager acts as investment adviser owned 2,484,603 shares in the aggregate, or 5.51% of the outstanding shares of Scudder Income Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1997, 3,214,626 shares in the aggregate, 7.13% of the outstanding shares of Scudder Income Fund were held in the name of State Street Bank & Trust Co., Custodian for the Scudder Pathway Series Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 757,071 shares in the aggregate, or 9.45% of the outstanding shares of Scudder High Yield Bond Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1997, 964,491 shares in the aggregate, 12.04% of the outstanding shares of Scudder High Yield Bond Fund were held in the name of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94101, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 636,488 shares in the aggregate, 7.95% of the outstanding shares of Scudder High Yield Bond Fund were held in the name of State Street Bank & Trust Co., Custodian for the Scudder Pathway Series Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 454,787 shares in the aggregate, 5.68% of the outstanding shares of Scudder High Yield Bond Fund were held in the name of SSC Investment Corporation, 345 Park Avenue, New York, NY 10154, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     To the best of each Trust's knowledge, as of June 30, 1997, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated above.

Responsibilities of the Board - Board and Committee Meetings

     The Board of Trustees of each Trust is responsible for the general oversight of Fund business. A majority of the Board's members are not affiliated with Scudder. These Non-interested Trustees have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

     Each Board of Trustees meets at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Non-interested Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Investment Manager and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Funds' independent public accountants and by independent legal counsel selected by the Non-interested Trustees. In addition, the Non-interested Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

     The Board of each Trust has both an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below.

Audit Committee

     The Board of each Trust has an Audit Committee consisting of the Non-interested Trustees. The Audit Committee reviews with management and the independent accountants for each Fund, among other things, the scope of the audit and the controls of each Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each Fund to the Board and, in general, considers and reports to the Board on matters regarding each Fund's accounting and bookkeeping practices.

Committee on Independent Trustees

     The Board of each Trust has a Committee on Independent Trustees consisting of all the Non-interested Trustees. The Committee is charged with the duty of making all nominations for Non-interested Trustees and consideration of other related matters. Shareholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

     The following chart sets forth the number of meetings of the Board, the Audit Committee and the Committee on Independent Trustees of each Trust during the calendar year 1996.

                   NUMBER OF BOARD AND COMMITTEE MEETINGS HELD
                          DURING THE CALENDAR YEAR 1996

                                                                    COMMITTEE ON
                               BOARD OF TRUSTEES   AUDIT COMMITTEE   INDEPENDENT
                                    MEETINGS           MEETINGS        TRUSTEES
     NAME OF TRUST                                                     MEETINGS
     -------------             -----------------   ---------------  ------------
Scudder Cash Investment Trust          6                  2               2
Scudder GNMA Fund                      6                  2               2
Scudder Investment Trust               6                  2               2
Scudder Portfolio Trust                7                  2               2
Scudder U.S. Treasury Money Fund       6                  2               2


Executive Officers

     In addition to Ms. Quirk and Messrs. Lee and Pierce, Trustees who are also officers of the Trusts, the following persons are Executive Officers of the
Trusts:

                           Present Office with the Trust;      Trust (Year First Became
Name (Age)                    Principal Occupation or               an Officer) (2)
                                   Employment (1)
----------                 ------------------------------      ------------------------

Kelly D. Babson (38)       Vice President (of each Fund        Scudder Portfolio Trust (1996)
                           except Scudder High Yield Bond
                           Fund); Principal of Scudder,
                           Stevens & Clark, Inc.

Bruce F. Beaty (39)        Vice President; Principal of        Scudder Investment Trust (1995)
                           Scudder, Stevens & Clark, Inc.

William F. Gadsden (42)    Vice President; Managing Director   Scudder Investment Trust (1996)
                           of Scudder, Stevens & Clark, Inc.

                           Present Office with the Trust;      Trust (Year First Became
Name (Age)                    Principal Occupation or               an Officer) (2)
                                   Employment (1)
----------                 ------------------------------      ------------------------

David H. Glen (40)         Vice President; Managing Director   Scudder GNMA Fund (1987)
                           of Scudder, Stevens & Clark, Inc.

Jerard K. Hartman (64)     Vice President; Managing Director   Scudder Cash Investment Trust (1991)
                           of Scudder, Stevens & Clark, Inc.   Scudder GNMA Fund (1986)
                                                               Scudder Investment Trust (1986)
                                                               Scudder Portfolio Trust (1986)
                                                               Scudder U.S. Treasury Money Fund (1986)

Robert T. Hoffman (38)     Vice President; Managing Director   Scudder Investment Trust (1992)
                           of Scudder, Stevens & Clark, Inc.

William M. Hutchinson (49) Vice President; Principal of        Scudder Portfolio Trust (1987)
                           Scudder, Stevens & Clark, Inc.

Thomas W. Joseph (58)      Vice President; Principal of        Scudder Cash Investment Trust (1986)
                           Scudder, Stevens & Clark, Inc.      Scudder GNMA Fund (1986)
                                                               Scudder Investment Trust (1986)
                                                               Scudder Portfolio Trust (1986)
                                                               Scudder U.S. Treasury Money Fund (1986)

Valerie F. Malter (39)     Vice President; Principal of        Scudder Investment Trust (1995)
                           Scudder, Stevens & Clark, Inc.      Scudder Portfolio Trust (1995)

Thomas F. McDonough (50)   Vice President and Secretary (and   Scudder Cash Investment Trust (1984)
                           Assistant Treasurer of Scudder      Scudder GNMA Fund (1983)
                           GNMA Fund, Scudder Investment       Scudder Investment Trust (1984)
                           Trust and Scudder Portfolio         Scudder Portfolio Trust (1984)
                           Trust); Principal of Scudder,       Scudder U.S. Treasury Money Fund (1984)
                           Stevens & Clark, Inc.

Pamela A. McGrath (43)     Vice President and Treasurer;       Scudder Cash Investment Trust (1990)
                           Managing Director of Scudder,       Scudder GNMA Fund (1990)
                           Stevens & Clark, Inc.               Scudder Investment Trust (1990)
                                                               Scudder Portfolio Trust (1990)
                                                               Scudder U.S. Treasury Money Fund (1991)

Edward J. O'Connell (52)   Vice President and Assistant        Scudder Cash Investment Trust (1990)
                           Treasurer; Principal of Scudder,    Scudder GNMA Fund (1987)
                           Stevens & Clark, Inc.               Scudder Investment Trust (1987)
                                                               Scudder Portfolio Trust (1990)
                                                               Scudder U.S. Treasury Money Fund (1991)

David Wines (41)           Vice President; Principal of        Scudder Cash Investment Trust (1996)
                           Scudder, Stevens & Clark, Inc.      Scudder U.S. Treasury Money Fund (1996)

-------------------

(1) Unless otherwise stated, all of the Executive Officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Trust.

Compensation of Trustees and Officers

     Effective July 1, 1997, the Trustees receive the following compensation from the Funds: an annual Trustee's fee of $2,400 for Funds maintaining total net assets which do not exceed $100 million, $4,800 for Funds maintaining total net assets which exceed $100 million but do not exceed $1 billion, and $7,200 for Funds maintaining total net assets which exceed $1 billion; a fee of $200 for attendance at each Board meeting, audit committee meeting, or other meeting held for the purposes of considering arrangements between the Fund and the Investment Manager or any affiliate of the Investment Manager; $100 for any other committee meeting (although in some cases the Non-interested Trustees have waived committee meeting fees); and reimbursement of expenses incurred for travel to and from Board Meetings. (Effective upon the election of Trustees at the Special Meeting, such meeting fees will be reduced by 25% to $150 and $75, respectively.) No additional compensation is paid to any Non-interested Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, service on special Trustee task forces or subcommittees or service as lead or liaison Trustee. Non-interested Trustees do not receive any employee benefits such as pensions, retirement or health insurance. The Non-interested Trustees also serve in the same capacity for other funds managed by the Investment Manager. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules.

     Scudder supervises each Fund's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of each Trust and receives a management fee for its services. Several of each Trust's officers and Trustees are also officers, Directors, employees or shareholders of Scudder and participate in the fees paid to that firm, although such Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at certain Trustees' and committee meetings.

     The following Compensation Table provides in tabular form the following data:

     Column (1) All Trustees who receive compensation from each Trust.

     Column (2) Aggregate compensation received by each Trustee of each Trust during the calendar year 1996.

     Column (3) Total compensation received by each Trustee from funds managed by Scudder (collectively, the "Fund Complex") during the calendar year 1996.

     The Trustees do not receive any pension or retirement benefits from any Trust.

                               COMPENSATION TABLE

            (1)                                                  (2)                                             (3)
                                                       Aggregate Compensation
                             ----------------------------------------------------------------------------
                                                                                                                Total
                                                                                            Scudder         Compensation
                               Scudder                                                        U.S.            From the
                                 Cash       Scudder GNMA      Scudder        Scudder        Treasury        Fund and Fund
          Name of             Investment        Fund         Investment     Portfolio      Money Fund          Complex
          Trustee               Trust                          Trust          Trust                        Paid to Trustee
---------------------------- -------------- --------------- -------------- -------------- -------------- --------------------

Henry P. Becton, Jr.            $8,900           --           $17,800        $20,712           --        $91,012
                                                                                                         (16 Funds)

Dawn-Marie Driscoll             $9,500         $9,500            --             --           $9,500      $103,000
                                                                                                         (16 Funds)

Peter B. Freeman                $9,500           --              --             --             --        $131,734
                                                                                                         (33 Funds)

George M. Lovejoy, Jr.          $9,500         $9,500         $19,300        $22,512         $9,500      $124,512
                                                                                                         (13 Funds)

Dr. Wesley W. Marple, Jr.         --           $9,500         $19,300        $22,512           --        $106,812
                                                                                                         (16 Funds)

Jean C. Tempel                    --           $9,200         $18,400        $21,312         $9,200      $102,895
                                                                                                         (16 Funds)


Required Vote

     Election of each of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes of each Trust cast at the Special Meeting in person or by proxy. This means that the eight nominees receiving the largest number of votes will be elected. The Trustees of each Trust recommend that the shareholders of each Trust vote in favor of each of the nominees listed in this Proposal 2.

               PROPOSAL 3: APPROVAL OR DISAPPROVAL OF THE BOARD'S
               DISCRETIONARY AUTHORITY TO CONVERT EACH FUND TO A
                          MASTER/FEEDER FUND STRUCTURE

     If this Proposal 3 is approved by shareholders, the Board could determine that the objectives of a Fund would be achieved more efficiently, while retaining its current distribution arrangements, by investing in a master fund in a master/feeder structure as described below, and in that case cause the Fund to do so without further approval by shareholders.

     A master/feeder fund structure is one in which a fund (a feeder fund), instead of investing directly in a portfolio of securities, invests all of its investment assets in another investment company (the master fund) with substantially the same investment objectives and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and/or distribution channels at the feeder fund level. An existing investment company could convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and the realization of taxable gain or loss.

     Under each Trust's Declaration of Trust, the affirmative vote of a majority of the shares of a Fund is required to sell or transfer substantially all of the assets of the Fund. One way to convert a Fund to a master/feeder fund structure is through a sale or transfer of assets. Thus, approval of the Board's discretionary authority to convert a Fund to a master/feeder fund structure through a sale or transfer of assets requires, under a conservative interpretation of each Trust's Declaration of Trust, the affirmative vote of a majority of the shares of the Fund.

     A master fund must have the identical investment objective and substantially the same investment policies as its feeder funds. This means that the assets of the master fund are invested in the same types of securities in which its feeder funds are authorized to invest.

     Management of each Trust believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. Because a master fund pools the assets of multiple feeder funds, it provides an effective means of creating larger asset pools. Whether the Board would exercise its discretionary authority to convert a Fund to a master/feeder fund structure would depend upon the existence of appropriate opportunities to pool the Fund's assets with those of other feeder funds. The primary motivation for considering a master/feeder fund structure is to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and/or distribution channels at the feeder level. The Trustees' decision to convert a Fund would be based upon their determination that it would be in the best interests of both the Fund and its shareholders.

     A feeder fund can withdraw its investment in a master fund at any time if its board determines that it is in the best interests of the shareholders to do so or if the investment policies or restrictions of the master fund were changed so that they were inconsistent with the policies and restrictions of the feeder fund. Upon any such withdrawal, the board of the fund would consider what action might be taken, including the investment of all of the assets of the fund in another pooled investment entity having substantially the same investment objectives and policies as the fund or the investment of the fund's assets directly in accordance with its investment objective and policies.

Required Vote

     Shareholders of each Fund will vote separately with respect to this Proposal 3. Approval of this Proposal 3 by a Fund requires the affirmative vote of a majority of the shares of the Fund. The Trustees of each Trust recommends that shareholders of each Fund vote in favor of the approval of this Proposal 3.

                       PROPOSAL 4: APPROVAL OR DISAPPROVAL
                     OF AN AMENDED AND RESTATED DECLARATION
                             OF TRUST FOR EACH TRUST

     Changes and regulatory developments in the investment company industry have occurred since the current form of each Trust's Declaration of Trust was adopted. Because consummation of the Transactions described in Proposal 1 requires the holding of this Special Meeting, the Trustees of each Trust have determined to seek at the same time shareholder approval of an Amended and Restated Declaration of Trust ("Restated Declaration") designed to reflect those changes and developments. The Restated Declaration also includes other changes of a minor or clarifying nature. The principal changes in the current Declaration of Trust which would be effected by shareholder approval of the Restated Declaration are described below. A copy of the Restated Declaration is attached to the proxy statement as Exhibit C.

           PROPOSAL 4(A): CHANGES TO EACH TRUST'S CURRENT DECLARATION
       OF TRUST THAT REQUIRE A VOTE OF TWO-THIRDS OF SHARES OF THE TRUST
                        OUTSTANDING AND ENTITLED TO VOTE

     Master/Feeder Structure. A new Section 2.2(i) would be added to give the Trustees the express power to accomplish each Fund's objective by investing all or a portion of its assets in another investment company in a "master/feeder" structure, by transferring assets of the Fund to the other investment company or otherwise, without further shareholder approval. This section of the Restated Declaration would grant to the Trustees power which is similar to that included in Proposal 3, but differs from it as described in the next paragraph.

     A master/feeder structure is described in Proposal 3. Management of each Trust believes the Trustees currently have the power to enter into a master/feeder structure, although a conservative interpretation of the current Declaration of Trust is that shareholder approval is required for the transfer of substantially all of a Fund's assets to a master fund to accomplish that objective. Such a vote is not required to sell all of the Fund's portfolio securities and to purchase its interest in the master fund with the proceeds. The express grant to the Trustees of the power in the Restated Declaration to enter into a master/feeder structure would remove any doubt as to the Trustees' power to transfer assets to a master fund without shareholder approval, and differs from the approval of entry into a master/feeder structure sought in Proposal 3 primarily in that a power contained in any Trust's Declaration of Trust is effective in perpetuity unless the Declaration of Trust is amended or terminated. Thus, if Proposal 3 is approved but if it were concluded in the future that the approval had lapsed due to the passage of time, the power of the Trustees to enter into a master/feeder structure would nevertheless continue under proposed Section 2.2(i) of the Restated Declaration, if approved.

     Shareholder Voting. Under the Restated Declaration, shareholders would continue to have the same rights as they now have to elect and remove Trustees, to further amend the Restated Declaration and to vote on certain other matters.
Section 5.9 would be amended to eliminate shareholder voting under the Declaration with respect to investment advisory or management contracts and Rule 12b-1 plans; each of these matters must be voted on under provisions of the 1940 Act or the rules thereunder, and a separate requirement in the Trust's governing instrument is unnecessary. The Restated Declaration would also eliminate shareholder voting on a merger, consolidation, sale of assets or incorporation of the Trust. Although the Trustees ordinarily would not expect to take such an action without shareholder approval, there are situations, as with a very small, uneconomical fund, a sufficient number of whose shareholders cannot be located, where Trustee action alone would be in the best interest of shareholders.

Required Vote

     Approval of this Proposal 4(A) with respect to each Trust requires the vote of two-thirds of the shares of that Trust outstanding and entitled to vote. If the shareholders of any Trust fail to approve this Proposal 4(A), neither the Restated Declaration, if approved, nor that Trust's current Declaration of Trust would be amended as described in this Proposal 4(A). The Trustees of each Trust recommend that the shareholders of each Trust vote in favor of this Proposal 4(A).

           PROPOSAL 4(B): CHANGES TO EACH TRUST'S CURRENT DECLARATION
                      OF TRUST THAT REQUIRE A MAJORITY VOTE

     Redemption of Certain Shareholders' Interests. A new subparagraph (b) would be added to Section 6.6 to give the Trustees the power to redeem a shareholder's interest if the shareholder has previously been involved in fraudulent securities transactions. The Trustees anticipate that this power would be exercised only if they believed it was likely that the shareholder might contemplate a fraudulent redemption or take other action to the detriment of other shareholders.

     All other minor and clarifying changes which would be effected by approval of the Restated Declaration are included in this Proposal 4(B).

Required Vote

     Approval of this Proposal 4(B) with respect to each Trust requires the affirmative vote of a majority of the outstanding voting securities of that Trust, as defined above. The Trustees of each Trust recommend that the shareholders of each Trust vote in favor of this Proposal 4(B).

     If this Proposal 4(B) is approved with respect to any Trust, the Restated Declaration will be adopted for that Trust. The Restated Declaration (or the current Declaration of Trust) of each Trust will include new Section 2.2(i) and the amendments to Section 5.9 only if Proposal 4(A) is also adopted for that Trust.

                   PROPOSAL 5: APPROVAL OR DISAPPROVAL OF THE
               REVISION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES

     The 1940 Act requires an investment company to have adopted certain specified investment policies which can be changed only by a shareholder vote. Those policies are often referred to as "fundamental" policies. In the past, fundamental policies were adopted by the Trusts on behalf of their Funds, and in some cases amended by vote of the shareholders of the affected Fund, in order to reflect regulatory, business or industry conditions which were in effect at the time the particular action was taken. Because of the opportunity afforded by this Special Meeting, there has been a review of each Fund's fundamental policies with the goal of simplifying, modernizing and making consistent as far as possible the fundamental policies of all open-end investment companies managed by Scudder.

     This Proposal seeks shareholder approval of changes which are intended to accomplish that goal. The proposed changes to each Fund's fundamental policies are discussed in detail below. Please refer to the proposed policies as set forth in Exhibit D.

     Each of the fundamental policies proposed for adoption with respect to each Fund is in an area in which the 1940 Act requires that the Fund adopt a fundamental policy. Except for the policy on borrowing as discussed below, none of the proposed policies differs from the respective Fund's current comparable policy in a substantive way, although the formulation of the policy may differ from the current one in the interest of uniformity and simplicity. Each Fund's policies with respect to diversification, the issuance of senior securities, and the underwriting of securities issued by others differ from the current policies of each Fund in that the requirements of the 1940 Act, which of course apply, are not spelled out in detail.

Diversification

     Each Fund is a "diversified" fund under the 1940 Act. Under its current diversification policy, each Fund, with respect to 75% of the value of its total assets, may not purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, with exceptions for U.S. Government securities and securities of other investment companies. This restriction is substantially identical to the definition of a diversified fund under the 1940 Act. The applicable policy of Scudder Cash Investment Trust also expressly exempts from the limitations of the policy cash and cash equivalents, which are also exempt from the 1940 Act limitations, and further states that the amount of total assets that may be invested in the securities of any one issuer will instead be limited by federal restrictions applicable to money market funds. In light of the provisions of the 1940 Act concerning the requirements of maintaining diversified status as well as the rules applicable to money market funds, the specific references to cash and cash equivalents, and to money market fund regulations, do not, in the opinion of management of the Trusts, affect the Funds' diversification policies and, therefore, such references are unnecessary. Accordingly, the proposed statement that each Fund has elected to be classified as a diversified Fund represents no substantive change in the current diversification policy for any of the Funds.

Borrowing

     The current policy of each Fund prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes and except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% for all borrowings. Under the proposed policy, each Fund would not be limited to borrowing for temporary or emergency purposes; however, if the Trustees determine with respect to any Fund to permit borrowing for other purposes, which they currently do not intend to do, the applicable Fund's disclosure documents would be amended to disclose that fact. Although the Trustees do not currently intend to permit a Fund to borrow for investment leverage purposes, such borrowings would increase the Fund's volatility and the risk of loss in a declining market. Borrowings under reverse repurchase agreements are now permitted, and would be permitted under the proposed policy.

The 1940 Act requires borrowings to have 300% asset coverage, which requirement would, therefore, remain unchanged under the proposed policy. Accordingly, therefore, except as stated above, the borrowing policy of each Fund would not be changed by adoption of the proposed policy.

Senior Securities

     The current policy of each Fund prohibits the issuance of senior securities, except in connection with permitted indebtedness and except in connection with the issuance of separate classes or series of shares. The current policy, therefore, specifically excepts from the prohibition on the issuance of senior securities certain practices which, under the current policies of the Commission or its staff, are not deemed to involve the issuance of senior securities. Accordingly, management of each Trust believes that it is not necessary to specify those exceptions in the Funds' fundamental policies with regard to senior securities because they are permitted under the 1940 Act.

Concentration

     Each Fund's current policy in effect prohibits the purchase of securities if it would result in more than 25% of the market value of the Fund's total assets being invested in securities of one or more issuers having their principal business activities in the same industry. There are exceptions for U.S. Government securities, and, in the case of Scudder Cash Investment Trust, for certificates of deposit or bankers' acceptances. In some cases, what constitutes an industry for the purposes of this restriction is included in the policy itself. While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the SEC takes the position that investment of more than 25% of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with each of the Funds, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa. A fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the Commission, or some combination thereof. Because a fund may create its own reasonable industry classifications, management of each Trust believes that it is not necessary to include such matters in the fundamental policy of a Fund, and that the adoption of the proposed concentration policy would make no substantive change in the current concentration policy of any Fund.

     The proposed concentration policy of Scudder Cash Investment Trust reserves freedom of action for that Fund to concentrate in instruments issued by domestic banks, which provision is similar to but broader than the current provisions referred to above with respect to certificates of deposit and bankers' acceptances. The proposed policy is common among money market funds. No change in the operations of Scudder Cash Investment Trust is anticipated if the proposed policies are approved.

Other Policies

     Each of the other proposed fundamental policies is substantially identical to the current comparable policy of each Fund.

Required Vote

     Approval of the proposed fundamental policies with respect to any Fund requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of that Fund. If the shareholders of any Fund fail to approve the proposed fundamental policies, the current policies will remain in effect. The Trustees of each Trust recommend that the shareholders of each Fund vote in favor of this Proposal 5.


                      PROPOSAL 6: RATIFICATION OR REJECTION
                   OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Trustees of each of the Trusts, including a majority of the Non-interested Trustees, has selected Coopers & Lybrand L.L.P. to act as independent accountants for each of the Funds for each Fund's current fiscal year. Coopers & Lybrand L.L.P. are independent accountants and have advised the Funds that they have no direct financial interest or material indirect financial interest in the Funds. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The Trustees of each Trust recommend that the shareholders of each Fund vote in favor of this Proposal 6.


                             ADDITIONAL INFORMATION

General

     The cost of preparing, printing and mailing the enclosed proxy and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of each Trust, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy statement card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481. Any proxy given by a shareholder, whether in writing or by telephone, is revocable.

Proposals of Shareholders

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Special Meeting

     No Board of Trustees is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                       By order of the Board of Trustees,
                               Thomas F. McDonough
                                    Secretary

                                    Exhibit A
                                   ----------


                                  Name of Fund
                             Two International Place
                           Boston, Massachusetts 02110


                                                          _______________, 199__

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York  10154

                         Investment Management Agreement
                                [Name of Series]

Ladies and Gentlemen:

     [Name of Trust] (the "Trust") has been established as a Massachusetts business Trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the
"Declaration"), the Board of Trustees has divided the Trust's shares of beneficial interest, par value $__ per share, (the "Shares") into separate series, or funds, including [name of series] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

     The Trust, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

     1. Delivery of Documents. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a)  The Declaration dated __________, 19__, as amended to date.

(b)  By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

(c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

(d) Establishment and Designation of Series of Shares of Beneficial Interest dated __________, 19__ relating to the Fund.

     The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

     2. Sublicense to Use the Scudder Trademarks. As exclusive licensee of the rights to use and sublicense the use of the "Scudder" and ["Scudder Kemper Investments, Inc."/"Scudder, Stevens & Clark, Inc."] trademarks (together, the "Scudder Marks"), you hereby grant the Trust a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Trust's name (the "Fund Name"), and (ii) the Scudder Marks in connection with the Trust's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you and the Trust, or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The Trust agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Trust's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Trust shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Trust further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the Trust rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Trust shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Trust as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your successor) and the Trust, or you no longer are a licensee of the Scudder Marks, the Trust shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or any organization which shall have succeeded to your business as investment manager) or the Trademark Owner. In no event shall the Trust use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or your successor) and the Fund is terminated.

     3. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the Trust or counsel to you. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

     You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

     You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

     4. Administrative Services. In addition to the portfolio management services specified above in section 3, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations;

preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

     5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 4 hereof.

     You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

     You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

     6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4 and 5 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of ____ of 1 percent of the average daily net assets as defined below of the Fund for such month; [provided that, for any calendar month during which the average of such values exceeds $________, the fee payable for that month based on the portion of the average of such values in excess of $________ shall be 1/12 of __ of 1 percent of such portion;] [and provided that, for any calendar month during which the average of such values exceeds $________, the fee payable for that month based on the portion of the average of such values in excess of $________ shall be 1/12 of ____ of 1 percent of such portion;] over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

     The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

     You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

     7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

     8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

     9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 19__, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

     This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

     10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

     11. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Scudder _______ Trust" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

     You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

     12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                         Yours very truly,

                                         [NAME OF TRUST],on behalf of

                                         Scudder _______________ Fund


                                         By: ______________________________
                                             President

     The foregoing Agreement is hereby accepted as of the date hereof.


                                         SCUDDER KEMPER INVESTMENTS, INC.


                                         By: ______________________________
                                             Managing Director

Boston Taxable
DRAFT - 8/06/97

                                    Exhibit B
                                    ---------


                                                                                                                         EXHIBIT B

                                                         Investment Objectives and Advisory Fees
                                                    For Funds Advised by Scudder, Stevens & Clark, Inc.


                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

Money Market
     Scudder U.S. Treasury Money Fund    Safety, liquidity, and stability of capital and,            0.500% of net assets
                                         consistent therewith, current income.

     Scudder Cash Investment Trust       Stability of capital while maintaining liquidity            0.500% to $250 million
                                         of capital and providing current income from                0.450% next $250 million
                                         money market securities.                                    0.400% next $500 million
                                                                                                     0.350% thereafter

     Scudder Money Market Series         High level of current income consistent with                0.250% of net assets
                                         preservation of capital and liquidity by
                                         investing in a broad range of short-term money
                                         market instruments.

     Scudder Government Money Market     High level of current income consistent with                0.250% of net assets
     Series                              preservation of capital and liquidity by
                                         investing exclusively in obligations issued or
                                         guaranteed by the U.S. Government or its agencies
                                         or instrumentalities and in certain repurchase
                                         agreements.

Tax Free Money Market
     Scudder Tax Free Money Fund         Income exempt from regular federal income taxes             0.500% to $500 million
                                         and stability of principal through investments in           0.480% thereafter
                                         municipal securities.

     Scudder Tax Free Money Market       High level of current income consistent with                0.250% of net assets
     Series                              preservation of capital and liquidity exempt from
                                         federal income tax by investing primarily in high
                                         quality municipal obligations.

                                                                -1-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     Scudder California Tax Free Money   Stability of capital and the maintenance of a               0.500% of net assets
     Fund                                constant net asset value of $1.00 per share while
                                         providing California tax payers income exempt
                                         from both California personal and regular federal
                                         income tax through investment in high quality,
                                         short- term tax-exempt California municipal
                                         securities.

     Scudder New York Tax Free Money     Stability of capital and income exempt from New             0.500% of net assets
     Fund                                York state and New York City personal income
                                         taxes and regular federal income tax through
                                         investment in high quality, short-term municipal
                                         securities in New York.

Tax Free
     Scudder Limited Term Tax Free Fund  High level of income exempt from regular federal            0.600% of net assets
                                         income tax consistent with a high degree of
                                         principal stability.

     Scudder Medium Term Tax Free Fund   High level of income exempt from regular federal            0.600% to $500 million
                                         income tax and limited principal fluctuation                0.500% thereafter
                                         through investment primarily in high grade
                                         intermediate term municipal securities.

     Scudder Managed Municipal Bonds     Income exempt from regular federal income tax               0.550% to $200 million
                                         primarily through investments in high-grade                 0.500% next $500 million
                                         long-term municipal securities.                             0.475% thereafter

     Scudder High Yield Tax Free Fund    High level of income, exempt from regular federal           0.650% to $300 million
                                         income tax, from an actively managed portfolio              0.600% thereafter
                                         consisting primarily of investment grade
                                         municipal securities.

     Scudder California Tax Free Fund    Income exempt from both California state personal           0.625% to $200 million
                                         income tax and regular federal income tax                   0.600% thereafter
                                         primarily through investment grade municipal
                                         securities.

     Scudder Massachusetts Limited Term  A high level of income exempt from both                     0.600% of net assets
     Tax Free Fund                       Massachusetts personal income tax and regular
                                         federal income tax as is consistent with a high
                                         degree of price stability.

                                                                -2-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     Scudder Massachusetts Tax Free      A high level of income exempt from both                     0.600% of net assets
     Fund                                Massachusetts personal income tax and regular
                                         federal income tax through investment primarily
                                         in long-term investment-grade municipal
                                         securities in Massachusetts.
     Scudder New York Tax Free Fund      Income exempt from New York state and New York              0.625% to $200 million
                                         City personal income taxes and regular federal              0.600% thereafter
                                         income tax through investment primarily in
                                         long-term investment-grade municipal securities
                                         in New York.

     Scudder Ohio Tax Free Fund          Income exempt from Ohio personal income tax and             0.600% of net assets
                                         regular federal income tax through investment
                                         primarily in investment-grade municipal
                                         securities in Ohio.

     Scudder Pennsylvania Tax Free Fund  Income exempt from Pennsylvania personal income             0.600% of net assets
                                         tax and regular federal income tax through
                                         investment primarily in investment-grade
                                         municipal securities in Pennsylvania.

U.S. Income
     Scudder Short Term Bond Fund        High level of income consistent with a high                 0.600% to $500 million
                                         degree of principal stability through investments           0.500% next $500 million
                                         primarily in high quality short-term bonds.                 0.450% next $500 million
                                                                                                     0.400% next $500 million
                                                                                                     0.375% next $1 billion
                                                                                                     0.350% thereafter

     Scudder Zero Coupon 2000 Fund       High investment returns over a selected period as           0.600% of net assets
                                         is consistent with investment in U.S. Government
                                         securities and the minimization of reinvestment
                                         risk.

     Scudder GNMA Fund                   High current income and safety of principal                 0.650% to $200 million
                                         primarily from investment in U.S. Government                0.600% next $300 million
                                         mortgage-backed GNMA securities.                            0.550% thereafter

                                                                -3-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     Scudder Income Fund                 A high level of income, consistent with the                 0.650% to $200 million
                                         prudent investment of capital, through a flexible           0.600% next $300 million
                                         investment program emphasizing high-grade bonds.            0.550% thereafter

     Scudder High Yield Bond Fund        A high level of current income and capital                  0.700% of net assets
                                         appreciation through investment primarily in
                                         below investment-grade domestic debt securities.

Global Income
     Scudder Global Bond Fund            Total return with an emphasis on current income             0.750% to $1 billion
                                         by investing primarily in high-grade bonds                  0.700% thereafter
                                         denominated in foreign currencies and the U.S.
                                         dollar.

     Scudder International Bond Fund     Income primarily by investing in high-grade                 0.850% to $1 billion
                                         international bonds and protection and possible             0.800% thereafter
                                         enhancement of principal value by actively
                                         managing currency, bond market and maturity
                                         exposure and by security selection

     Scudder Emerging Markets Income     High current income and, secondarily, long-term             1.000% of net assets
     Fund                                capital appreciation by investing primarily in
                                         high-yielding debt securities issued in emerging
                                         markets.

Asset Allocation
     Scudder Pathway Conservative        Current income and, secondarily, long-term growth           0.000%
     Portfolio                           of capital by investing substantially in bond
                                         mutual funds, but will have some exposure to
                                         equity mutual funds.

     Scudder Pathway Balanced Portfolio  Balance of growth  and  income by investing  in a           0.000%
                                         mix of money  market,  bond and equity mutual funds.

     Scudder Pathway Growth Portfolio    Long-term growth of capital by investing                    0.000%
                                         predominantly in equity mutual funds designed to
                                         provide long-term growth.

                                                                -4-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     Scudder Pathway International       Maximize total return by investing in a select              0.000%
     Portfolio                           mix of established international and global
                                         Scudder Funds.

U.S. Growth and Income
     Scudder Balanced Fund               A balance of growth and income from a diversified           0.700% of net assets
                                         portfolio of equity and fixed income securities
                                         and long-term preservation of capital through a
                                         quality oriented investment approach designed to
                                         reduce risk.

     Scudder Growth and Income Fund      Long-term growth of capital, current income and             0.600% to $500 million
                                         growth of income primarily from common stocks,              0.550% next $500 million
                                         preferred stocks and securities convertible into            0.500% next $500 million
                                         common stocks.                                              0.475% next $500 million
                                                                                                     0.450% next $1 billion
                                                                                                     0.425% next $1 billion
                                                                                                     0.405% thereafter

U.S. Growth
     Scudder Large Company Value Fund    Maximize long-term capital appreciation through a           0.750% to $500 million
     (formerly Scudder Capital Growth    value driven investment program emphasizing                 0.650% next $500 million
     Fund)                               common stocks and preferred stocks.

     Scudder Value Fund                  Long-term growth of capital through investment in           0.700% of net assets
                                         undervalued equity securities.

     Scudder Small Company Value Fund    Long-term growth of capital by investing                    0.750% of net assets
                                         primarily in undervalued equity securities of
                                         small U.S. companies.

     Scudder Micro Cap Fund              Long-term growth of capital by investing                    0.750% of net assets
                                         primarily in a diversified portfolio of U.S.
                                         micro-cap common stocks.

     Scudder Classic Growth Fund         Long-term growth of capital while keeping the               0.700% of net assets
                                         value of its shares more stable than other growth
                                         mutual funds.

                                                                -5-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     Scudder Large Company Growth Fund   Long-term growth of capital through investment              0.700% of net assets
     (formerly Scudder Quality Growth    primarily in the equity securities of seasoned,
     Fund)                               financially strong U.S. growth companies.

     Scudder Development Fund            Long-term growth of capital by investing                    1.000% to $500 million
                                         primarily in equity securities of emerging growth           0.950% next $500 million
                                         companies.                                                  0.900% thereafter

     Scudder 21st Century Growth Fund    Long-term growth of capital by investing                    1.000% of net assets
                                         primarily in the securities of emerging growth
                                         companies poised to be leaders in the 21st
                                         century.

Global Growth
     Scudder Global Fund                 Long-term growth of capital through investment in           Effective 9/11/97
                                         a diversified portfolio of marketable foreign and           1.000% to $500 million
                                         domestic securities, primarily equity securities.           0.950% next $500 million
                                                                                                     0.900% next $500 million
                                                                                                     0.850% thereafter

     Institutional International Equity  Long-term growth of capital primarily through a             0.900% of net assets
     Portfolio                           diversified portfolio of marketable foreign
                                         equity securities.

     Scudder International Growth and    Long-term growth of capital and current income              1.000% of net assets
     Income Fund                         primarily from foreign equity securities

     Scudder International Fund          Long-term growth of capital primarily through a             0.900% to $500 million
                                         diversified portfolio of marketable foreign                 0.850% next $500 million
                                         equity securities.                                          0.800% next $1 billion
                                                                                                     0.750% next $1 billion
                                                                                                     0.700% thereafter

     Scudder Global Discovery Fund       Above-average capital appreciation over the                 1.100% of net assets
                                         long-term by investing primarily in the equity
                                         securities of small companies located throughout
                                         the world.

                                                                -6-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     Scudder Emerging Markets Growth     Long-term growth of capital primarily through               1.25% of net assets
     Fund                                equity investments in emerging markets around the
                                         globe.

     Scudder Gold Fund                   Maximum return consistent with investing in a               1.000% of net assets
                                         portfolio of gold-related equity securities and
                                         gold.

     Scudder Greater Europe Growth Fund  Long-term growth of capital through investment              1.000% of net assets
                                         primarily in the equity securities of European
                                         companies.

     Scudder Pacific Opportunities Fund  Long-term growth of capital primarily through               1.100% of net assets
                                         investment in the equity securities of Pacific
                                         Basin companies, excluding Japan.

     Scudder Latin America Fund          Long-term capital appreciation through investment           Effective 9/11/97:
                                         primarily in the securities of Latin American               1.250% to $1 billion
                                         issuers.                                                    1.150% thereafter

     The Japan Fund, Inc.                Long-term capital appreciation through investment           0.850% to $100 million
                                         primarily in equity securities of Japanese                  0.750% next $200 million
                                         companies.                                                  0.700% next $300 million
                                                                                                     0.650% thereafter

Closed-End Funds
     The Argentina Fund, Inc.            Long-term capital appreciation through investment           Advisor:
                                         primarily in equity securities of Argentine                 Effective 11/1/97
                                         issuers.                                                    1.100% of net assets
                                                                                                     Sub-Advisor:
                                                                                                     Paid by Advisor.
                                                                                                     0.160% of net assets

                                                                -7-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     The Brazil Fund, Inc.               Long-term capital appreciation through investment           1.200% to $150 million
                                         primarily in equity securities of Brazilian                 1.050% next $150 million
                                         issuers.                                                    1.000% thereafter

                                                                                                     Effectove 10/29/97:
                                                                                                     1.200% to $150 million
                                                                                                     1.050% next $150 million
                                                                                                     1.000% next $200 million
                                                                                                     0.900% thereafter

                                                                                                     Administrator:
                                                                                                     Receives an annual fee of
                                                                                                     $50,000

     The Korea Fund, Inc.                Long-term capital appreciation through investment           Advisor:
                                         primarily in equity securities of Korean issuers.           1.150% to $50 million
                                                                                                     1.100% next $50 million
                                                                                                     1.000% next $250 million
                                                                                                     0.950% next $400 million
                                                                                                     0.900% thereafter
                                                                                                     Sub-Advisor-Daewoo:
                                                                                                     Paid by Advisor.
                                                                                                     0.2875% to $50 million
                                                                                                     0.275% next $50 million
                                                                                                     0.250% next $250 million
                                                                                                     0.2375% next $400 million
                                                                                                     0.225% thereafter

     The Latin America Dollar Income     High level of current income and, secondarily,              1.200% of net assets
     Fund, Inc.                          capital appreciation through investment
                                         principally in dollar-denominated Latin American
                                         debt instruments.

                                                                -8-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     Montgomery Street Income            High level of current income consistent with                0.500% to $150 million
     Securities, Inc.                    prudent investment risks through a diversified              0.450% next $50 million
                                         portfolio primarily of debt securities.                     0.400% thereafter

     Scudder New Asia Fund, Inc.         Long-term capital appreciation through investment           1.250% to $75 million
                                         primarily in equity securities of Asian companies.          1.150% next $125 million
                                                                                                     1.100% thereafter

     Scudder New Europe Fund, Inc.       Long-term capital appreciation through investment           1.250% to $75 million
                                         primarily in equity securities of companies                 1.150% next $125 million
                                         traded on smaller or emerging European markets              1.100% thereafter
                                         and companies that are viewed as likely to
                                         benefit from changes and developments throughout
                                         Europe.

     Scudder Spain and Portugal Fund,    Long-term capital appreciation through investment           Advisor:
     Inc.                                primarily in equity securities of Spanish &                 1.000% of net assets
                                         Portuguese issuers                                          Administrator:
                                                                                                     0.200% of net assets

     Scudder World Income Opportunities  High income and, consistent therewith, capital              1.200% of net assets
     Fund, Inc.                          appreciation.

Insurance Products
     Balanced Portfolio                  Balance of growth and income consistent with                0.475% of net assets
                                         long-term preservation of capital through a
                                         diversified portfolio of equity and fixed income
                                         securities.

     Bond Portfolio                      High level of income consistent with a high                 0.475% of net assets
                                         quality portfolio of debt securities.

     Capital Growth Portfolio            Long-term capital growth from a portfolio                   0.475% to $500 million
                                         consisting primarily of equity securities.                  0.450% thereafter

                                                                -9-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     Global Discovery Portfolio          Above-average capital appreciation over the                 0.975% of net assets
                                         long-term by investing primarily in the equity
                                         securities of small companies located throughout
                                         the world.

     Growth and Income Portfolio         Long-term growth of capital, current income and             0.475% of net assets
                                         growth of income.

     International Portfolio             Long-term growth of capital primarily through               0.875% to $500 million
                                         diversified holdings of marketable foreign equity           0.775% thereafter
                                         investments.

     Money Market Portfolio              Stability of capital and, consistent therewith,             0.370% of net assets
                                         liquidity of capital and current income.

AARP Funds
     AARP High Quality Money Fund        Current income and liquidity, consistent with               Fee Rate          Program
                                         maintaining stability and safety of principal,              Assets
                                         through investment in high quality securities.              0.350%      to $2 billion
                                                                                                     0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.100% of net assets

                                                                -10-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     AARP Balanced Stock and Bond Fund   Long-term growth of capital and income,                     Fee Rate          Program
                                         consistent with a stable share price, through               Assets
                                         investment in a combination of stocks, bonds and            0.350%      to $2 billion
                                         cash reserves.                                              0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.190% of net assets

     AARP Capital Growth Fund            Long-term capital growth, consistent with a                 Fee Rate          Program
                                         stable share price, through investment primarily            Assets
                                         in common stocks and securities convertible into            0.350%      to $2 billion
                                         common stocks.                                              0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.320% of net assets

                                                                -11-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     AARP Global Growth Fund             Long-term growth of capital, consistent with a              Fee Rate          Program
                                         stable share price, through investment primarily            Assets
                                         in a diversified portfolio of equity securities             0.350%      to $2 billion
                                         of corporations worldwide.                                  0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.550% of net assets

     AARP Growth and Income Fund         Long-term growth of capital and income,                     Fee Rate          Program
                                         consistent with a stable share price, through               Assets
                                         investment primarily in common stocks and                   0.350%      to $2 billion
                                         securities convertible into common stocks.                  0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%     thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.190% of net assets

                                                                -12-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     AARP International Stock Fund       Long-term growth of capital, consistent with a              Fee Rate          Program
                                         stable share price, through investment primarily            Assets
                                         in foreign equity securities.                               0.350%      to $2 billion
                                                                                                     0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.600% of net assets

     AARP Small Company Stock Fund       Long-term growth of capital, consistent with a              Fee Rate          Program
                                         stable share price, through investment primarily            Assets
                                         in stocks of small U.S. companies.                          0.350%      to $2 billion
                                                                                                     0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.550% of net assets

                                                                -13-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     AARP U.S. Stock Index Fund          Long-term growth of capital, consistent with                Fee Rate          Program
                                         greater share price stability than a S&P 500                Assets
                                         index fund, by taking an indexing approach to               0.350%      to $2 billion
                                         investing in common stocks, emphasizing higher              0.330%      next $2 billion
                                         dividend stocks while maintaining investment                0.300%      next $2 billion
                                         characteristics otherwise similar to the S&P 500            0.280%      next $2 billion
                                         index.                                                      0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.000% of net assets

     AARP Bond Fund for Income           High level of current income, consistent with               Fee Rate          Program
                                         greater share price stability than a long term              Assets
                                         bond, through investment primarily in                       0.350%      to $2 billion
                                         investment-grade debt securities.                           0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.280% of net assets
                                                                -14-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     AARP GNMA and U.S. Treasury Fund    High level of current income, consistent with               Fee Rate          Program
                                         greater share price stability than a long-term              Assets
                                         bond, through investment principally in U.S.                0.350%      to $2 billion
                                         Government-guaranteed GNMA securities and U.S.              0.330%      next $2 billion
                                         Treasury obligations.                                       0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.120% of net assets

     AARP High Quality Bond Fund         High level of income, consistent with greater               Fee Rate          Program
                                         share price stability than a long-term bond,                Assets
                                         through investment primarily in a portfolio of              0.350%      to $2 billion
                                         high quality securities                                     0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.190% of net assets

                                                                -15-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     AARP Diversified Growth Portfolio   Long-term growth of capital through investment              There will be no fee as
                                         primarily in AARP stock mutual funds.                       the manager will receive a
                                                                                                     fee from the underlying
                                                                                                     funds.

     AARP Diversified Income Portfolio   Current income with modest capital appreciation             There will be no fee as
                                         through investment primarily in AARP bond mutual            the manager will receive a
                                         funds.                                                      fee from the underlying
                                                                                                     funds.

     AARP High Quality Tax Free Money    Current income exempt from federal income taxes             Fee Rate          Program
     Fund                                and liquidity, consistent with maintaining                  Assets
                                         stability and safety of principal, through
                                         investment in high-quality municipal securities.            0.350%      to $2 billion
                                                                                                     0.330%      next $2 billion
                                                                                                     0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.100% of net assets

                                                                -16-

                    FUND                                     OBJECTIVE                               FEE RATE
                    ----                                     ---------                               --------

     AARP Insured Tax Free General Bond      High level of income free from federal                  Fee Rate          Program
     Fund                                    taxes,  consistent  with greater  share price           Assets
                                             stability than a long-term municipal bond,              0.350%      to $2 billion
                                             through investment primarily in municipal               0.330%      next $2 billion
                                             securities covered by insurance.                        0.300%      next $2 billion
                                                                                                     0.280%      next $2 billion
                                                                                                     0.260%      next $3 billion
                                                                                                     0.250%      next $3 billion
                                                                                                     0.240%      thereafter

                                                                                                     Individual Fund Fee
                                                                                                     0.190% of net assets

                                    Exhibit C
                                    ---------


                          Marked Restated Declarations

                                                                           DRAFT
                                                                         7/19/97










                          SCUDDER CASH INVESTMENT TRUST
                    AMENDED AND RESTATED DECLARATION OF TRUST
                        DATED ___________________, 1997 ^


Unless otherwise indicated, with respect to particular provisions, the adoption of the Amended and Restated Declaration of Trust requires an affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the Investment Company Act of 1940, as amended.

                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I.....................................................................1^

         Section 1.1. Name.....................................................1
         Section 1.2. Definitions..............................................1

ARTICLE II....................................................................3^

         Section 2.1. General Powers...........................................3
         Section 2.2. Investments..............................................3
         Section 2.3. Legal Title..............................................5
         Section 2.4. Issuance and Repurchase of Shares........................5
         Section 2.5. Delegation; Committees...................................5
         Section 2.6. Collection and Payment...................................5
         Section 2.7. Expenses.................................................6
         Section 2.8. Manner of Acting; By-laws................................6
         Section 2.9. Miscellaneous Powers.....................................6
         Section 2.10. Principal Transactions..................................7
         Section 2.11. Number of Trustees......................................7
         Section 2.12. Election and Term.......................................7
         Section 2.13. Resignation and Removal.................................7
         Section 2.14. Vacancies...............................................8
         Section 2.15. Delegation of Power to Other Trustees...................8
         Section 2.16. Shareholder Vote, etc...................................8

ARTICLE III...................................................................8^

         Section 3.1. Distribution Contract....................................8
         Section 3.2. Advisory or Management Contract..........................9
         Section 3.3. Affiliations of Trustees or Officers, Etc................9
         Section 3.4. Compliance with 1940 Act.................................9

ARTICLE IV...................................................................10^

         Section 4.1. No Personal Liability of Shareholders, Trustees, Etc....10
         Section 4.2. Non-Liability of Trustees, Etc..........................10
         Section 4.3. Mandatory Indemnification...............................10
         Section 4.4. No Bond Required of Trustees............................12
         Section 4.5. No Duty of Investigation; Notice in Trust
                       Instruments, Etc.......................................12
         Section 4.6. Reliance on Experts, Etc................................12

ARTICLE V....................................................................12^

         Section 5.1. Beneficial Interest.....................................12
         Section 5.2. Rights of Shareholders..................................13
         Section 5.3. Trust Only..............................................13
         Section 5.4. Issuance of Shares......................................13
         Section 5.5. Register of Shares......................................13
         Section 5.6. Transfer of Shares......................................14
         Section 5.7. Notices, Reports........................................14
         Section 5.8. Treasury Shares.........................................14

         Section 5.9. Voting Powers...........................................14
         Section 5.10. Meetings of Shareholders...............................15
         Section 5.11. Series Designation.....................................15
         Section 5.12. Assent to Declaration of Trust.........................17
         Section 5.13. Class Designation......................................17

ARTICLE VI...................................................................18^

         Section 6.1. Redemption of Shares....................................18
         Section 6.2. Price...................................................18
         Section 6.3. Payment.................................................18
         Section 6.4. Effect of Suspension of Determination of Net
                        Asset Value...........................................18
         Section 6.5. Repurchase by Agreement.................................19
         Section 6.6. Redemption of Shareholder's Interest....................19
         Section 6.7. Redemption of Shares in Order to Qualify as
                        Regulated Investment Company; Disclosure of Holding...19
         Section 6.8. Reductions in Number of Outstanding Shares
                        Pursuant to Net Asset Value Formula...................19
         Section 6.9. Suspension of Right of Redemption.......................20

ARTICLE VII..................................................................20^

         Section 7.1. Net Asset Value.........................................20
         Section 7.2. Distributions to Shareholders...........................21
         Section 7.3. Determination of Net Income; Constant Net
                        Asset Value; Reduction of Outstanding Shares..........21
         Section 7.4. Allocation Between Principal and Income.................22
         Section 7.5. Power to Modify Foregoing Procedures....................22

ARTICLE VIII.................................................................22^

         Section 8.1. Duration................................................22
         Section 8.2. Termination of Trust....................................22
         Section 8.3. Amendment Procedure.....................................23
         Section 8.4. Merger, Consolidation and Sale of Assets................24
         Section 8.5. Incorporation...........................................24

ARTICLE IX...................................................................24^


ARTICLE X....................................................................25^

         Section 10.1. Filing.................................................25
         Section 10.2. Governing Law..........................................25
         Section 10.3. Counterparts...........................................25
         Section 10.4. Reliance by Third Parties..............................25
         Section 10.5. Provisions in Conflict with Law or Regulations.........25

                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                          SCUDDER CASH INVESTMENT TRUST
                            DATED ^____________, 1997


         AMENDED AND RESTATED DECLARATION OF TRUST made ^__________ _____, 1997, by the undersigned Trustees;

         WHEREAS, pursuant to a Declaration of Trust dated December 12, 1975, as amended and restated, the Trustees^ established a Massachusetts business trust for the investment and reinvestment of funds contributed thereto, the beneficial interest in which is divided into transferable shares;^

         WHEREAS, the Trustees desire to amend and restate said Declaration of Trust in its entirety;

         NOW, THEREFORE, the Trustees restate the Declaration of Trust as follows:

                                    ARTICLE I

                              NAME AND DEFINITIONS

         Section 1.1. ^ Name.

         The name of the ^ Trust created hereby is the "Scudder Cash Investment Trust".

         Section 1.2. Definitions.

         Wherever they are used herein, the following terms have the following respective meanings:

         (a) "By-laws" means the By-laws referred to in Section 2.8 hereof, as from time to time amended.

         (b) ** 1 ^"Class" means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.13 hereof.

         (c) The term "Commission" has the meaning given it in the 1940 Act. The term "Interested Person" has the meaning given it in the 1940 Act, as modified by any applicable order or orders of the Commission. Except as otherwise defined by the Trustees in conjunction with the establishment of any series of Shares, the term "vote of a majority of the Shares outstanding and entitled to vote" shall have the same meaning as the term ^"vote of a majority of the outstanding voting securities" given it in the 1940 Act.

         (d) "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
Section 17(f).

         (e) "Declaration" means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof,"

"herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

         (f) "Distributor" means the party, other than the Trust, to the contract described in Section 3.1 hereof.

         (g) "His" shall include the feminine and neuter, as well as the masculine^ genders.

         (h) "Investment Adviser" means the party, other than the Trust, to the contract described in Section 3.2 hereof.

         (i) "Municipal Bonds" means obligations issued by or on behalf of states, territories of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or other issuers, the interest from which is exempt from regular Federal income tax.

         (j) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

         (k) ^"Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         (l) ^"Series" individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.11 hereof. Unless the context otherwise requires, the term "Series" shall include Classes into which shares of the Trust, or of a Series, may be divided from time to time.

         (m) ^"Shareholder" means a record owner of Outstanding Shares.

         (n) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established by the Trustees and includes fractions of Shares as well as whole Shares. "Outstanding Shares" means those ^ Shares shown as of a time and from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the Treasury of the Trust.

         (o) "Transfer Agent" means any one or more Persons other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

         (p) The "Trust" means the Scudder Cash Investment Trust^

         (q) The "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

         (r) The "Trustees" means the person or persons who has or have signed this Declaration, so long as he or they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the

Trustees shall refer to such person or persons in this capacity or their capacities as trustees hereunder.


                       * 1 MOVED FROM HERE; TEXT NOT SHOWN
                                   ARTICLE II

                                    TRUSTEES

         Section 2.1. ^ General Powers.

         The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

         The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

         Section 2.2.    Investments.

         The Trustees shall have the power:

         (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

         (b) To invest in, hold for investment, or reinvest in, securities, including shares of open-end investment companies; common and preferred stocks; warrants; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers acceptances and all kinds of repurchase agreements, of any corporation,^ company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality.

         (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend, and to pledge any such securities and to enter into repurchase agreements and forward foreign currency exchange contracts, to purchase and sell futures contracts on securities, securities indices and foreign currencies, to purchase or sell options on such contracts, ^ foreign currency contracts, and foreign currencies and to engage in all types of hedging and risk management transactions.

         (d) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets.

         (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash, and any interest therein.

         (f) To borrow money and in this connection issue notes or other ^ evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

         (g) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

         (h) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares.

         (i) To invest, through a transfer of cash, securities and other assets or otherwise, all or a portion of the Trust Property, or to sell all or a portion of the Trust Property and invest the proceeds of such sales, in another investment company that is registered under the 1940 Act.1

         (j) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

         The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

_____________________

1 Adoption of this Section requires affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

         The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

         Section 2.3.    Legal Title.

         Legal title to all the Trust Property, including the property of any Series of the Trust, shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is deemed appropriately ^ protected. The right, title and interest of the Trustees in the Trust Property and the property of each Series of the Trust shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property or the property of any Series of the Trust, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

         Section 2.4.    Issuance and Repurchase of Shares.

         The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the particular series of the Trust with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

         Section 2.5.    Delegation; Committees.

         The Trustees shall have power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

         Section 2.6.    Collection and Payment.

         The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

         Section 2.7.    Expenses.

         The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

         Section 2.8.    Manner of Acting; By-laws.

         Except as otherwise provided herein or in the By-laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of the entire number of Trustees then in office. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

         Notwithstanding the foregoing provisions of this Section 2.8 and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution,^ dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

         Section 2.9.    Miscellaneous Powers.

         Subject to Section 5.11^ hereof,  the Trustees shall have the power to:
(a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the
Trustees may determine; (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including the Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

         Section 2.10.   Principal Transactions.

         Except in transactions not permitted by the 1940 Act or rules and regulations adopted by the Commission, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or ^ transfer agent or with any Interested Person ^ or such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, dealer, legal counsel, registrar, ^ transfer agent, dividend disbursing agent or ^ Custodian upon customary terms.

         Section 2.11.   Number of Trustees.

         The number of Trustees shall initially be one (1), and thereafter shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees^.

         Section 2.12.   Election and Term.

         Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.14 hereof, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Such a meeting shall be held on a date fixed by the Trustees. Except in the event of resignation or removals pursuant to Section 2.13 hereof, each Trustee shall hold office until such time as less than a majority of the Trustees holding office have been elected by Shareholders, and thereafter until the holding of a Shareholders' meeting as required by the next following sentence. In such event the Trustees then in office will call a Shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor ^ Trustees.

         Section 2.13.   Resignation and Removal.

         Any Trustee may resign his trust (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares^ and, in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property or property of any series of the Trust held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

         Section 2.14.   Vacancies.

         The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by a written instrument signed by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.14, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees in office shall be conclusive evidence of the existence of such vacancy.

         Section 2.15.   Delegation of Power to Other Trustees.

         Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.

         Section 2.16.   Shareholder Vote, etc. Not Required.

         Except to the extent specifically provided to the contrary in this Declaration, the Trustees may exercise each of the powers granted to them in this Declaration without the vote, approval or agreement of the Shareholders, unless such a vote, approval or agreement is required by the 1940 Act or applicable laws of the Commonwealth of Massachusetts.

                                   ARTICLE III

                                    CONTRACTS

         Section 3.1.    ^ Distribution Contract.

         The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of the Shares at a price based on the net asset value of a Share, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

         Section 3.2.    Advisory or Management Contract.

         The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate advisory contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

         The Trustees may also employ, or authorize the Investment Adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the Investment Adviser and upon such terms and conditions as may be agreed upon between the Investment Adviser and such sub-advisers and approved by the Trustees. Any reference in this Declaration to the Investment Adviser shall be deemed to include such ^ sub-advisers unless the context otherwise requires.

         Section 3.3.    Affiliations of Trustees or Officers, Etc.

         The fact that:

                   (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the ^ character described in Sections 3.1 or 3.2 above or ^ for services as Custodian, Transfer Agent, accounting agent or disbursing agent or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

                   (ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for services as Custodian, Transfer Agent, accounting agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

         Section 3.4.    Compliance with 1940 Act.

         Any contract entered into pursuant to Sections 3.1 or 3.2 shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendment thereof or other applicable act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                   ARTICLE IV

                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                               TRUSTEES AND OTHERS

         Section 4.1.    ^ No Personal Liability of Shareholders, Trustees, Etc.

         No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a ^ part to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason ^ for his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

         Section 4.2.    Non-Liability of Trustees, Etc.

         No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Section 4.3.    Mandatory Indemnification.

         (a) Subject to the  exceptions and  limitations  contained in paragraph
(b) below:

                   (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                   (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other ^ liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or officer:

                   (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                   (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                   (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
         (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                            (A) by the court or other body approving the settlement or other disposition; or

                            (B) based upon a review of readily  available  facts
                  (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                   (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                   (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

         Section 4.4.    No Bond Required of Trustees.

         No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

         Section  4.5. No Duty of  Investigation;  Notice in Trust  Instruments,
Etc.

         No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned^ or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

         Section 4.6.    Reliance on Experts, Etc.

         Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                    ARTICLE V

                          SHARES OF BENEFICIAL INTEREST

         Section 5.1.    ^ Beneficial Interest.

         The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.11 and Section 5.13 hereof, par value ^ $.01 per share. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

         Section 5.2.    Rights of Shareholders.

         The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business ^ herein-before described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series of Shares.

         Section 5.3.    Trust Only.

         It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It^ is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration ^ shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

         Section 5.4.    Issuance of Shares.

         The Trustees in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

         Section 5.5.    Register of Shares.

         A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

         Section 5.6.    Transfer of Shares.

         Except as otherwise provided by the Trustees, ^ shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized ^, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

         Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

         Section 5.7.    Notices, Reports.

         Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust. A notice of a meeting, an annual report and any other communication to Shareholders need not be sent to a Shareholder
(i) if an annual report and a proxy statement for two consecutive shareholder meetings have been mailed to such Shareholder's address and have been returned as undeliverable, (ii) if all, and at least two, checks (if sent by first class mail) in payment of dividends on Shares during a twelve-month period have been mailed to such Shareholder's address and have been returned as undeliverable or
(iii) in any other case in which a proxy statement concerning a meeting of security holders is not required to be given^ pursuant to the Commission's proxy rules as from time to time in effect under the Securities Exchange Act of 1934. However, delivery of such proxy statements, annual reports and other communications shall resume if and when such Shareholder delivers or causes to be delivered to the Trust written notice setting forth such Shareholder's then current address.

         Section 5.8.    Treasury Shares.

         Shares held in the treasury shall, until reissued pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

         Section 5.9.    Voting Powers.

         The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to any ^ amendment of this Declaration to the extent and as provided in Section 8.3; ^(iv) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series or Class thereof or the Shareholders (provided, however, that a Shareholder of a particular Series or Class shall not be entitled to bring a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); ^ and (v)2 with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an

________________________

2 Adoption of this amended and restated Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or^ no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the ^ By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

         Section 5.10.   Meetings of Shareholders.

         Meetings of Shareholders may be called at any time by the President, and shall be called by the President and Secretary at the request in writing or by resolution, of a majority of Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Shares then issued and outstanding of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting.

         Section 5.11.   Series Designation.

         The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series as to investment objective, purchase price, allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Series shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all ^ Series as the context may require.

         (a) ^ All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

         (b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series reacquired by the Trust at their discretion from time to time.

         (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the ^ Shareholders of all Series for all purposes.

         (d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and with all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as ^ belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other ^ Series.

         (e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series, except as provided in Section
5.13 hereof. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such ^ Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series, except as provided in Section 5.13 hereof. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

         (f) The establishment and designation of any Series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such instrument. The Trustees may by an instrument executed by a majority of their number abolish any Series and the establishment and designation thereof. Except as otherwise provided in this Article V, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, of each class and Series of Shares. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

         Section 5.12.   Assent to Declaration of Trust.

         Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

         Section 5.13.   Class Designation.

         The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different

Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except that there may be variations between different ^ Classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Classes as the context may require.

If the Trustees shall divide the Shares of the Trust or any Series into two or more Classes, the following provisions shall be applicable:

         (a) All provisions herein relating to the Trust, or any Series of the Trust, shall apply equally to each Class of Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

         (b) The number of Shares of each Class that may be issued shall be unlimited. The Trustees may classify or reclassify any ^ Shares or any Series of any Shares into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.

         (c) Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different ^ classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

         (d) The establishment and designation of any Class of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Class, or as otherwise provided in such instrument. The Trustees may, by an instrument executed by a majority of their number, abolish any Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                                   ARTICLE VI

                       REDEMPTION AND REPURCHASE OF SHARES

         Section 6.1.    ^ Redemption of Shares.

         All Shares ^ of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares may be resold by the Trust.

         The Trust shall redeem the Shares upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective registration statement under the Securities Act of 1933. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust's then effective registration statement under the Securities Act of 1933.

         Section 6.2.    Price.

         Shares shall be redeemed at their net asset value, which may be reduced by any redemption fee authorized by the Trustees, determined as set forth in
Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application.

         Section 6.3.    Payment.

         Payment for such Shares shall be made in cash or in property out of the assets of the relevant Series of the Trust to the Shareholder of record at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective registration statement under the Securities Act of 1933, subject to the provisions of Section 6.4 hereof.

         Section 6.4.  Effect of Suspension of Determination of Net Asset Value.

         If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value ^ of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

         Section 6.5.    Repurchase by Agreement.

         The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per ^ Share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

         Section 6.6.    Redemption of Shareholder's Interest.

         The Trust shall have the right at any time without prior notice to the ^ Shareholder to redeem Shares of any ^ Shareholder for their then current net asset value per Share if

         (a) at such time the ^ Shareholder owns Shares having an aggregate net asset value of less than an amount set from time to time by the Trustees subject to such terms and conditions as the Trustees may approve, and subject to the Trust's giving general notice to all ^ Shareholders of its intention to avail itself of such right, either by publication in the Trust's registration statement, if any, or by such other means as the Trustees may determine, or

         (b) The Trustees believe that it is in the best interest of the Trust to do so because of prior involvement by the Shareholder in fraudulent acts relating to securities transactions.

         Section 6.7. Redemption of Shares in Order to Qualify as Regulated Investment Company; Disclosure of Holding.

         If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify any Series of the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and
(ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

         The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

         Section 6.8. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula.

         The Trust may also reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

         Section 6.9.   Suspension of Right of Redemption.

         The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

                                   ARTICLE VII

                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

         Section 7.1.    ^ Net Asset Value.

         The value of the assets of the Trust or any Series of the Trust shall be determined by appraisal of the securities of the Trust or allocated to such Series, such appraisal to be on the basis of ^ such method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities attributable to the Trust or such Series or Class thereof which shall be deemed appropriate. The net asset value of a Share shall be determined by dividing the net asset value of the Class, or, if no Class has been established, of the Series, or, if no Series has been established, of the Trust, by the number of Shares of that Class, or Series, or of the Trust, as applicable, outstanding. The net asset value of Shares of the Trust or any Class or Series of the Trust shall be determined pursuant to the procedure and methods prescribed or approved by the Trustees in their discretion and as set forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the ^ 1940 Act, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

         Section 7.2.    Distributions to Shareholders.

         The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or a Series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or such Series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of the Trust or such Series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the registration statement under the Securities Act of 1933. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or the Series or to meet obligations of the Trust or the Series, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. The above provisions may be modified to the extent required by a plan adopted by the Trustees to establish Classes of Shares of the Trust or of a Series.

         Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or the Series to avoid or reduce liability for taxes.

         Section 7.3. Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares.

         Subject to Section 5.11 and Section 5.13 hereof, the net income of the Trust or any Series shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or a Series, including the advisory or management fee, shall be accrued each day. Such net income may be determined by or under the direction of the Trustees as of the close of trading on the New York Stock Exchange on each day on which such Exchange is open or as of such other time or times as the Trustees shall determine, and, except as provided herein, all the net income of the Trust or any Series, as so determined, may be declared as a dividend on the Outstanding Shares of the Trust or such Series. If, for any reason, the net income of the Trust or any Series, determined at any time is a negative amount, the Trustees shall have the power with respect to the Trust or such Series (i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of the Trust or such Series by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust or such Series an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust or such Series with respect to the Trust or such Series and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of the Trust or such Series on the day such negative net income is experienced, until such asset account is reduced to zero; or (iv) to combine the methods described in clauses (i) and (ii) and (iii) of this sentence, in order to cause the net asset value per Share of the Trust or such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power to fail to declare a dividend out of net income for the purpose of causing the net asset value per Share to be increased to a constant amount. The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend the practice of maintaining the net asset value per Share of the Trust or a Series at a constant amount.

         Section 7.4.    Allocation Between Principal and Income.

         The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal ^ amount, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

         Section 7.5.    Power to Modify Foregoing Procedures.

         Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable.

                                  ARTICLE VIII

                         DURATION; TERMINATION OF TRUST;
                            AMENDMENT; MERGERS, ETC.

         Section 8.1.    ^ Duration.

         The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

         Section 8.2.    Termination of Trust.

         (a) The Trust or any Series of the Trust may be terminated by an instrument in writing signed by a majority of the Trustees, or by the affirmative vote of the holders of a majority of the Shares of the Trust or Series outstanding and entitled to vote^ at any meeting of Shareholders. Upon the termination of the Trust or any Series,

                   (i) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

                   (ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

                   (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, among the Shareholders of the Trust or Series according to their respective rights.

         (b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

         Section 8.3.    Amendment Procedure.

         (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code (including those provisions of such Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on Municipal Bonds), but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder.

         (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or Series by reducing the amount payable thereon upon liquidation of the Trust or Series or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or Series outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

          (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

         Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

         Section 8.4.    Merger, Consolidation and Sale of Assets.

         The Trust or any Series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series, including its good will, upon such terms and conditions and for such consideration when and as authorized ^ by an instrument in writing signed by a majority of the Trustees.3

___________________

3 Adoption of this amended and restated Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

         Section 8.5.    ^ Incorporation.

         ^ When authorized by an instrument in writing signed by a majority of the Trustees,4 the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the property of any Series or to carry on any business in which the Trust or the Series shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the property of any Series to any such corporation, trust, association or organization in exchange for the Shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or the Series holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any Series or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or ^ transferring a portion of the Trust Property to such organization or entities.

                                   ARTICLE IX

                             REPORTS TO SHAREHOLDERS

         ^ The Trustees shall at least semi-annually submit to the Shareholders a written financial report, which may be included in the Trust's prospectus or statement of additional information, of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.1.   ^ Filing.

         This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Unless the amendment is embodied in an instrument signed by a majority of the Trustees, each amendment filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may

_________________________

4 Adoption of this amended and restated Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration.

         Section 10.2.   Governing Law.

         This Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the internal laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said State without regard to the choice of law rules thereof.

         Section 10.3.   Counterparts.

         This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

         Section 10.4.   Reliance by Third Parties.

         Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization^ of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

         Section 10.5.   Provisions in Conflict with Law or Regulations.

         The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

         If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any ^ jurisdiction.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this ^_______ day of _______________, 1997.

                                            ^-----------------------------------
                                            as Trustee and not Individually

                                            ^-----------------------------------
                                            as Trustee and not Individually

                                            ^-----------------------------------
                                            as Trustee and not Individually

                                            ------------------------------------
                                            as Trustee and not Individually

                                            ------------------------------------
                                            as Trustee and not Individually


                        THE COMMONWEALTH OF MASSACHUSETTS

County of Suffolk                                    ^_____________   ____, 1997

         Then personally appeared the above-named ^___________________ who acknowledged the foregoing instrument to be ^ his/her free act and deed.

                                            Before me,



                                            ^------------------------------
                                            Notary Public

My commission expires: __________

                                SCUDDER GNMA FUND
                    AMENDED AND RESTATED DECLARATION OF TRUST
                        DATED ___________________, 1997 ^















Unless otherwise indicated, with respect to particular provisions, the adoption of the Amended and Restated Declaration of Trust requires an affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the Investment Company Act of 1940, as amended.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I.....................................................................1^

         Section 1.1. Name....................................................1
         Section 1.2. Definitions.............................................1

ARTICLE II....................................................................3^

         Section 2.1. General Powers..........................................3
         Section 2.2. Investments.............................................3
         Section 2.3. Legal Title.............................................5
         Section 2.4. Issuance and Repurchase of Shares.......................5
         Section 2.5. Delegation; Committees..................................5
         Section 2.6. Collection and Payment..................................5
         Section 2.7. Expenses................................................6
         Section 2.8. Manner of Acting; By-laws...............................6
         Section 2.9. Miscellaneous Powers....................................6
         Section 2.10. Principal Transactions.................................7
         Section 2.11. Number of Trustees.....................................7
         Section 2.12. Election and Term......................................7
         Section 2.13. Resignation and Removal................................7
         Section 2.14. Vacancies..............................................8
         Section 2.15. Delegation of Power to Other Trustees..................8
         Section 2.16. Shareholder Vote, etc..................................8

ARTICLE III...................................................................8^

         Section 3.1. Distribution Contract...................................8
         Section 3.2. Advisory or Management Contract.........................9
         Section 3.3. Affiliations of Trustees or Officers, Etc...............9
         Section 3.4. Compliance with 1940 Act................................9

ARTICLE IV...................................................................10^

         Section 4.1. No Personal Liability of Shareholders, Trustees, Etc...10
         Section 4.2. Non-Liability of Trustees, Etc.........................10
         Section 4.3. Mandatory Indemnification..............................10
         Section 4.4. No Bond Required of Trustees...........................12
         Section 4.5. No Duty of Investigation; Notice in Trust
                        Instruments, Etc.....................................12
         Section 4.6. Reliance on Experts, Etc...............................12

ARTICLE V....................................................................13^

         Section 5.1. Beneficial Interest....................................13
         Section 5.2. Rights of Shareholders.................................13
         Section 5.3. Trust Only.............................................13
         Section 5.4. Issuance of Shares.....................................13
         Section 5.5. Register of Shares.....................................14
         Section 5.6. Transfer of Shares.....................................14
         Section 5.7. Notices, Reports.......................................14

         Section 5.8. Treasury Shares........................................15
         Section 5.9. Voting Powers..........................................15
         Section 5.10. Meetings of Shareholders..............................15
         Section 5.11. Series Designation....................................15
         Section 5.12. Assent to Declaration of Trust........................17
         Section 5.13. Class Designation.....................................17

ARTICLE VI...................................................................18^

         Section 6.1. Redemption of Shares...................................18
         Section 6.2. Price.  18
         Section 6.3. Payment................................................18
         Section 6.4. Effect of Suspension of Determination of Net
                        Asset Value..........................................18
         Section 6.5. Repurchase by Agreement................................19
         Section 6.6. Redemption of Shareholder's Interest...................19
         Section 6.7. Redemption of Shares in Order to Qualify as
                        Regulated Investment Company; Disclosure
                        of Holding...........................................19
         Section 6.8. Reductions in Number of Outstanding Shares
                        Pursuant to Net Asset Value Formula..................20
         Section 6.9. Suspension of Right of Redemption......................20

^ ARTICLE VII................................................................20

         Section 7.1. Net Asset Value........................................20
         Section 7.2. Distributions to Shareholders..........................21
         Section 7.3. Determination of Net Income; Constant Net Asset
                        Value; Reduction of Outstanding Shares...............21
         Section 7.4. Allocation Between Principal and Income................22
         Section 7.5. Power to Modify Foregoing Procedures...................22

ARTICLE VIII.................................................................22^

         Section 8.1. Duration...............................................22
         Section 8.2. Termination of Trust...................................23
         Section 8.3. Amendment Procedure....................................23
         Section 8.4. Merger, Consolidation and Sale of Assets...............24
         Section 8.5. Incorporation..........................................24

ARTICLE IX...................................................................25^


ARTICLE X....................................................................25^

         Section 10.1. Filing................................................25
         Section 10.2. Governing Law.........................................25
         Section 10.3. Counterparts..........................................25
         Section 10.4. Reliance by Third Parties.............................25
         Section 10.5. Provisions in Conflict with Law
           or Regulations....................................................26

                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                                SCUDDER GNMA FUND
                            DATED ^____________, 1997


         AMENDED AND RESTATED DECLARATION OF TRUST made ^__________ ____, 1997, by the undersigned Trustees;

         WHEREAS, pursuant to a Declaration of Trust dated March ^ 24,1983, as amended and restated, the Trustees^ established a Massachusetts business trust for the investment and reinvestment of funds contributed thereto, the beneficial interest in which is divided into transferable shares;^

         WHEREAS, the Trustees desire to amend and restate said Declaration of Trust in its entirety;

         NOW, THEREFORE, the Trustees restate the Declaration of Trust as follows:

                                   ^ ARTICLE I

                              NAME AND DEFINITIONS

         Section 1.1. Name.

         The name of the ^ Trust created hereby is the "Scudder GNMA Fund".

         Section 1.2. Definitions.

         Wherever they are used herein, the following terms have the following respective meanings:

         (a) "By-laws" means the By-laws referred to in Section 2.8 hereof, as from time to time amended.

         (b) ** 1 ^"Class" means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.13 hereof.

         (c) The term "Commission" has the meaning given it in the 1940 Act. The term "Interested Person" has the meaning given it in the 1940 Act, as modified by any applicable order or orders of the Commission. Except as otherwise defined by the Trustees in conjunction with the establishment of any series of Shares, the term "vote of a majority of the Shares outstanding and entitled to vote" shall have the same meaning as the term "vote of a majority of the outstanding voting securities" given it in the 1940 Act.

         (d) "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
Section 17(f).

         (e) "Declaration" means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof,"

"herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

         (f) "Distributor" means the party, other than the Trust, to the contract described in Section 3.1 ----------- hereof.

         (g) "His" shall include the feminine and neuter, as well as the masculine^ genders.

         (h) "Investment Adviser" means the party, other than the Trust, to the contract described in Section 3.2 hereof.

         (i) "Municipal Bonds" means obligations issued by or on behalf of states, territories of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or other issuers, the interest from which is exempt from regular Federal income tax.

         (j) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

         (k) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         (l) "Series" individually or collectively means the two or more Series as may be established and designated from time to time by the ^ Trustees pursuant to Section 5.11 hereof. Unless the context otherwise requires, the term ^"Series" shall include Classes into which shares of the Trust, or of a Series, may be divided from time to time.

         (m) "Shareholder" means a record owner of Outstanding Shares.

         (n) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established by the Trustees and includes fractions of Shares as well as whole Shares. ^"Outstanding Shares" means those ^ Shares shown as of a time and from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the Treasury of the Trust.

         (o) "Transfer Agent" means any one or more Persons other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

         (p) The "Trust" means the Scudder GNMA Fund.

         (q) The "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

         (r) The "Trustees" means the person or persons who has or have signed this Declaration, so long as he or they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the

Trustees shall refer to such person or persons in this capacity or their capacities as trustees hereunder.

                  * 1 MOVED FROM HERE; TEXT NOT SHOWNARTICLE II

                                    TRUSTEES

         Section 2.1.  General Powers.

         The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

         The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

         Section 2.2.  Investments.

         The Trustees shall have the power:

          (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

          (b) To invest in, hold for investment, or reinvest in, securities, including shares of open-end investment companies; common and preferred stocks; warrants; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality.

          (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend, and to pledge any such securities and to enter into repurchase agreements and forward foreign currency exchange contracts, to purchase and sell futures contracts on securities^, securities indices and foreign currencies, to purchase or sell options on such contracts, foreign currency contracts, and foreign currencies and to engage in all types of hedging and risk management transactions.

          (d) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets.

          (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash, and any interest therein.

          (f) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

          (g) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

          (h) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares.

          (i) To invest, through a transfer of cash, securities and other assets or otherwise, all or a portion of the Trust Property, or to sell all or a portion of the Trust Property and invest the proceeds of such sales, in another investment company that is registered under the 1940 Act.1

          (j) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

         The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

________________

1 Adoption of this Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

         The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

          Section 2.3. Legal Title.

         Legal title to all the Trust Property, including the property of any Series of the Trust, shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is^ deemed appropriately protected. The right, title and interest of the Trustees in the Trust Property and the property of each Series of the Trust shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property or the property of any Series of the Trust, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

          Section 2.4.  Issuance and Repurchase of Shares.

         The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the particular series of the Trust with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

          Section 2.5.  Delegation; Committees.

         The Trustees shall have power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

          Section 2.6.  Collection and Payment.

         The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

          Section 2.7.  Expenses.

         The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

          Section 2.8.  Manner of Acting; By-laws.

         Except as otherwise provided herein or in the By-laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of the entire number of Trustees then in office. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

         Notwithstanding the foregoing provisions of this Section 2.8 and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

          Section 2.9.  Miscellaneous Powers.

         Subject to Section 5.11^ hereof,  the Trustees shall have the power to:
(a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine; (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing,^ share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including the Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

          Section 2.10.  Principal Transactions.

         Except in transactions not permitted by the 1940 Act or rules and regulations adopted by the Commission, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or transfer agent or with any Interested Person ^ or such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, dealer, legal counsel, registrar, transfer agent, dividend disbursing agent or ^ Custodian upon customary terms.

          Section 2.11. Number of Trustees.

         The number of Trustees shall initially be one (1), and thereafter shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees^.

          Section 2.12. Election and Term.

         Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.14 hereof, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Such a meeting shall be held on a date fixed by the Trustees. Except in the event of resignation or removals pursuant to Section 2.13 hereof, each Trustee shall hold office until such time as less than a majority of the Trustees holding office have been elected by Shareholders, and thereafter until the holding of a Shareholders' meeting as required by the next following sentence. In such event the Trustees then in office will call a Shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor ^ Trustees.

          Section 2.13.  Resignation and Removal.

         Any Trustee may resign his trust (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares^ and, in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property or property of any series of the Trust held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

          Section 2.14.  Vacancies.

         The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by a written instrument signed by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.14, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees in office shall be conclusive evidence of the existence of such vacancy.

          Section 2.15.  Delegation of Power to Other Trustees.

         Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.

          Section 2.16.  Shareholder Vote, etc. Not Required.

         Except to the extent specifically provided to the contrary in this Declaration, the Trustees may exercise each of the powers granted to them in this Declaration without the vote, approval or agreement of the Shareholders, unless such a vote, approval or agreement is required by the 1940 Act or applicable laws of the Commonwealth of Massachusetts.

                                   ARTICLE III

                                    CONTRACTS

          Section 3.1.  Distribution Contract.

         The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of the Shares at a price based on the net asset value of a Share, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-laws^; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

          Section 3.2.  Advisory or Management Contract.

         The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate advisory contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

         The Trustees may also employ, or authorize the Investment Adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the Investment Adviser and upon such terms and conditions as may be agreed upon between the Investment Adviser and such sub-advisers and approved by the Trustees. Any reference in this Declaration to the Investment Adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

          Section 3.3.  Affiliations of Trustees or Officers, Etc.

         The fact that:

                   (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for services as Custodian, Transfer Agent, accounting agent or disbursing agent or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

                   (ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for services as Custodian, Transfer Agent, accounting agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

          Section 3.4.  Compliance with 1940 Act.

         Any contract entered into pursuant to Sections 3.1 or 3.2 shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendment thereof or other applicable act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                   ARTICLE IV

                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                               TRUSTEES AND OTHERS

          Section 4.1.  No Personal Liability of Shareholders, Trustees, Etc.

         No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a ^ part to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason ^ for his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

          Section 4.2.  Non-Liability of Trustees, Etc.

         No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Section 4.3.  Mandatory Indemnification.

          (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                   (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                   (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Trustee or officer:

                   (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                   (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                   (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
         (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                            (A) by the court or other body approving the
                  settlement or other disposition; or

                            (B) based upon a review of readily  available  facts
                  (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

          (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                   (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                   (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal ^ counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or ^ proceeding.

          Section 4.4.  No Bond Required of Trustees.

         No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

          Section 4.5.  No Duty of Investigation; Notice in Trust Instruments,
                        Etc.

         No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned^ or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

          Section 4.6.  Reliance on Experts, Etc.

         Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                    ARTICLE V

                          SHARES OF BENEFICIAL INTEREST

          Section 5.1.  Beneficial Interest.

         The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.11 and Section 5.13 hereof, par value $.01 per share. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

          Section 5.2.  Rights of Shareholders.

         The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business ^ herein-before described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series of Shares.

          Section 5.3.  Trust Only.

         It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration ^ shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

          Section 5.4.  Issuance of Shares.

         The Trustees in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

          Section 5.5.  Register of Shares.

         A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. ^ It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

          Section 5.6.  Transfer of Shares.

         Except as otherwise provided by the Trustees, shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized ^, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all ^ purposes hereunder and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

         Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

          Section 5.7.  Notices, Reports.

         Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust. A notice of a meeting, an annual report and any other communication to Shareholders need not be sent to a Shareholder
(i) if an annual report and a proxy statement for two consecutive shareholder meetings have been mailed to such Shareholder's address and have been returned as undeliverable, (ii) if all, and at least two, checks (if sent by first class mail) in payment of dividends on Shares during a twelve-month period have been mailed to such Shareholder's address and have been returned as undeliverable or
(iii) in any other case in which a proxy statement concerning a meeting of security holders is not required to be given pursuant to the Commission's proxy rules as from time to time in effect under the Securities Exchange Act of 1934. However, delivery of such proxy statements, annual reports and other communications shall resume if and when such Shareholder delivers or causes to be delivered to the Trust written notice setting forth such Shareholder's then current address.

          Section 5.8.  Treasury Shares.

         Shares held in the treasury shall, until reissued pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

          Section 5.9.  Voting Powers.

         The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to any ^ amendment of this Declaration to the extent and as provided in Section 8.3; ^(iv) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust ^ or any Series or Class thereof or the Shareholders ^(provided, however, that a Shareholder of a particular Series or Class shall not be entitled to bring a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); and (v)2 with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the

__________________

2 Adoption of this amended and restated Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to bring a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or^ no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for ^ Shareholders' votes and meetings and related matters.

          Section 5.10.  Meetings of Shareholders.

         Meetings of Shareholders may be called at any time by the President, and shall be called by the President and Secretary at the request in writing or by resolution, of a majority of Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Shares then issued and outstanding of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting.

          Section 5.11.  Series Designation.

         The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series as to investment objective, purchase price, allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Series shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all ^ Series as the context may require.

          (a) ^ All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

          (b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series reacquired by the Trust at their discretion from time to time.

          (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the ^ Shareholders of all Series for all purposes.

          (d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and with all expenses,^ costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other ^ Series.

          (e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series, except as provided in Section
5.13 hereof. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such ^ Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series, except as provided in Section 5.13 hereof. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

          (f) The establishment and designation of any Series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such instrument. The Trustees may by an instrument executed by a majority of their number abolish any Series and the establishment and designation thereof. Except as otherwise provided in this Article V, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, of each class and Series of Shares. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

          Section 5.12.  Assent to Declaration of Trust.

         Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

          Section 5.13.  Class Designation.

         The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different

Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except that there may be variations between different ^ Classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Classes as the context may require.

If the Trustees shall divide the Shares of the Trust or any Series into two or more Classes, the following provisions shall be applicable:

          (a) All ^ provisions herein relating to the Trust, or any Series of the Trust, shall apply equally to each Class of Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

          (b) The number of Shares of each Class that may be issued shall be unlimited. The Trustees may classify or reclassify any ^ Shares or any Series of any Shares into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.

          (c) Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different ^ classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

          (d) The establishment and designation of any Class of Shares shall be effective upon the execution ^ by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Class, or as otherwise provided in such instrument. The Trustees may, by an instrument executed by a majority of their number, abolish any Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                                   ARTICLE VI

                       REDEMPTION AND REPURCHASE OF SHARES

          Section 6.1...... Redemption of Shares.

         All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares ^ may be resold by the Trust.

         The Trust shall redeem the Shares upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective registration statement under the Securities Act of 1933. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust's then effective registration statement under the Securities Act of 1933.

          Section 6.2.  Price.

         Shares shall be redeemed at their net asset value, which may be reduced by any redemption fee authorized by the Trustees, determined as set forth in
Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application.

          Section 6.3.  Payment.

         Payment for such Shares shall be made in cash or in property out of the assets of the relevant ^ Series of the Trust to the Shareholder of record at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective registration statement under the Securities Act of 1933, subject to the provisions of Section 6.4 hereof.

          Section 6.4.  Effect of Suspension of Determination of Net Asset
                        Value.

         If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

          Section 6.5.  Repurchase by Agreement.

         The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per ^ Share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

          Section 6.6.  Redemption of Shareholder's Interest.

         The Trust shall have the right at any time without prior notice to the ^ Shareholder to redeem Shares of any ^ Shareholder for their then current net asset value per Share if

          (a) at such time the ^ Shareholder owns Shares having an aggregate net asset value of less than an amount set from time to time by the Trustees subject to such terms and conditions as the Trustees may approve, and subject to the Trust's giving general notice to all ^ Shareholders of its intention to avail itself of such right, either by publication in the Trust's registration statement, if any, or by such other means as the Trustees may determine, or

          (b) The Trustees believe that it is in the best interest of the Trust to do so because of prior involvement by the Shareholder in fraudulent acts relating to securities transactions.

          Section 6.7. Redemption of Shares in Order to Qualify as Regulated Investment Company; Disclosure of Holding.

         If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify any Series of the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and
(ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

         The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

          Section 6.8. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula.

         The Trust may also reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

          Section 6.9.  Suspension of Right of Redemption.

         The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or
(iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

                                   ARTICLE VII

                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

          Section 7.1.  Net Asset Value.

         The value of the assets of the Trust or any Series of the Trust shall be determined by appraisal of the securities of the Trust or allocated to such Series, such appraisal to be on the basis of ^ such method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities attributable to the Trust or such Series or Class thereof which shall be deemed appropriate. The net asset value of a Share shall be determined by dividing the net asset value of the Class, or, if no Class has been established, of the Series, or, if no Series has been established, of the Trust, by the number of Shares of that Class, or Series, or of the Trust, as applicable, outstanding. The net asset value of Shares of the Trust or any Class or Series of the Trust shall be determined pursuant to the procedure and methods prescribed or approved by the Trustees in their discretion and as set forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the ^ 1940 Act, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the ^ daily determination of net asset value to the extent permitted by the 1940 Act.

          Section 7.2.  Distributions to Shareholders.

         The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or a Series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or such Series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of the Trust or such Series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the registration statement under the Securities Act of 1933. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or the Series or to meet obligations of the Trust or the Series, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. The above provisions may be modified to the extent required by a plan adopted by the Trustees to establish Classes of Shares of the Trust or of a Series.

         Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be ^ interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or the Series to avoid or reduce liability for taxes.

          Section 7.3. Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares.

         Subject to Section 5.11 and Section 5.13 hereof, the net income of the Trust or any Series shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or a Series, including the advisory or management fee, shall be accrued each day. Such net income may be determined by or under the direction of the Trustees as of the close of trading on the New York Stock Exchange on each day on which such Exchange is open or as of such other time or times as the Trustees shall determine, and, except as provided herein, all the net income of the Trust or any Series, as so determined, may be declared as a dividend on the Outstanding Shares of the Trust or such Series. If, for any reason, the net income of the Trust or any Series, determined at any time is a negative amount, the Trustees shall have the power with respect to the Trust or such Series (i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of the Trust or such Series by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust or such Series an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust or such Series with respect to the Trust or such Series and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of the Trust or such Series on the day such negative net income is experienced, until such asset account is reduced to zero; or (iv) to combine the methods described in clauses (i) and (ii) and (iii) of this sentence, in order to cause the net asset value per Share of the Trust or such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power to fail to declare a dividend out of net income for the purpose of causing the net asset value per Share to be increased to a constant amount. The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend the practice of maintaining the net asset value per Share of the Trust or a Series at a constant amount.

          Section 7.4.  Allocation Between Principal and Income.

         The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal ^ amount, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

          Section 7.5.  Power to Modify Foregoing Procedures.

         Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable.

                                  ARTICLE VIII

                         DURATION; TERMINATION OF TRUST;
                            AMENDMENT; MERGERS, ETC.

          Section 8.1.  Duration.

         The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

          Section 8.2.  Termination of Trust.

          (a) The Trust or any Series of the Trust may be terminated by an instrument in writing signed by a majority of the Trustees, or by the affirmative vote of the holders of a majority of the Shares of the Trust or Series outstanding and entitled to vote^ at any meeting of Shareholders. Upon the termination of the Trust or any Series,

                   (i) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

                   (ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

                   (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt ^ of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, among the Shareholders of the Trust or Series according to their respective rights.

          (b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

          Section 8.3.  Amendment Procedure.

          (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code (including those provisions of such Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on Municipal Bonds), but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder.

          (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or Series by reducing the amount payable thereon upon liquidation of the Trust or Series or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or Series outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

          (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the ^ Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

         Notwithstanding any other provision hereof, until such time as a ^ Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

          Section 8.4.  Merger, Consolidation and Sale of Assets.

         The Trust or any Series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series, including its good will, upon such terms and conditions and for such consideration when and as authorized ^ by an instrument in writing signed by a majority of the Trustees.3

          Section 8.5.  ^ Incorporation.

         ^ When authorized by an instrument in writing signed by a majority of the Trustees,4 the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the property of any Series or to carry on any business in which the Trust or the Series shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the property of any Series to any such corporation, trust, association or organization in exchange for the Shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or the Series holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any Series or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

                                   ARTICLE IX

                             REPORTS TO SHAREHOLDERS

         The Trustees shall at least semi-annually submit to the Shareholders a written financial report, which may be included in the Trust's prospectus or statement of additional information, of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                    ARTICLE X

                                  MISCELLANEOUS

          Section 10.1.  Filing.

         This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Unless the amendment is embodied in an instrument signed by a majority of the Trustees, each amendment filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein.

____________________

3 Adoption of this amended and restated Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

4 Adoption of this amended and restated Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration.

          Section 10.2.  Governing Law.

         This Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the internal laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said State without regard to the choice of law rules thereof.

          Section 10.3.  Counterparts.

         This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

          Section 10.4.  Reliance by Third Parties.

         Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

          Section 10.5.  Provisions in Conflict with Law or Regulations.

         The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

         If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this ^_______ day of _______________, 1997.

                                           ^------------------------------------
                                           as Trustee and not Individually

                                           ------------------------------------
                                           as Trustee and not Individually

                                           ------------------------------------
                                           as Trustee and not Individually

                                           ------------------------------------
                                           as Trustee and not Individually

                                           ------------------------------------
                                           as Trustee and not Individually

                        THE COMMONWEALTH OF MASSACHUSETTS

County of Suffolk                                    ^_____________   ____, 1997

         Then personally appeared the above-named ^___________________ who acknowledged the foregoing instrument to be ^ his/her free act and deed.

                                            Before me,



                                            ------------------------------
                                            Notary Public

My commission expires: __________^

                            SCUDDER INVESTMENT TRUST
                    AMENDED AND RESTATED DECLARATION OF TRUST
                        DATED ___________________, 1997 ^
















Unless otherwise indicated, with respect to particular provisions, the adoption of the Amended and Restated Declaration of Trust requires an affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the Investment Company Act of 1940, as amended.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


ARTICLE I....................................................................1^

         Section 1.1. Name....................................................1
         Section 1.2. Definitions.............................................1

ARTICLE II...................................................................3^

         Section 2.1. General Powers..........................................3
         Section 2.2. Investments.............................................3
         Section 2.3. Legal Title.............................................5
         Section 2.4. Issuance and Repurchase of Shares.......................5
         Section 2.5. Delegation; Committees..................................5
         Section 2.6. Collection and Payment..................................5
         Section 2.7. Expenses................................................6
         Section 2.8. Manner of Acting; By-laws...............................6
         Section 2.9. Miscellaneous Powers....................................6
         Section 2.10. Principal Transactions.................................7
         Section 2.11. Number of Trustees.....................................7
         Section 2.12. Election and Term......................................7
         Section 2.13. Resignation and Removal................................7
         Section 2.14. Vacancies..............................................8
         Section 2.15. Delegation of Power to Other Trustees ^................8
         ^ Section 2.16. Shareholder Vote, etc................................8

^ ARTICLE III.................................................................8

         Section 3.1. Distribution Contract...................................8
         Section 3.2. Advisory or Management Contract.........................9
         Section 3.3. Affiliations of Trustees or Officers, Etc...............9
         Section 3.4. ^ Compliance with 1940 Act ^............................9

^ ARTICLE IV.................................................................10

         Section 4.1. No Personal Liability of Shareholders, Trustees, Etc...10
         Section 4.2. ^ Non-Liability of Trustees, Etc ^.....................10
         ^ Section 4.3. Mandatory Indemnification............................10
         Section 4.4. No Bond Required of Trustees...........................12
         Section 4.5. No Duty of Investigation; Notice in Trust
                        Instruments, Etc.....................................12
         Section 4.6. ^ Reliance on Experts, Etc ^...........................12

^ ARTICLE V..................................................................13

         ^ Section 5.1. Beneficial Interest..................................13
         Section 5.2. Rights of Shareholders ^...............................13
         Section 5.3. Trust Only.............................................13
         Section 5.4. Issuance of Shares.....................................13
         Section 5.5. Register of Shares.....................................14
         Section 5.6. Transfer of Shares.....................................14

         Section 5.7. Notices, Reports.......................................14
         Section 5.8. Treasury Shares........................................15
         Section 5.9. Voting Powers..........................................15
         Section 5.10. Meetings of Shareholders..............................15
         Section 5.11. Series Designation....................................15
         Section 5.12. Assent to Declaration of Trust ^......................17
         ^ Section 5.13. Class Designation...................................17

ARTICLE VI...................................................................18

         Section 6.1. Redemption of Shares...................................18
         Section 6.2. Price.  18
         Section 6.3. Payment................................................18
         Section 6.4. Effect of Suspension of Determination of Net Asset
                        Value...................................18
         Section 6.5. Repurchase by Agreement................................19
         Section 6.6. Redemption of Shareholder's Interest...................19
         Section 6.7. Redemption of Shares in Order to Qualify as
                        Regulated Investment Company; Disclosure of
                        Holding..............................................19
         Section 6.8. Reductions in Number of Outstanding Shares
                        Pursuant to Net ^ Asset Value Formula................20
         Section 6.9. Suspension of Right of Redemption ^....................20

^ ARTICLE VII................................................................20

         ^ Section 7.1. Net Asset Value......................................20
         Section 7.2. Distributions to Shareholders..........................21
         Section 7.3. Determination of Net Income; Constant Net Asset
                        Value; Reduction of Outstanding Shares...............21
         Section 7.4. Allocation Between Principal and Income................22
         Section 7.5. Power to Modify Foregoing Procedures ^.................22

^ ARTICLE VIII...............................................................22

         ^ Section 8.1. Duration.............................................22
         Section 8.2. Termination of Trust...................................23
         Section 8.3. Amendment Procedure....................................23
         Section 8.4. Merger, Consolidation and Sale of Assets...............24
         Section 8.5. Incorporation..........................................24

ARTICLE IX..................................................................25^


ARTICLE X...................................................................25^

         Section 10.1. Filing................................................25
         Section 10.2. Governing Law.........................................25
         Section 10.3. Counterparts..........................................25
         Section 10.4. Reliance by Third Parties.............................25
         Section 10.5. Provisions in Conflict with Law or Regulations........26

                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                            SCUDDER INVESTMENT TRUST
                            DATED ^____________, 1997


         AMENDED AND RESTATED DECLARATION OF TRUST made ^__________ ____, 1997, by the undersigned Trustees;

         WHEREAS, pursuant to a Declaration of Trust dated September 20, 1984, as amended and restated, the Trustees^ established a Massachusetts business trust for the investment and reinvestment of funds contributed thereto, the beneficial interest in which is divided into transferable shares;^

         WHEREAS, the Trustees desire to amend and restate said Declaration of Trust in its entirety;

         NOW, THEREFORE, the Trustees restate the Declaration of Trust as follows:

                                    ARTICLE I

                              NAME AND DEFINITIONS

 ^
          Section 1.1.   Name.

         The  name of the ^ Trust  created  hereby  is the  "Scudder  Investment
Trust".

          Section 1.2.   Definitions.

         Wherever they are used herein, the following terms have the following respective meanings:

          (a) "By-laws" means the By-laws referred to in Section 2.8 hereof, as from time to time amended. -------

          (b) ** 1 ^"Class" means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.13 hereof.

          (c) The term "Commission" has the meaning given it in the 1940 Act. The term "Interested Person" has the meaning given it in the 1940 Act, as modified by any applicable order or orders of the Commission. Except as otherwise defined by the Trustees in conjunction with the establishment of any series of Shares, the term "vote of a majority of the Shares outstanding and entitled to vote" shall have the same meaning as the term ^"vote of a majority of the outstanding voting securities" given it in the 1940 Act.

          (d) "Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
Section 17(f).

          (e) "Declaration" means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to "Declaration,^" "hereof,"

"herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.


          (f) "Distributor" means the party, other than the Trust, to the contract described in Section 3.1 ----------- hereof.

          (g) "His" shall include the feminine and neuter, as well as the masculine^ genders.

          (h) "Investment Adviser" means the party, other than the Trust, to the contract described in Section 3.2 hereof.

          (i) "Municipal Bonds" means obligations issued by or on behalf of states, territories of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or other issuers, the interest from which is exempt from regular Federal income tax.

          (j) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

          (k) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          (l) "Series" individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.11 hereof. Unless the context otherwise requires, the term ^"Series" shall include Classes into which shares of the Trust, or of a Series, may be divided from time to time.

          (m) "Shareholder" means a record owner of Outstanding Shares.

          (n) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established by the Trustees and includes fractions of Shares as well as whole Shares. ^"Outstanding Shares" means those ^ Shares shown as of a time and from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the Treasury of the Trust.

          (o) "Transfer Agent" means any one or more Persons other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

          (p) The "Trust" means the Scudder Investment Trust^

          (q) The "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

          (r) The "Trustees" means the person or persons who has or have signed this Declaration, so long as he or they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time ^ be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the

Trustees shall refer to such person or persons in this capacity or their capacities as trustees hereunder.

                  * 1 MOVED FROM HERE; TEXT NOT SHOWNARTICLE II

                                    TRUSTEES

          Section 2.1.   ^ General Powers.

         ^ The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

         The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

          Section 2.2.   Investments.

         The Trustees shall have the power:

          (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

          (b) To invest in, hold for investment, or reinvest in, securities, including shares of open-end investment companies; common and preferred stocks; warrants; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality.

          (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend, and to pledge any such securities and to enter into repurchase agreements and forward foreign currency exchange contracts, to purchase and sell futures contracts on securities, securities indices and foreign currencies, to purchase or sell options on such contracts, foreign currency contracts, and foreign currencies and to engage in all types of hedging and risk management transactions.

          (d) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets.

          (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash, and any interest therein.

          (f) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

          (g) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

          (h) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares.

          (i) To invest, through a transfer of cash, securities and other assets or otherwise, all or a portion of the Trust Property, or to sell all or a portion of the Trust Property and invest the proceeds of such sales, in another investment company that is registered under the 1940 Act.1

          (j) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

         The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

_____________________

1 Adoption of this Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

         The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

          Section 2.3.   Legal Title.

         Legal title to all the Trust Property, including the property of any Series of the Trust, shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is^ deemed appropriately protected. The right, title and interest of the Trustees in the Trust Property and the property of each Series of the Trust shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property or the property of any Series of the Trust, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

          Section 2.4.   Issuance and Repurchase of Shares.

         The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the particular series of the Trust with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

          Section 2.5.   Delegation; Committees.

         The Trustees shall have power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

          Section 2.6.   Collection and Payment.

         The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

          Section 2.7.   Expenses.

         The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

          Section 2.8.   Manner of Acting; By-laws.

         Except as otherwise provided herein or in the By-laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of the entire number of Trustees then in office. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

         Notwithstanding the foregoing provisions of this Section 2.8 and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

          Section 2.9.   Miscellaneous Powers.

         Subject to Section 5.11^ hereof,  the Trustees shall have the power to:
(a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the
Trustees may determine; (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including the Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

          Section 2.10.  Principal Transactions.

         Except in transactions not permitted by the 1940 Act or rules and regulations adopted by the Commission, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or ^ transfer agent or with any Interested Person ^ or such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, dealer, legal counsel, registrar, ^ transfer agent, dividend disbursing agent or ^ Custodian upon customary terms.

          Section 2.11.   Number of Trustees.

         The number of Trustees shall initially be one (1), and thereafter shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees^.

          Section 2.12.   ^ Election and Term.

         Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.14 hereof, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Such a meeting shall be held on a date fixed by the Trustees. Except in the event of resignation or removals pursuant to Section 2.13 hereof, each Trustee shall hold office until such time as less than a majority of the Trustees holding office have been elected by Shareholders, and thereafter until the holding of a Shareholders' meeting as required by the next following sentence. In such event the Trustees then in office will call a Shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

          Section 2.13.   Resignation and Removal.

         Any Trustee may resign his trust (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action^ of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Outstanding Shares. The ^ Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares^ and, in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property or property of any series of the Trust held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

          Section 2.14.   Vacancies.

         The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by a written instrument signed by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.14, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees in office shall be conclusive evidence of the existence of such vacancy.

          Section 2.15.   Delegation of Power to Other Trustees.

         Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.

          Section 2.16.   Shareholder Vote, etc. Not Required.

         Except to the extent specifically provided to the contrary in this Declaration, the Trustees may exercise each of the powers granted to them in this Declaration without the vote, approval or agreement of the Shareholders, unless such a vote, approval or agreement is required by the 1940 Act or applicable laws of the Commonwealth of Massachusetts.

                                   ARTICLE III

                                    CONTRACTS

          Section 3.1.   ^ Distribution Contract.

         ^ The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of the Shares at a price based on the net asset value of a Share, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws^, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

          Section 3.2.   Advisory or Management Contract.

         The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate advisory contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

         The Trustees may also employ, or authorize the Investment Adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the Investment Adviser and upon such terms and conditions as may be agreed upon between the Investment Adviser and such sub-advisers and approved by the Trustees. Any reference in this Declaration to the Investment Adviser shall be deemed to include such ^ sub-advisers unless the context otherwise requires.

          Section 3.3.   Affiliations of Trustees or Officers, Etc.

         The fact that:

                   (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for services as Custodian, Transfer Agent, accounting agent or disbursing agent or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

                   (ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for services as Custodian, Transfer Agent, accounting agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

          Section 3.4.   Compliance with 1940 Act.

         Any contract entered into pursuant to Sections 3.1 or 3.2 shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendment thereof or other applicable act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                   ARTICLE IV

                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                               TRUSTEES AND OTHERS

          Section 4.1.   ^ No Personal Liability of Shareholders, Trustees, Etc.

         ^ No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a ^ part to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason ^ for his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

          Section 4.2.   Non-Liability of Trustees, Etc.

         No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Section 4.3.   Mandatory Indemnification.

          (a) ^ Subject to the exceptions and limitations contained in paragraph
(b) below:

                   (i) ^ every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                   (ii) the words "claim," ^"action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Trustee or officer:

                   (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                   (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                   (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
         (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                            (A) by the court or other body approving the settlement or other disposition; or

                            (B) based upon a review of readily  available  facts
                  (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

          (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                   (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                   (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or ^ proceeding.

          Section 4.4.   No Bond Required of Trustees.

         No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

          Section 4.5. No Duty of  Investigation;  Notice in Trust  Instruments,
                       Etc.

         No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned^ or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

          Section 4.6.   Reliance on Experts, Etc.

         Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                    ARTICLE V

                          SHARES OF BENEFICIAL INTEREST

          Section 5.1.   ^ Beneficial Interest.

         ^ The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.11 and Section 5.13 hereof, par value $.01 per share. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

          Section 5.2.   Rights of Shareholders.

         The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business ^ herein-before described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series of Shares.

          Section 5.3.   Trust Only.

         It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration ^ shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

          Section 5.4.   Issuance of Shares.

         The Trustees in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

          Section 5.5.   Register of Shares.

         A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

          Section 5.6.   Transfer of Shares.

         Except as otherwise provided by the Trustees, shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized ^, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

         Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

          Section 5.7.   Notices, Reports.

         Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust. A notice of a meeting, an annual report and any other communication to Shareholders need not be sent to a Shareholder
(i) if an annual report and a proxy statement for two consecutive shareholder meetings have been mailed to such Shareholder's address and have been returned as undeliverable, (ii) if all, and at least two, checks (if sent by first class mail) in payment of dividends on Shares during a twelve-month period have been mailed to such Shareholder's address and have been returned as undeliverable or
(iii) in any other case in which a proxy statement concerning a meeting of security holders is not required to be given pursuant to the Commission's proxy rules as from time to time in effect under the Securities Exchange Act of 1934. However, delivery of such proxy statements, annual reports and other communications shall resume if and when such Shareholder delivers or causes to be delivered to the Trust written notice setting forth such Shareholder's then current address.

          Section 5.8.   Treasury Shares.

         Shares held in the treasury shall, until reissued pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

          Section 5.9.   Voting Powers.

         The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to any ^ amendment of this Declaration to the extent and as provided in Section 8.3; ^(iv) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or ^ any Series or Class thereof or the Shareholders (provided, however, that a Shareholder of a particular Series or Class shall not be entitled to bring a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); and (v) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or^ no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The ^ By-laws may include further provisions ^ for ^ Shareholders' votes and meetings and related matters.

          Section 5.10.   Meetings of Shareholders.

         Meetings of Shareholders may be called at any time by the President, and shall be called by the President and Secretary at the request in writing or by resolution, of a majority of Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Shares then issued and outstanding of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting.

          Section 5.11.   Series Designation.

         The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series as to investment objective, purchase price, allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Series shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all ^ Series as the context may require.

          (a) ^ All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

          (b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series reacquired by the Trust at their discretion from time to time.^

          (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the ^ Shareholders of all Series for all purposes.

          (d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and with all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other ^ Series.

          (e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series, except as provided in Section
5.13 hereof. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such ^ Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series, except as provided in Section 5.13 hereof. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

          (f) The establishment and designation of any ^ Series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such instrument. The Trustees may by an instrument executed by a majority of their number abolish any Series and the establishment and designation thereof. Except as otherwise provided in this Article V, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, of each class and Series of Shares. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

          Section 5.12.   Assent to Declaration of Trust.

         Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

          Section 5.13.   Class Designation.

         The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except ^ that there may be variations between different ^ Classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Classes as the context may require.

If the Trustees shall divide the Shares of the Trust or any Series into two or more Classes, the following provisions shall be applicable:

          (a) All provisions herein relating to the Trust, or any Series of the Trust, shall apply equally to each Class of Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

          (b) The number of Shares of each Class that may be issued shall be unlimited. The Trustees may classify or reclassify any ^ Shares or any Series of any Shares into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Class), reissue for such consideration and on such terms as they may determine, or ^ cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.

          (c) Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different ^ classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

          (d) The establishment and designation of any Class of Shares shall be effective upon the execution ^ by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Class, or as otherwise provided ^ in such instrument. The Trustees may, by an instrument executed by a majority of their number, abolish any Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                                   ARTICLE VI

                       REDEMPTION AND REPURCHASE OF SHARES

          Section 6.1.   ^ Redemption of Shares.

         ^ All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares may be resold by the Trust.

         The Trust shall redeem the Shares upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective registration statement under the Securities Act of 1933. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust's then effective registration statement under the Securities Act of 1933.

          Section 6.2.   Price.

         Shares shall be redeemed at their net asset value, which may be reduced by any redemption fee authorized by the Trustees, determined as set forth in
Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application.

          Section 6.3.   Payment.

         Payment for such Shares shall be made in cash or in property out of the assets of the relevant ^ Series of the Trust to the Shareholder of record at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective registration statement under the Securities Act of 1933, subject to the provisions of Section 6.4 hereof.
          Section 6.4.   Effect of Suspension of Determination of
                         Net Asset Value.

         If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

          Section 6.5.   Repurchase by Agreement.

         The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per ^ Share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

          Section 6.6.   Redemption of Shareholder's Interest.

         The Trust shall have the right at any time without prior notice to the ^ Shareholder to redeem Shares of any ^ Shareholder for their then current net asset value per ^ Share if

          (a) at such time the ^ Shareholder owns Shares having an aggregate net asset value of less than an amount set from time to time by the Trustees subject to such terms and conditions as the Trustees may approve, and subject to the Trust's giving general notice to all ^ Shareholders of its intention to avail itself of such right, either by publication in the Trust's registration statement, if any, or by such other means as the Trustees may determine, or^

          (b) ^ The Trustees believe that it is in the best interest of the Trust to do so because of prior involvement by the Shareholder in fraudulent acts relating to securities transactions.

          Section 6.7. Redemption of Shares in Order to Qualify as Regulated Investment Company; Disclosure of Holding.

         If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify any Series of the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and
(ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

         The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

          Section 6.8. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula.

         The Trust may also reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

          Section 6.9.   Suspension of Right of Redemption.

         The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

                                   ARTICLE VII

                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

          Section 7.1.   ^ Net Asset Value.

         ^ The value of the assets of the Trust or any Series of the Trust shall be determined by appraisal of the securities of the Trust or allocated to such Series, such appraisal to be on the basis of ^ such method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities attributable to the Trust or such Series or Class thereof which shall be deemed appropriate. The net asset value of a Share shall be determined by ^ dividing the net asset value of the Class, or, if no Class has been established, of the Series, or, if no Series has been established, of the Trust, by the number of Shares of that Class, or Series, or of the Trust, as applicable, outstanding. The net asset value of Shares of the Trust or any Class or Series of the Trust shall be determined pursuant to the procedure and methods prescribed or approved by the Trustees in their discretion and as set forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the ^ 1940 Act, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of ^ net asset value to the extent permitted by the 1940 Act.

          Section 7.2.   ^ Distributions to Shareholders.

         The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or a Series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or such Series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of the Trust or such Series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the ^ registration statement under the Securities Act of 1933. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or the Series or to meet obligations of the Trust or the Series, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. The above provisions may be modified to the extent required by a plan adopted by the Trustees to establish Classes of Shares of the Trust or of a Series.

         Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or the Series to avoid or reduce liability for taxes.

          Section 7.3. Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares.

         Subject to Section 5.11 and Section 5.13 hereof, the net income of the Trust or any Series shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or a Series, including the advisory or management fee, shall be accrued each day. Such net income may be determined by or under the direction of the Trustees as of the close of trading on the New York Stock Exchange on each day on which such Exchange is open or as of such other time or times as the Trustees shall determine, and, except as provided herein, all the net income of the Trust or any Series, as so determined, may be declared as a dividend on the Outstanding Shares of the Trust or such Series. If, for any reason, the net income of the Trust or any Series, determined at any time is a negative amount, the Trustees shall have the power with respect to the Trust or such Series (i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of the Trust or such Series by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust or such Series an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust or such Series with respect to the Trust or such Series and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of the Trust or such Series on the day such negative net income is experienced, until such asset account is reduced to zero; or (iv) to combine the methods described in clauses (i) and (ii) and (iii) of this sentence, in order to cause the net asset value per Share of the Trust or such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power to fail to declare a dividend out of net income for the purpose of causing the net asset value per Share to be increased to a constant amount. The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend the practice of maintaining the net asset value per Share of the Trust or a Series at a constant amount.

          Section 7.4.   Allocation Between Principal and Income.

         The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal ^ amount, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

          Section 7.5.   Power to Modify Foregoing Procedures.

         Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable.

                                  ARTICLE VIII

                         DURATION; TERMINATION OF TRUST;
                            AMENDMENT; MERGERS, ETC.

          Section 8.1.   ^ Duration.

         ^ The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

          Section 8.2.   Termination of Trust.^

          (a) The Trust or any Series of the Trust may be terminated by an instrument in writing signed by a majority of the Trustees, or by the affirmative vote of the holders of a majority of the Shares of the Trust or Series outstanding and entitled to vote^ at any meeting of Shareholders. Upon the termination of the Trust or any Series,

                   (i) ^ the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

                   (ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

                   (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, among the Shareholders of the Trust or Series according to their respective rights.

          (b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust ^ an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

          Section 8.3.   Amendment Procedure.^

          (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code (including those provisions of such Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on Municipal Bonds), but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder.

          (b) ^ No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or Series by reducing the amount payable thereon upon liquidation of the Trust or Series or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or Series outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

          (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

         Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

          Section 8.4.   Merger, Consolidation and Sale of Assets.

         The Trust or any Series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series, including its good will, upon such terms and conditions and for such consideration when and as authorized ^ by an instrument in writing signed by a majority of the Trustees.2

_____________________

2 Adoption of this amended and restated Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

          Section 8.5.   ^ Incorporation.

         When authorized by an instrument in writing signed by a majority of the Trustees,3 the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the property of any Series or to carry on any business in which the Trust or the Series shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the property of any Series to any such corporation, trust, association or organization in exchange for the Shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or the Series holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any Series or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

                                   ARTICLE IX

                             REPORTS TO SHAREHOLDERS

 ^
         The Trustees shall at least semi-annually submit to the Shareholders a written financial report, which may be included in the Trust's prospectus or statement of additional information, of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                    ARTICLE X

                                  MISCELLANEOUS

          Section 10.1.   ^ Filing.

         ^ This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Unless the amendment is embodied in an instrument signed by a majority of the Trustees, each amendment filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated

_____________________

3 Adoption of this amended and restated Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration.

          Section 10.2.   Governing Law.

         This Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the internal laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said State without regard to the choice of law rules thereof.

          Section 10.3.   Counterparts.

         This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

          Section 10.4.   Reliance by Third Parties.

         Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

          Section 10.5.   Provisions in Conflict with Law or Regulations.

         The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

         If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this ^_______ day of _______________, 1997.


                                       ^------------------------------------
                                       as Trustee and not Individually


                                       ^------------------------------------
                                       as Trustee and not Individually


                                       ------------------------------------
                                       as Trustee and not Individually


                                       ------------------------------------
                                       as Trustee and not Individually


                                       ------------------------------------
                                       as Trustee and not Individually

                        THE COMMONWEALTH OF MASSACHUSETTS

County of Suffolk                                   ^_____________   ____, 1997

         Then personally appeared the above-named ^___________________ who acknowledged the foregoing instrument to be ^ his/her free act and deed.

                                         Before me,



                                         ------------------------------
                                         Notary Public

My commission expires: __________

                             SCUDDER PORTFOLIO TRUST
                    AMENDED AND RESTATED DECLARATION OF TRUST
                        DATED ___________________, 1997 ^


















Unless otherwise indicated, with respect to particular provisions, the adoption of the Amended and Restated Declaration of Trust requires an affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the Investment Company Act of 1940, as amended.

                                TABLE OF CONTENTS

                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                             SCUDDER PORTFOLIO TRUST
                            DATED ^____________, 1997


         AMENDED AND RESTATED DECLARATION OF TRUST made ^__________ ____, 1997, by the undersigned Trustees;

         WHEREAS, pursuant to a Declaration of Trust dated September 20, 1984, as amended and restated, the Trustees^ established a Massachusetts business trust for the investment and reinvestment of funds contributed thereto, the beneficial interest in which is divided into transferable shares;^

         WHEREAS, the Trustees desire to amend and restate said Declaration of Trust in its entirety;

         NOW, THEREFORE, the Trustees restate the Declaration of Trust as follows:

                                    ARTICLE I

                              NAME AND DEFINITIONS

          Section 1.1.   ^ Name.

         The  name of the ^  Trust  created  hereby  is the  "Scudder  Portfolio
Trust".

          Section 1.2.   Definitions.

         Wherever they are used herein, the following terms have the following respective meanings:

          (a) "By-laws" means the By-laws referred to in Section 2.8 hereof, as from time to time amended. -------

          (b) ** 1 ^"Class" means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.13 hereof.

          (c) The term "Commission" has the meaning given it in the 1940 Act. The term "Interested Person" has the meaning given it in the 1940 Act, as modified by any applicable order or orders of ^ the Commission. Except as otherwise defined by the Trustees in conjunction with the establishment of any series of Shares, the term "vote of a majority of the Shares outstanding and entitled to vote" shall have the same meaning as the term "vote of a majority of the outstanding voting securities" given it in the 1940 Act.

          (d) ^"Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
Section 17(f).

          (e) "Declaration" means this Amended and Restated Declaration of Trust as further amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof,"

"herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

          (f) "Distributor" means the party, other than the Trust, to the contract described in Section 3.1 ----------- hereof.

          (g) "His" shall include the feminine and neuter, as well as the masculine^ genders.

          (h) "Investment Adviser" means the party, other than the Trust, to the contract described in Section 3.2 hereof.

          (i) "Municipal Bonds" means obligations issued by or on behalf of states, territories of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or other issuers, the interest from which is exempt from regular Federal income tax.

          (j) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

          (k) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          (l) "Series" individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.11 hereof. Unless the context otherwise requires, the term ^"Series" shall include Classes into which shares of the Trust, or of a Series, may be divided from time to time.

          (m) "Shareholder" means a record owner of Outstanding Shares.

          (n) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established by the Trustees and includes fractions of Shares as well as whole Shares. ^"Outstanding Shares" means those ^ Shares shown ^ as of a time and from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the Treasury of the Trust.

          (o) "Transfer Agent" means any one or more Persons other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

          (p)      The "Trust"^ means the Scudder Portfolio Trust.

          (q) The "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

          (r) The "Trustees" means the person or persons who has or have signed this Declaration, so long as he or they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the

Trustees shall refer to such person or persons in this capacity or their capacities as trustees hereunder.

                  * 1 MOVED FROM HERE; TEXT NOT SHOWNARTICLE II

                                    TRUSTEES

          Section 2.1.   ^ General Powers.

         The Trustees shall have exclusive and ^ absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although^ such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

         The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

          Section 2.2.   Investments.

         The Trustees shall have the power:

          (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

          (b) To invest in, hold for investment, or reinvest in, securities, including shares of open-end investment companies; common and preferred stocks; warrants; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality.

          (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend, and to pledge any such securities and to enter into repurchase agreements and forward foreign currency exchange contracts, to purchase and sell futures contracts on securities, securities indices and foreign currencies, to purchase or sell options on such contracts, foreign currency contracts, and foreign currencies and to engage in all types of hedging and risk management transactions.

          (d) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets.

          (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash, and any interest therein.

          (f) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

          (g) To aid by further investment any corporation, company,^ trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

          (h) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares.

          (i) To invest, through a transfer of cash, securities and other assets or otherwise, all or a portion of the Trust Property, or to sell all or a portion of the Trust Property and invest the proceeds of such sales, in another investment company that is registered under the 1940 Act.1

          (j) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

         The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

____________________

1 Adoption of this Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

         The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

          Section 2.3.   Legal Title.

         Legal title to all the Trust Property, including the property of any Series of the Trust, shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is deemed appropriately protected. The right, title and interest of the Trustees in the Trust Property and the property of each Series of the Trust shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property or the property of any Series of the Trust, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

          Section 2.4.   Issuance and Repurchase of Shares.

         The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the particular series of the Trust with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

          Section 2.5.   Delegation; Committees.

         The Trustees shall have power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

          Section 2.6.   Collection and Payment.

         The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

          Section 2.7.   Expenses.

         The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

          Section 2.8.   Manner of Acting; By-laws.

         Except as otherwise provided herein or in the By-laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of the entire number of Trustees then in office ^. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

         Notwithstanding the foregoing provisions of this Section 2.8 and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

          Section 2.9.   Miscellaneous Powers.

         Subject to Section 5.11^ hereof,  the Trustees shall have the power to:
(a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the
Trustees may determine; (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by ^ reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including the Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

          Section 2.10.   Principal Transactions.

         Except in transactions not permitted by the 1940 Act or rules and regulations adopted by the Commission, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or ^ transfer agent or with any Interested Person ^ or such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, dealer, legal counsel, registrar, transfer agent, dividend disbursing agent or ^ Custodian upon customary terms.

          Section 2.11.   Number of Trustees.

         The number of Trustees shall initially be one (1), and thereafter shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees^.

          Section 2.12.   Election and Term.

         Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.14 hereof, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Such a meeting shall be held on a date fixed by the Trustees. Except in the event of resignation or removals pursuant to Section 2.13 hereof, each Trustee shall hold office until such time as less than a majority of the Trustees holding office have been elected by Shareholders, and thereafter until the holding of a Shareholders' meeting as required by the next following sentence. In such event the Trustees then in office will call a Shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

          Section 2.13.   Resignation and Removal.

         Any Trustee may resign his trust (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares^ and, in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property or property of any series of the Trust held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

          Section 2.14.   Vacancies.

         The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by a written instrument signed by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.14, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees in office shall be conclusive evidence of the existence of such vacancy.

          Section 2.15.   Delegation of Power to Other Trustees.

         Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.

          Section 2.16.   Shareholder Vote, etc. Not Required.

         Except to the extent specifically provided to the contrary in this Declaration, the Trustees may exercise each of the powers granted to them in this Declaration without the vote, approval or agreement of the Shareholders, unless such a vote, approval or agreement is required by the 1940 Act or applicable laws of the Commonwealth of Massachusetts.

                                   ARTICLE III

                                    CONTRACTS

          Section 3.1.   ^ Distribution Contract.

         The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of the Shares at a price based on the net asset value of a Share, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

          Section 3.2.   Advisory or Management Contract.

         The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate advisory contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

         The Trustees may also employ, or authorize the Investment Adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the Investment Adviser and upon such terms and conditions as may be agreed upon between the Investment Adviser and such sub-advisers and approved by the Trustees. Any reference in this Declaration to the Investment Adviser shall be deemed to include such ^ sub-advisers unless the context otherwise requires.

          Section 3.3.   Affiliations of Trustees or Officers, Etc.

         The fact that:

                   (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for services as Custodian, Transfer Agent, accounting agent or disbursing agent or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

                   (ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for services as Custodian, Transfer Agent, accounting agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

          Section 3.4.   Compliance with 1940 Act.

         Any contract entered into pursuant to Sections 3.1 or 3.2 shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendment thereof or other applicable act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                   ARTICLE IV

                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                               TRUSTEES AND OTHERS

 ^
          Section 4.1.   No Personal Liability of Shareholders, Trustees, Etc.

         No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a ^ part to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason ^ for his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

          Section 4.2.   Non-Liability of Trustees, Etc.

         No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Section 4.3.   Mandatory Indemnification.

          (a) ^ Subject to the exceptions and limitations contained in paragraph
(b) below:

                   (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                   (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Trustee or officer:

                   (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                   (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                   (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
         (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                            (A) by the court or other body approving the settlement or other disposition; or

                            (B) based upon a review of readily  available  facts
                  (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

          (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                   (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                   (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

          Section 4.4.   No Bond Required of Trustees.

         No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

          Section 4.5.   No Duty of Investigation; Notice in Trust Instruments,
                         Etc.

         No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned^ or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every ^ other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

          Section 4.6.   Reliance on Experts, Etc.

         Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                    ARTICLE V

                          SHARES OF BENEFICIAL INTEREST

          Section 5.1.   ^ Beneficial Interest.

         The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.11 and Section 5.13 hereof, par value ^ $.01 per share. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

          Section 5.2.   Rights of Shareholders.

         The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business ^ herein-before described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series of Shares.

          Section 5.3.   Trust Only.

         It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration ^ shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

          Section 5.4.   Issuance of Shares.

         The Trustees in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

          Section 5.5.   Register of Shares.

         A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

          Section 5.6.   Transfer of Shares.

         Except as otherwise provided by the Trustees, shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized ^, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

         Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

          Section 5.7.   Notices, Reports.

         Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust. A notice of a meeting, an annual report and any other communication to Shareholders need not be sent to a Shareholder
(i) if an annual report and a proxy statement for two consecutive shareholder meetings have been mailed to such Shareholder's address and have been returned as undeliverable, (ii) if all, and at least two, checks (if sent by first class mail) in payment of dividends on Shares during a twelve-month period have been mailed to such Shareholder's address and have been returned as undeliverable or
(iii) in any other case in which a proxy statement concerning a meeting of security holders is not required to be given pursuant to the Commission's proxy rules as from time to time in effect under the Securities Exchange Act of 1934. However, delivery of such proxy statements, annual reports and other communications shall resume if and when such Shareholder delivers or causes to be delivered to the Trust written notice setting forth such Shareholder's then current address.

          Section 5.8.   Treasury Shares.

         Shares held in the treasury shall, until reissued pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

          Section 5.9.   Voting Powers.

         The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to any ^ amendment of this Declaration to the extent and as provided in Section 8.3; ^(iv) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or ^ any Series or Class thereof or the Shareholders (provided, however, that a Shareholder of a particular Series or Class shall not be entitled to bring a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); and (v)2 with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the

____________________

2 Adoption of this amended and restated Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or^ no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions ^ for Shareholders' votes and meetings and related matters.

          Section 5.10.   Meetings of Shareholders.

         Meetings of Shareholders may be called at any time by the President, and shall be called by the President and Secretary at the request in writing or by resolution, of a majority of Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Shares then issued and outstanding of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting.

          Section 5.11.   Series Designation.

         The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series as to investment objective, purchase price, allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Series shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all ^ Series as the context may require.

          (a) ^ All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

          (b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series reacquired by the Trust at their discretion from time to time.

          (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the ^ Shareholders of all Series for all purposes.

          (d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and with all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all ^ Series for all purposes. The Trustees shall have full discretion, to ^ the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other ^ Series.

          (e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series, except as provided in Section
5.13 hereof. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such ^ Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series, except as provided in Section 5.13 hereof. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

          (f) The establishment and designation of any Series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such instrument. The Trustees may by an instrument executed by a majority of their number abolish any Series and the establishment and designation thereof. Except as otherwise provided in this Article V, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, of each class and Series of Shares. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

          Section 5.12.   Assent to Declaration of Trust.

         Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

          Section 5.13.   Class Designation.

         The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different

Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except that there may be variations between different ^ Classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Classes as the context may require.

If the Trustees shall divide the Shares of the Trust or any Series into two or more Classes, the following provisions shall be applicable:

          (a) All provisions herein relating to the Trust, or any Series of the Trust, shall apply equally to each Class of Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

          (b) The number of Shares of each Class that may be issued shall be unlimited. The Trustees may classify or reclassify any ^ Shares or any Series of any Shares into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.

          (c) Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should ^ properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different ^ classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

          (d) The establishment and designation of any Class of Shares shall be effective upon the execution ^ by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Class, or as otherwise provided in such instrument. The Trustees may, by an instrument executed by a majority of their number, abolish any Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                                   ARTICLE VI

                       REDEMPTION AND REPURCHASE OF SHARES

          Section 6.1.   ^ Redemption of Shares.

         All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased Shares may be resold by the Trust.

         The Trust shall redeem the Shares upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective registration statement under the Securities Act of 1933. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust's then effective registration statement under the Securities Act of 1933.

          Section 6.2.   Price.

         Shares shall be redeemed at ^ their net asset value, which may be reduced by any redemption fee authorized by the Trustees, determined as set forth in Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application.

          Section 6.3.   Payment.

         Payment for such Shares shall be made in cash or in property out of the assets of the relevant ^ Series of the Trust to the Shareholder of record at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective registration statement under the Securities Act of 1933, subject to the provisions of Section 6.4 hereof.

          Section 6.4.   Effect of Suspension of Determination of Net Asset
                         Value.

         If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

          Section 6.5.   Repurchase by Agreement.

         The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per ^ Share determined as of the time when the purchase or contract of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the Shares prior to the time as of which such net asset value is determined.

          Section 6.6.   Redemption of Shareholder's Interest.

         The Trust shall have the right at any time without prior notice to the ^ Shareholder to redeem Shares of any ^ Shareholder for their then current net asset value per ^ Share if

          (a) at such time the ^ Shareholder owns Shares having an aggregate net asset value of less than an amount set from time to time by the Trustees subject to such terms and conditions as the Trustees may approve, and subject to the Trust's giving general notice to all ^ Shareholders of its intention to avail itself of such right, either by publication in the Trust's registration statement, ^ if any, or by such other means as the Trustees may determine, or

          (b) The Trustees believe that it is in the best interest of the Trust to do so because of prior involvement by the Shareholder in fraudulent acts relating to securities transactions.

          Section 6.7. Redemption of Shares in Order to Qualify as Regulated Investment Company; Disclosure of Holding.

         If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify any Series of the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and
(ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

         The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

          Section 6.8. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula.

         The Trust may also reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

          Section 6.9.   Suspension of Right of Redemption.

         The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net ^ asset value existing after the termination of the suspension.

                                   ARTICLE VII

                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS


          Section 7.1.   Net Asset ^ Value.

         The value of the assets of the Trust or any Series of the Trust shall be determined by appraisal of the securities of the Trust or allocated to such Series, such appraisal to be on the basis of ^ such method as shall be deemed to reflect the fair value thereof, determined in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities attributable to the Trust or such Series or Class thereof which shall be deemed appropriate. The net asset value of a Share shall be determined by dividing the net asset value of the Class, or, ^ if no Class has been established, of the Series, or, ^ if no Series has been established, of the Trust, by the number of Shares of that Class, or Series, or of the Trust, as applicable, outstanding. The net asset value of Shares of the Trust or any Class or Series of the Trust shall be determined pursuant to the procedure and methods prescribed or approved by the Trustees in their discretion and as set forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the ^ 1940 Act, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

          Section 7.2.   Distributions to Shareholders.

         The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or a Series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or such Series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of the Trust or such Series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the registration statement under the Securities Act of 1933. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or the Series or to meet obligations of the Trust or the Series, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. The above provisions may be modified to the extent required by a plan adopted by the Trustees to establish Classes of Shares of the Trust or of a Series.

         Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or the Series to avoid or reduce liability for taxes.

          Section 7.3. Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares.

         Subject to Section 5.11 and Section 5.13 hereof, the net income of the Trust or any Series shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or a Series, including the advisory or management fee, shall be accrued each day. Such net income may be determined by or under the direction of the Trustees as of the close of trading on the New York Stock Exchange on each day on which such Exchange is open or as of such other time or times as the Trustees shall determine, and, except as provided herein, all the net income of the Trust or any Series, as so determined, may be declared as a dividend on the Outstanding Shares of the Trust or such Series. If, for any reason, the net income of the Trust or any Series, determined at any time is a negative amount, the Trustees shall have the power with respect to the Trust or such Series (i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of the Trust or such Series by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust or such Series an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust or such Series with respect to the Trust or such Series and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of the Trust or such Series on the day such negative net income is experienced, until such asset account is reduced to zero; or (iv) to combine the methods described in clauses (i) and (ii) and (iii) of this sentence, in order to cause the net asset value per Share of the Trust or such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power to fail to declare a dividend out of net income for the purpose of causing the net asset value per Share to be increased to a constant amount. The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend the practice of maintaining the net asset value per Share of the Trust or a Series at a constant amount.

          Section 7.4.   Allocation Between Principal and Income.

         The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal ^ amount, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

          Section 7.5.   Power to Modify Foregoing Procedures.

         Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable.

                                  ARTICLE VIII

                         DURATION; TERMINATION OF TRUST;
                            AMENDMENT; MERGERS, ETC.

 ^
          Section 8.1.   Duration.

         The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

          Section 8.2.   Termination of Trust.

          (a) ^ The Trust or any Series of the Trust may be terminated by an instrument in writing signed by a majority of the Trustees, or by the affirmative vote of the holders of a majority of the Shares of the Trust or Series outstanding and entitled to vote^ at any meeting of Shareholders. Upon the termination of the Trust or any Series,

                   (i) the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

                   (ii) the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

                   (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, among the Shareholders of the Trust or Series according to their respective rights.

          (b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

          Section 8.3.   Amendment Procedure.

          (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code (including those provisions of such Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on Municipal Bonds), but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder.

          (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or Series by reducing the amount payable thereon upon liquidation of the Trust or Series or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or Series outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

          (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

         Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

          Section 8.4.   Merger, Consolidation and Sale of Assets.

         The Trust or any Series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series, including its good will, upon such terms and conditions and for such consideration when and as authorized ^ by an instrument in writing signed by a majority of the Trustees.3

____________________

3 Adoption of this amended and restated Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

          Section 8.5.   ^ Incorporation.

         ^ When authorized by an instrument in writing signed by a majority of the Trustees,4 the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the property of any Series or to carry on any business in which the Trust or the Series shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the property of any Series to any such corporation, trust, association or ^ organization in exchange for the Shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or the Series holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any Series or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

                                   ARTICLE IX

                             REPORTS TO SHAREHOLDERS

         Section 9. ^ The Trustees shall at least semi-annually submit to the Shareholders a written financial report, which may be included in the Trust's prospectus or statement of additional information, of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                    ARTICLE X

                                  MISCELLANEOUS

          Section 10.1.   ^ Filing.

         This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Unless the amendment is embodied in an instrument signed by a majority of the Trustees, each amendment filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may

____________________

4 Adoption of this amended and restated Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration.

          Section 10.2.   Governing Law.

         This Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the internal laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said State without regard to the choice of law rules thereof.

          Section 10.3.   Counterparts.

         This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

          Section 10.4.   Reliance by Third Parties.

         Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

          Section 10.5.   Provisions in Conflict with Law or Regulations.

         The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

         If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this ^_______ day of _______________, 1997.

                                        ^------------------------------------
                                        as Trustee and not Individually

                                        ------------------------------------
                                        as Trustee and not Individually

                                        ------------------------------------
                                        as Trustee and not Individually

                                        ------------------------------------
                                        as Trustee and not Individually

                                        ------------------------------------
                                        as Trustee and not Individually

                        THE COMMONWEALTH OF MASSACHUSETTS

County of Suffolk                                    ^_____________   ____, 1997

         Then personally appeared the above-named ^___________________ who acknowledged the foregoing instrument to be ^ his/her free act and deed.

                                         Before me,



                                         ------------------------------
                                         Notary Public

My commission expires: ^__________

                        SCUDDER U.S. TREASURY MONEY FUND
                    AMENDED AND RESTATED DECLARATION OF TRUST
                        DATED ___________________, 1997 ^






















Unless otherwise indicated, with respect to particular provisions, the adoption of the Amended and Restated Declaration of Trust requires an affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the Investment Company Act of 1940, as amended.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


ARTICLE I.....................................................................1^

         Section 1.1. Name....................................................1
         Section 1.2. Definitions.............................................1

ARTICLE II....................................................................3^

         Section 2.1. General Powers..........................................3^
         Section 2.2. Investments.............................................3
         Section 2.3. Legal Title.............................................5
         Section 2.4. Issuance and Repurchase of Shares.......................5
         Section 2.5. Delegation; Committees..................................5
         Section 2.6. Collection and Payment..................................5
         Section 2.7. Expenses................................................6
         Section 2.8. Manner of Acting; By-laws...............................6
         Section 2.9. Miscellaneous Powers....................................6
         Section 2.10. Principal Transactions.................................7^
         Section 2.11. Number of Trustees.....................................7
         Section 2.12. Election and Term......................................7
         Section 2.13. Resignation and Removal................................7
         Section 2.14. Vacancies..............................................8^
         Section 2.15. Delegation of Power to Other Trustees..................8
         Section 2.16. Shareholder Vote, etc..................................8

ARTICLE III...................................................................8^

         Section 3.1. Distribution Contract...................................8
         Section 3.2. Advisory or Management Contract.........................9
         Section 3.3. Affiliations of Trustees or Officers, Etc...............9
         Section 3.4. Compliance with 1940 Act................................9

ARTICLE IV...................................................................10

         Section 4.1. No Personal Liability of Shareholders, Trustees,
                        Etc......................................10^
         Section 4.2. Non-Liability of Trustees, Etc.........................10
         Section 4.3. Mandatory Indemnification..............................10
         Section 4.4. No Bond Required of Trustees...........................12
         Section 4.5. No Duty of Investigation; Notice in Trust
                        Instruments, Etc.....................................12
         Section 4.6. Reliance on Experts, Etc...............................12^

ARTICLE V....................................................................13^

         Section 5.1. Beneficial Interest....................................13
         Section 5.2. Rights of Shareholders.................................13^
         Section 5.3. Trust Only.............................................13
         Section 5.4. Issuance of Shares.^...................................13
         Section 5.5. Register of Shares.....................................14
         Section 5.6. Transfer of Shares.^...................................14
         Section 5.7. Notices, Reports.......................................14

         Section 5.8. Treasury Shares........................................15
         Section 5.9. Voting Powers..........................................15
         Section 5.10. Meetings of Shareholders..............................15
         Section 5.11. Series Designation....................................15
         Section 5.12. Assent to Declaration of Trust........................17
         ^ Section 5.13. Class Designation...................................17

^ ARTICLE VI.................................................................18

         Section 6.1. Redemption of Shares...................................18
         Section 6.2. Price.  18
         Section 6.3. Payment................................................18^
         Section 6.4. Effect of Suspension of Determination of
                        Net Asset Value......................................18^
         Section 6.5. Repurchase by Agreement................................19
         Section 6.6. Redemption of Shareholder's Interest...................19^
         Section 6.7. Redemption of Shares in Order to Qualify as
                        Regulated Investment Company; Disclosure of
                        Holding..............................................19^
         Section 6.8. Reductions in Number of Outstanding Shares
                        Pursuant to Net Asset Value Formula..................20
         Section 6.9. Suspension of Right of Redemption......................20

ARTICLE VII..................................................................20^

         Section 7.1. Net Asset Value........................................20
         Section 7.2. Distributions to Shareholders..........................21
         Section 7.3. Determination of Net Income; Constant Net Asset
                        Value; Reduction of Outstanding Shares...............21
         Section 7.4. Allocation Between Principal and Income................22
         Section 7.5. Power to Modify Foregoing Procedures...................22

ARTICLE VIII.................................................................22^

         Section 8.1. Duration...............................................22
         Section 8.2. Termination of Trust...................................23
         Section 8.3. Amendment Procedure....................................23
         Section 8.4. Merger, Consolidation and Sale of Assets...............24
         Section 8.5. Incorporation..........................................24

ARTICLE IX...................................................................25^


ARTICLE X....................................................................25^

         Section 10.1. Filing................................................25
         Section 10.2. Governing Law.........................................25
         Section 10.3. Counterparts..........................................25
         Section 10.4. Reliance by Third Parties.............................25
         Section 10.5. Provisions in Conflict with Law or Regulations........26

                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                       ^ SCUDDER U.S. TREASURY MONEY FUND
                           ^ DATED ____________, 1997


         AMENDED AND RESTATED DECLARATION OF TRUST made ^__________ ____, 1997, by the undersigned Trustees;

         WHEREAS, pursuant to a Declaration of Trust dated April 4, 1980, as amended and restated, the Trustees^ established a Massachusetts business trust for the investment and reinvestment of funds contributed thereto, the beneficial interest in which is divided into transferable shares;^

         WHEREAS, the Trustees desire to amend and restate said Declaration of Trust in its entirety;

         NOW, THEREFORE, the Trustees restate the Declaration of Trust as follows:

                                   ^ ARTICLE I

                              NAME AND DEFINITIONS

          Section 1.1.   Name.

         The name of the ^ Trust created hereby is the "Scudder U.S. Treasury Money Fund".

          Section 1.2.   Definitions.

         Wherever they are used herein, the following terms have the following respective meanings:

          (a) ^"By-laws" means the By-laws referred to in Section 2.8 hereof, as from time to time amended.

          (b) ** 1 ^"Class" means the two or more Classes as may be established and designated from time to time by the Trustees pursuant to Section 5.13 hereof.

          (c) The term ^"Commission" has the ^ meaning given it in the 1940 Act. The term ^"Interested Person" has the meaning given it in the 1940 Act, as modified by any applicable order or orders of the Commission. Except as otherwise defined by the Trustees in conjunction with the establishment of any series of Shares, the term ^"vote of a majority of the Shares outstanding and entitled to ^ vote" shall have the same meaning as the term ^"vote of a majority of the outstanding voting securities" given it in the 1940 Act.

          (d) ^"Custodian" means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
Section 17(f).

          (e)  ^"Declaration"  means this  Amended and Restated  Declaration  of
Trust as further amended from time to time. Reference in this Declaration of Trust to ^"Declaration,"

"hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

          (f) ^"Distributor" means the party, other than the Trust, to the contract described in Section 3.1 hereof.

          (g) ^"His" shall include the feminine and neuter, as well as the masculine^ genders.

          (h) ^"Investment Adviser" means the party, other than the Trust, to the contract described in Section 3.2 hereof.

          (i) ^"Municipal Bonds" means obligations issued by or on behalf of states, territories of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or other issuers, the interest from which is exempt from regular Federal income tax.

          (j) The ^"1940 Act" means the Investment Company Act of 1940, as amended from time to time.

          (k) ^"Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          (l) ^"Series" individually or collectively means the two or more Series as may be established and designated from time to time by the Trustees pursuant to Section 5.11 hereof. Unless the context otherwise requires, the term ^"Series" shall include Classes into which shares of the Trust, or of a Series, may be divided from time to time.

          (m) ^"Shareholder" means a record owner of Outstanding Shares.

          (n) ^"Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established by the Trustees and includes fractions of Shares as well as whole Shares. ^"Outstanding Shares" means those ^ Shares shown as of a time and from time to time on the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the Treasury of the Trust.

          (o) ^"Transfer Agent" means any one or more Persons other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

          (p)      The ^"Trust" means the Scudder ^ U.S. Treasury Money Fund.

          (q) ^ The "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

          (r) The ^"Trustees" means the person or persons who has or have signed this Declaration, so long as he or they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the

Trustees shall refer to such person or persons in this capacity or their capacities as trustees hereunder.

                  * 1 MOVED FROM HERE; TEXT NOT SHOWNARTICLE II

                                    TRUSTEES

          Section 2.1.   ^ General Powers.

         ^ The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

         The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

          Section 2.2.   Investments.

         The Trustees shall have the power:

          (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

          (b) To invest in, hold for investment, or reinvest in, securities, including shares of open-end investment companies; common and preferred stocks; warrants; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality.

          (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend, and to pledge any such securities and to enter into repurchase agreements and forward foreign currency exchange contracts, to purchase and sell futures contracts on securities, securities indices and foreign currencies, to purchase or sell options on such contracts, foreign currency contracts, and foreign currencies and to engage in all types of hedging and risk management transactions.

          (d) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements, futures contracts and options and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets.

          (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash, and any interest therein.

          (f) To borrow money and in this connection issue notes or other ^ evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

          (g) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest, and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

          (h) To enter into a plan of distribution and any related agreements whereby the Trust may finance directly or indirectly any activity which is primarily intended to result in the sale of Shares.

          (i) To invest, through a transfer of cash, securities and other assets or otherwise, all or a portion of the Trust Property, or to sell all or a portion of the Trust Property and invest the proceeds of such sales, in another investment company that is registered under the 1940 Act.1

          (j) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

         The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

_______________________

1 Adoption of this Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

         The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

          Section 2.3.   Legal Title.

         Legal title to all the Trust Property, including the property of any Series of the Trust, shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is deemed appropriately protected. The right, title and interest of the Trustees in the Trust Property and the property of each Series of the Trust shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office, resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in any of the Trust Property or the property of any Series of the Trust, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

          Section 2.4.   Issuance and Repurchase of Shares.

         The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VI and VII and Section 5.11 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the particular series of the Trust with respect to which such Shares are issued, whether capital or surplus or otherwise, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations.

          Section 2.5.   Delegation; Committees.

         The Trustees shall have power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the same extent as such delegation is permitted by the 1940 Act.

          Section 2.6.   Collection and Payment.

         The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

          Section 2.7.   Expenses.

         The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.

          Section 2.8.   Manner of Acting; By-laws.

         Except as otherwise provided herein or in the By-laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of the entire number of Trustees then in office. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-laws to the extent such power is not reserved to the Shareholders.

         Notwithstanding the foregoing provisions of this Section 2.8 and in addition to such provisions or any other provision of this Declaration or of the By-laws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body.

          Section 2.9.   Miscellaneous Powers.

         Subject to Section 5.11^ hereof,  the Trustees shall have the power to:
(a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) remove Trustees or fill vacancies in or add to their number, elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, and appoint from their own number, and terminate, any one or more committees which may exercise some or all of the power and authority of the Trustees as the
Trustees may determine; (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (e) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including the Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and (i) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

          Section 2.10.  Principal Transactions.

         Except in transactions not permitted by the 1940 Act or rules and regulations adopted by the Commission, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor or ^ transfer agent or with any Interested Person ^ or such Person; and the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, dealer, legal counsel, registrar, ^ transfer agent, dividend disbursing agent or ^ Custodian upon customary terms.

          Section 2.11.   Number of Trustees.

         The number of Trustees shall initially be one (1), and thereafter shall be such number as shall be fixed from time to time by a written instrument signed by a majority of the Trustees^.

          Section 2.12.   ^ Election and Term.

         Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.14 hereof, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Such a meeting shall be held on a date fixed by the Trustees. Except in the event of resignation or removals pursuant to Section 2.13 hereof, each Trustee shall hold office until such time as less than a majority of the Trustees holding office have been elected by Shareholders, and thereafter until the holding of a Shareholders' meeting as required by the next following sentence. In such event the Trustees then in office will call a Shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

          Section 2.13.   Resignation and Removal.

         Any Trustee may resign his trust (without the need for any prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the Outstanding Shares^ and, in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property or property of any series of the Trust held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

          Section 2.14.   Vacancies.

         The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. No such vacancy shall operate to annul the Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the number of Trustees, subject to the provisions of Section 16(a) of the 1940 Act, the remaining Trustees shall fill such vacancy by the appointment of such other person as they in their discretion shall see fit, made by a written instrument signed by a majority of the Trustees then in office. Any such appointment shall not become effective, however, until the person named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made in anticipation of a vacancy to occur at a later date by reason of retirement, resignation or increase in the number of Trustees, provided that such appointment shall not become effective prior to such retirement, resignation or increase in the number of Trustees. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Section 2.14, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration. A written instrument certifying the existence of such vacancy signed by a majority of the Trustees in office shall be conclusive evidence of the existence of such vacancy.

          Section 2.15.   Delegation of Power to Other Trustees.

         Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (6) months at any one time to any other Trustee or Trustees; provided that in no case shall less than two (2) Trustees personally exercise the powers granted to the Trustees under this Declaration except as herein otherwise expressly provided.

          Section 2.16.   Shareholder Vote, etc. Not Required.

         Except to the extent specifically provided to the contrary in this Declaration, the Trustees may exercise each of the powers granted to them in this Declaration without the vote, approval or agreement of the Shareholders, unless such a vote, approval or agreement is required by the 1940 Act or applicable laws of the Commonwealth of Massachusetts.

                                   ARTICLE III

                                    CONTRACTS

          Section 3.1.   Distribution Contract.

         The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of the Shares at a price based on the net asset value of a Share, whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

          Section 3.2.   Advisory or Management Contract.

         The Trustees may in their discretion from time to time enter into an investment advisory or management contract or separate advisory contracts with respect to one or more Series whereby the other party to such contract shall undertake to furnish to the Trust such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine, including the grant of authority to such other party to determine what securities shall be purchased or sold by the Trust and what portion of its assets shall be uninvested, which authority shall include the power to make changes in the investments of the Trust or any Series.

         The Trustees may also employ, or authorize the Investment Adviser to employ, one or more sub-advisers from time to time to perform such of the acts and services of the Investment Adviser and upon such terms and conditions as may be agreed upon between the Investment Adviser and such sub-advisers and approved by the Trustees. Any reference in this Declaration to the Investment Adviser shall be deemed to include such sub-advisers unless the context otherwise requires.

          Section 3.3.   Affiliations of Trustees or Officers, Etc.

         The fact that:

                   (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in Sections 3.1 or 3.2 above or for services as Custodian, Transfer Agent, accounting agent or disbursing agent or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

                   (ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 3.1 or 3.2 above or for services as Custodian, Transfer Agent, accounting agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

          Section 3.4.   Compliance with 1940 Act.

         Any contract entered into pursuant to Sections 3.1 or 3.2 shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendment thereof or other applicable act of Congress hereafter enacted), as modified by any applicable order or orders of the Commission, with respect to its continuance in effect, its termination and the method of authorization and approval of such contract or renewal thereof.

                                   ARTICLE IV

                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                               TRUSTEES AND OTHERS

          Section 4.1.   No Personal Liability of Shareholders, Trustees, Etc.

         No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a ^ part to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason ^ for his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

          Section 4.2.   Non-Liability of Trustees, Etc.

         No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Section 4.3.   Mandatory Indemnification.

          (a) Subject to the exceptions and  limitations  contained in paragraph
(b) below:

                   (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                   (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Trustee or officer:

                   (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                   (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                   (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
         (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                            (A) ^ by the court or other body approving the
                  settlement or other disposition; or

                            (B) ^ based upon a review of readily available facts
                  (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

          (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                   (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                   (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  As used in this Section 4.3, a ^"Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

          Section 4.4.   No Bond Required of Trustees.

         No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

          Section 4.5. No Duty of Investigation; Notice in Trust Instruments^, Etc.

         No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned^ or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the trust estate, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

          Section 4.6.   Reliance on Experts, Etc.

         Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                    ARTICLE V

                          SHARES OF BENEFICIAL INTEREST

          Section 5.1.   Beneficial Interest.

         The interest of the beneficiaries hereunder shall be divided into transferable Shares of beneficial interest, all of one class, except as provided in Section 5.11 and Section 5.13 hereof, par value $.01 per share. The number of Shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

          Section 5.2.   Rights of Shareholders.

         The ownership of the Trust Property and the property of each Series of the Trust of every description and the right to conduct any business herein-before described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Series of Shares.

          Section 5.3.   Trust Only.

         It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration ^ shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

          Section 5.4.   Issuance of Shares.

         The Trustees in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

          Section 5.5.   Register of Shares.

         A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. ^ It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use.

          Section 5.6.   Transfer of Shares.

         Except as otherwise provided by the Trustees, shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized ^, upon delivery to the Trustees or the Transfer Agent of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

         Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

          Section 5.7.   Notices, Reports.

         Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust. A notice of a meeting, an annual report and any other communication to Shareholders need not be sent to a Shareholder
(i) if an annual report and a proxy statement for two consecutive shareholder meetings have been mailed to such Shareholder's address and have been returned as undeliverable, (ii) if all, and at least two, checks (if sent by first class mail) in payment of dividends on Shares during a twelve-month period have been mailed to such Shareholder's address and have been returned as undeliverable or
(iii) in any other case in which a proxy statement concerning a meeting of security holders is not required to be given pursuant to the Commission's proxy ^ rules as from time to time in effect under the Securities Exchange Act of 1934. However, delivery of such proxy statements, annual reports and other communications shall resume if and when such Shareholder delivers or causes to be delivered to the Trust written notice setting forth such Shareholder's then current address.

          Section 5.8.   Treasury Shares.

         Shares held in the treasury shall, until reissued pursuant to Section 5.4, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

          Section 5.9.   Voting Powers.

         The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to any ^ amendment of this Declaration to the extent and as provided in Section 8.3; ^(iv) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or ^ any Series or Class thereof or the Shareholders (provided, however, that a Shareholder of a particular Series or Class shall not be entitled to bring a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); and (v)2 with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the

_______________________

2 Adoption of this amended and restated Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or^ no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for ^ Shareholders' votes and meetings and related matters.

          Section 5.10.   Meetings of Shareholders.

         Meetings of Shareholders may be called at any time by the President, and shall be called by the President and Secretary at the request in writing or by resolution, of a majority of Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of Shares then issued and outstanding of the Trust entitled to vote at such meeting. Any such request shall state the purpose of the proposed meeting.

          Section 5.11.   Series Designation.

         The Trustees, in their discretion, may authorize the division of Shares into two or more Series, and the different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series as to investment objective, purchase price, allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Series shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all ^ Series as the context may require.

          (a) ^ All provisions herein relating to the Trust shall apply equally to each Series of the Trust except as the context requires otherwise.

          (b) The number of authorized Shares and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any Series into one or more Series that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series reacquired by the Trust at their discretion from time to time.

          (c) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the ^ Shareholders of all Series for all purposes.

          (d) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and with all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The assets of a particular Series of the Trust shall, under no circumstances, be charged with liabilities attributable to any other Series of the Trust. All persons extending credit to, or contracting with or having any claim against a particular Series of the Trust shall look only to the assets of that particular Series for payment of such credit, contract or claim. No Shareholder or former Shareholder of any Series shall have any claim on or right to any assets allocated or belonging to any other ^ Series.

          (e) Each Share of a Series of the Trust shall represent a beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains made with respect to such Series, except as provided in Section
5.13 hereof. Upon redemption of his Shares or indemnification for liabilities incurred by reason of his being or having been a Shareholder of a Series, such ^ Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Upon liquidation or termination of a Series of the Trust, Shareholders of such Series shall be entitled to receive a pro rata share of the net assets of such Series, except as provided in Section 5.13 hereof. A Shareholder of a particular Series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

          (f) The establishment and designation of any Series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such instrument. The Trustees may by an instrument executed by a majority of their number abolish any Series and the establishment and designation thereof. Except as otherwise provided in this Article V, the Trustees shall have the power to determine the designations, preferences, privileges, limitations and rights, of each class and Series of Shares. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

          Section 5.12.   Assent to Declaration of Trust.

         Every Shareholder, by virtue of having become a shareholder, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

          Section 5.13.   Class Designation.

         The Trustees, in their discretion, may authorize the division of the Shares of the Trust, or, if any Series be established, the Shares of any Series, into two or more Classes, and the different

Classes shall be established and designated, and the variations in the relative rights and preferences as between the different Classes shall be fixed and determined, by the Trustees; provided, that all Shares of the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except that there may be variations between different ^ Classes as to allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Classes shall have separate voting rights. All references to Shares in this Declaration shall be deemed to be Shares of any or all Classes as the context may require.

If the Trustees shall divide the Shares of the Trust or any Series into two or more Classes, the following provisions shall be applicable:

          (a) All provisions herein ^ relating to the Trust, or any Series of the Trust, shall apply equally to each Class of Shares of the Trust or of any Series of the Trust, except as the context requires otherwise.

          (b) The number of Shares of each Class that may be issued shall be unlimited. The Trustees may classify or reclassify any ^ Shares or any Series of any Shares into one or more Classes that may be established and designated from time to time. The Trustees may hold as treasury Shares (of the same or some other Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Class reacquired by the Trust at their discretion from time to time.

          (c) Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different ^ classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

          (d) The establishment and designation of any Class of Shares shall be effective upon the execution ^ by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Class, or as otherwise provided in such instrument. The Trustees may, by an instrument executed by a majority of their number, abolish any Class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                                   ARTICLE VI

                       REDEMPTION AND REPURCHASE OF SHARES

          Section 6.1.   Redemption of Shares.

         All Shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. Redeemed or repurchased ^ Shares may be resold by the Trust.

         The Trust shall redeem the Shares upon the appropriately verified written application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective registration statement under the Securities Act of 1933. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares in the Trust's then effective registration statement under the Securities Act of 1933.

          Section 6.2.   Price.

         Shares shall be redeemed at their net asset value, which may be reduced by any redemption fee authorized by the Trustees, determined as set forth in
Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application.

          Section 6.3.   Payment.

         Payment for such Shares shall be made in cash or in property out of the assets of the relevant ^ Series of the Trust to the Shareholder of record at such time and in the manner, not inconsistent with the 1940 Act or other applicable laws, as may be specified from time to time in the Trust's then effective registration statement under the Securities Act of 1933, subject to the provisions of Section 6.4 hereof.

          Section 6.4.   Effect of Suspension of Determination of
                         Net Asset Value.

         If, pursuant to Section 6.9 hereof, the Trustees shall declare a suspension of the determination of net asset value, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by the Trust shall be suspended until the termination of such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposit. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Section 7.1 after the termination of such suspension, and payment shall be made within seven (7) days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

          Section 6.5.   Repurchase by Agreement.

         The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per ^ Share determined as of the time when the purchase or contract ^ of purchase is made or the net asset value as of any time which may be later determined pursuant to Section 7.1 hereof, provided payment is not made for the ^ Shares prior to the time as of which such net asset value is determined.

          Section 6.6.   Redemption of Shareholder's Interest.

         The Trust shall have the right at any time without prior notice to the ^ Shareholder to redeem Shares of any ^ Shareholder for their then current net asset value per Share if

          (a) at such time the ^ Shareholder owns Shares having an aggregate net asset value of less than an amount set from time to time by the Trustees subject to such terms and conditions as the Trustees may approve, and subject to the Trust's giving general notice to all ^ Shareholders of its intention to avail itself of such right, either by publication in the Trust's registration statement, if any, or by such other means as the Trustees may determine, or^

          (b) ^ The Trustees believe that it is in the best interest of the Trust to do so because of prior involvement by the Shareholder in fraudulent acts relating to securities transactions.

          Section 6.7. Redemption of Shares in Order to Qualify as Regulated Investment Company; Disclosure of Holding.

         If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any Person to an extent which would disqualify any Series of the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and
(ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification. The redemption shall be effected at the redemption price and in the manner provided in Section 6.1.

         The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

          Section 6.8. Reductions in Number of Outstanding Shares Pursuant to Net Asset Value Formula.

         The Trust may also reduce the number of Outstanding Shares pursuant to the provisions of Section 7.3.

          Section 6.9.   Suspension of Right of Redemption.

         The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of Shareholders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or
(iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

                                   ARTICLE VII

                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

          Section 7.1.   Net Asset Value.

         The value of the assets of the Trust or any Series of the Trust shall be determined by appraisal of the securities of the Trust or allocated to such Series, such appraisal to be on the basis of ^ such method as shall be deemed to reflect the fair value thereof, determined ^ in good faith by or under the direction of the Trustees. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities attributable to the Trust or such Series or Class thereof which shall be deemed appropriate. The net asset value of a Share shall be determined by dividing the net asset value of the Class, or, if no Class has been established, of the Series, or, if no Series has been established, of the Trust, by the number of Shares of that Class, or Series, or of the Trust, as applicable, outstanding. The net asset value of Shares of the Trust or any Class or Series of the Trust shall be determined pursuant to the procedure and methods prescribed or approved by the Trustees in their discretion and as set forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the ^ 1940 Act, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.^

          Section 7.2.   Distributions to Shareholders.

         The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or a Series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such Series held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or such Series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of the Trust or such Series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, Outstanding Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as ^ of a day on which Boston banks are not open for business, all as described in the registration statement under the Securities Act of 1933. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or the Series or to meet obligations of the Trust or the Series, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. The above provisions may be modified to the extent required by a plan adopted by the Trustees to establish Classes of Shares of the Trust or of a Series.

         Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or the Series to avoid or reduce liability for taxes.

          Section 7.3. Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares.

         Subject to Section 5.11 and Section 5.13 hereof, the net income of the Trust or any Series shall be determined in such manner as the Trustees shall provide by resolution. Expenses of the Trust or a Series, including the advisory or management fee, shall be accrued each day. Such net income may be determined by or under the direction of the Trustees as of the close of trading on the New York Stock Exchange on each day on which such Exchange is open or as of such other time or times as the Trustees shall determine, and, except as provided herein, all the net income of the Trust or any Series, as so determined, may be declared as a dividend on the Outstanding Shares of the Trust or such Series. If, for any reason, the net income of the Trust or any Series, determined at any time is a negative amount, the Trustees shall have the power with respect to the Trust or such Series (i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of the Trust or such Series by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of the Trust or such Series an asset account in the amount of such negative net income, which account may be reduced by the amount, provided that the same shall thereupon become the property of the Trust or such Series with respect to the Trust or such Series and shall not be paid to any Shareholder, of dividends declared thereafter upon the Outstanding Shares of the Trust or such Series on the day such negative net income is experienced, until such asset account is reduced to zero; or (iv) to combine the methods described in clauses (i) and (ii) and (iii) of this sentence, in order to cause the net asset value per Share of the Trust or such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power to fail to declare a dividend out of net income for the purpose of causing the net asset^ value per Share to be increased to a constant amount. The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend the practice of maintaining the net asset value per Share of the Trust or a Series at a constant amount.

          Section 7.4.   Allocation Between Principal and Income.

         The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item of expense shall be charged to the income or the principal ^ amount, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much if any of the value thereof shall be treated as income, the balance, if any, to be treated as principal.

          Section 7.5.   Power to Modify Foregoing Procedures.

         Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per Share net asset value or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable.

                                  ARTICLE VIII

                         DURATION; TERMINATION OF TRUST;
                            AMENDMENT; MERGERS, ETC.

          Section 8.1.   Duration.

         The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

          Section 8.2.   Termination of Trust.

          (a) The Trust or any Series of the Trust may be terminated by an instrument in writing signed by ^ a majority of the Trustees, or by the affirmative vote of the holders of a majority of the Shares of the Trust or Series outstanding and entitled to vote^ at any meeting of Shareholders. Upon the termination of the Trust or any Series,

                   (i) ^ the Trust or any Series shall carry on no business except for the purpose of winding up its affairs;

                   (ii) ^ the Trustees shall proceed to wind up the affairs of the Trust or Series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

                   (iii) ^ after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property of the Series, in cash or in kind or partly each, among the Shareholders of the Trust or Series according to their respective rights.

          (b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders of the Trust or Series shall thereupon cease.

          Section 8.3.   Amendment Procedure.

          (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company ^ provisions of the Internal Revenue Code (including those provisions of such Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on Municipal Bonds), but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder.

          (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or Series by reducing the amount payable thereon upon liquidation of the Trust or Series or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares of the Trust or Series outstanding and entitled to vote. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

          (c) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

         Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

          Section 8.4.   Merger, Consolidation and Sale of Assets.

         The Trust or any Series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series, including its good will, upon such terms and conditions and for such consideration when and as authorized ^ by an instrument in writing signed by a majority of the Trustees.3

          Section 8.5.   ^ Incorporation.

         When authorized by an instrument in writing signed by a majority of the Trustees,4 the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the property of any Series or to carry on any business in which the Trust or the Series shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the property of any Series to any such corporation, trust, association or organization in exchange for the Shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or the Series holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any Series or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.

                                   ARTICLE IX

                             REPORTS TO SHAREHOLDERS

         Section 9. The Trustees shall at least semi-annually submit to the Shareholders a written financial report, which may be included in the Trust's prospectus or statement of additional information, of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.

                                    ARTICLE X

                                  MISCELLANEOUS

          Section 10.1.  Filing.

         This Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Unless the amendment is embodied in an instrument signed by a majority of the Trustees, each amendment filed shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein.

_______________________

3 Adoption of this amended and restated Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

4 Adoption of this amended and restated Section requires the affirmative vote of two thirds of the shares of the Trust outstanding and entitled to vote.

A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto. The restated Declaration may include any amendment which the Trustees are empowered to adopt, whether or not such amendment has been adopted prior to the execution of the restated Declaration.

          Section 10.2.   Governing Law.

         This Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the internal laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws of said State without regard to the choice of law rules thereof.

          Section 10.3.   Counterparts.

         This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

          Section 10.4.   Reliance by Third Parties.

         Any certificate executed by an individual who, according to the records of the Trust appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

          Section 10.5.   Provisions in Conflict with Law or Regulations.

         The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

         If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this ^_______ day of _______________, 1997.

                                      ------------------------------------
                                      as Trustee and not Individually

                                      ------------------------------------
                                      as Trustee and not Individually

                                      ------------------------------------
                                      as Trustee and not Individually

                                      ------------------------------------
                                      as Trustee and not Individually

                                      ------------------------------------
                                      as Trustee and not Individually

                       ^ THE COMMONWEALTH OF MASSACHUSETTS

County of Suffolk                                   _____________   ____, 1997 ^

         Then personally appeared the above-named ^___________________ who acknowledged the foregoing instrument to be ^ his/her free act and deed.

                                       Before me,



                                       ^------------------------------
                                       Notary Public

My commission expires: ^__________

                                    Exhibit D
                                    ---------


                          SCUDDER CASH INVESTMENT TRUST
                                SCUDDER GNMA FUND
                            SCUDDER INVESTMENT TRUST
                           Scudder Classic Growth Fund
                        Scudder Large Company Growth Fund
                         Scudder Growth and Income Fund
                             SCUDDER PORTFOLIO TRUST
                               Scudder Income Fund
                          Scudder High Yield Bond Fund
                              Scudder Balanced Fund
                        SCUDDER U.S. TREASURY MONEY FUND

     Each of Scudder Cash Investment Trust, Scudder GNMA Fund and Scudder U.S. Treasury Money Fund has elected to be classified as a diversified open-end investment company. Each of Scudder Classic Growth Fund, Scudder Large Company Growth Fund, Scudder Growth and Income Fund, Scudder Income Fund, Scudder High Yield Bond Fund and Scudder Balanced Fund has elected to be classified as a diversified series of an open-end investment company.

     In addition, each Fund will not:

     (a) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     (b) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

     (c) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

     (d) concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time (except that Scudder Cash Investment Trust reserves the freedom of action to concentrate its investments in instruments issued by domestic banks);

     (e) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

     (f) purchase physical commodities or contracts relating to physical commodities; or

     (g) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

PROXY                                                                      PROXY
                              SCUDDER BALANCED FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
               Special Meeting of Shareholders - October 24, 1997


     The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

     Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

     The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1.    To approve the new Investment Management
      Agreement between the Fund and Scudder
      Kemper Investments, Inc.;                FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

2.    The election of Trustees;
          FOR all nominees listed below        WITHHOLD AUTHORITY
          (except as marked to the contrary    to vote for all nominees
          below) [ ]                           listed below  [ ]

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

               --------------------------------------------------
                            [continued on other side]

3.    To approve the Board's discretionary
      authority to convert the Fund to a
      master/feeder fund structure through
      a sale or transfer of assets or
      otherwise;                               FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(A). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(B). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

5.    To approve the revision of certain
      fundamental investment policies;         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

6.    Ratification of the selection of
      Coopers & Lybrand L.L.P. as the
      Fund's independent accountants.          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]


     The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                   Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



                                   ---------------------------------------------
                                         (Signature of Shareholder)

                                   ---------------------------------------------
                                         (Signature of joint owner, if any)



                                   Dated ___________________, 1997


              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                             NO POSTAGE IS REQUIRED.

PROXY                                                                      PROXY
                          SCUDDER CASH INVESTMENT TRUST

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
               Special Meeting of Shareholders - October 24, 1997


     The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

     Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

     The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1.    To approve the new Investment Management
      Agreement between the Fund and Scudder
      Kemper Investments, Inc.;                FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

2.    The election of Trustees;
          FOR all nominees listed below        WITHHOLD AUTHORITY
          (except as marked to the contrary    to vote for all nominees
          below) [ ]                           listed below  [ ]

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

               --------------------------------------------------
                            [continued on other side]

3.    To approve the Board's discretionary
      authority to convert the Fund to a
      master/feeder fund structure through
      a sale or transfer of assets or
      otherwise;                               FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(A). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(B). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

5.    To approve the revision of certain
      fundamental investment policies;         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

6.    Ratification of the selection of
      Coopers & Lybrand L.L.P. as the
      Fund's independent accountants.          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]


     The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                   Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



                                   ---------------------------------------------
                                         (Signature of Shareholder)

                                   ---------------------------------------------
                                         (Signature of joint owner, if any)



                                   Dated ___________________, 1997


              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                             NO POSTAGE IS REQUIRED.

PROXY                                                                      PROXY
                           SCUDDER CLASSIC GROWTH FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
               Special Meeting of Shareholders - October 24, 1997


     The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

     Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

     The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1.    To approve the new Investment Management
      Agreement between the Fund and Scudder
      Kemper Investments, Inc.;                FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

2.    The election of Trustees;
          FOR all nominees listed below        WITHHOLD AUTHORITY
          (except as marked to the contrary    to vote for all nominees
          below) [ ]                           listed below  [ ]

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

               --------------------------------------------------
                            [continued on other side]

3.    To approve the Board's discretionary
      authority to convert the Fund to a
      master/feeder fund structure through
      a sale or transfer of assets or
      otherwise;                               FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(A). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(B). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

5.    To approve the revision of certain
      fundamental investment policies;         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

6.    Ratification of the selection of
      Coopers & Lybrand L.L.P. as the
      Fund's independent accountants.          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]


     The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                   Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



                                   ---------------------------------------------
                                         (Signature of Shareholder)

                                   ---------------------------------------------
                                         (Signature of joint owner, if any)



                                   Dated ___________________, 1997


              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                             NO POSTAGE IS REQUIRED.

PROXY                                                                      PROXY
                                SCUDDER GNMA FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
               Special Meeting of Shareholders - October 24, 1997


     The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

     Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

     The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1.    To approve the new Investment Management
      Agreement between the Fund and Scudder
      Kemper Investments, Inc.;                FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

2.    The election of Trustees;
          FOR all nominees listed below        WITHHOLD AUTHORITY
          (except as marked to the contrary    to vote for all nominees
          below) [ ]                           listed below  [ ]

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

               --------------------------------------------------
                            [continued on other side]

3.    To approve the Board's discretionary
      authority to convert the Fund to a
      master/feeder fund structure through
      a sale or transfer of assets or
      otherwise;                               FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(A). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(B). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

5.    To approve the revision of certain
      fundamental investment policies;         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

6.    Ratification of the selection of
      Coopers & Lybrand L.L.P. as the
      Fund's independent accountants.          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]


     The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                   Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



                                   ---------------------------------------------
                                         (Signature of Shareholder)

                                   ---------------------------------------------
                                         (Signature of joint owner, if any)



                                   Dated ___________________, 1997


              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                             NO POSTAGE IS REQUIRED.

PROXY                                                                      PROXY
                         SCUDDER GROWTH AND INCOME FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
               Special Meeting of Shareholders - October 24, 1997


     The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

     Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

     The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1.    To approve the new Investment Management
      Agreement between the Fund and Scudder
      Kemper Investments, Inc.;                FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

2.    The election of Trustees;
          FOR all nominees listed below        WITHHOLD AUTHORITY
          (except as marked to the contrary    to vote for all nominees
          below) [ ]                           listed below  [ ]

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

               --------------------------------------------------
                            [continued on other side]

3.    To approve the Board's discretionary
      authority to convert the Fund to a
      master/feeder fund structure through
      a sale or transfer of assets or
      otherwise;                               FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(A). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(B). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

5.    To approve the revision of certain
      fundamental investment policies;         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

6.    Ratification of the selection of
      Coopers & Lybrand L.L.P. as the
      Fund's independent accountants.          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]


     The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                   Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



                                   ---------------------------------------------
                                         (Signature of Shareholder)

                                   ---------------------------------------------
                                         (Signature of joint owner, if any)



                                   Dated ___________________, 1997


              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                             NO POSTAGE IS REQUIRED.

PROXY                                                                      PROXY
                          SCUDDER HIGH YIELD BOND FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
               Special Meeting of Shareholders - October 24, 1997


     The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

     Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

     The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1.    To approve the new Investment Management
      Agreement between the Fund and Scudder
      Kemper Investments, Inc.;                FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

2.    The election of Trustees;
          FOR all nominees listed below        WITHHOLD AUTHORITY
          (except as marked to the contrary    to vote for all nominees
          below) [ ]                           listed below  [ ]

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

               --------------------------------------------------
                            [continued on other side]

3.    To approve the Board's discretionary
      authority to convert the Fund to a
      master/feeder fund structure through
      a sale or transfer of assets or
      otherwise;                               FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(A). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(B). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

5.    To approve the revision of certain
      fundamental investment policies;         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

6.    Ratification of the selection of
      Coopers & Lybrand L.L.P. as the
      Fund's independent accountants.          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]


     The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                   Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



                                   ---------------------------------------------
                                         (Signature of Shareholder)

                                   ---------------------------------------------
                                         (Signature of joint owner, if any)



                                   Dated ___________________, 1997


              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                             NO POSTAGE IS REQUIRED.

PROXY                                                                      PROXY
                            SCUDDER INCOME FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
               Special Meeting of Shareholders - October 24, 1997


     The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

     Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

     The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1.    To approve the new Investment Management
      Agreement between the Fund and Scudder
      Kemper Investments, Inc.;                FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

2.    The election of Trustees;
          FOR all nominees listed below        WITHHOLD AUTHORITY
          (except as marked to the contrary    to vote for all nominees
          below) [ ]                           listed below  [ ]

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

               --------------------------------------------------
                            [continued on other side]

3.    To approve the Board's discretionary
      authority to convert the Fund to a
      master/feeder fund structure through
      a sale or transfer of assets or
      otherwise;                               FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(A). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(B). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

5.    To approve the revision of certain
      fundamental investment policies;         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

6.    Ratification of the selection of
      Coopers & Lybrand L.L.P. as the
      Fund's independent accountants.          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]


     The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                   Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



                                   ---------------------------------------------
                                         (Signature of Shareholder)

                                   ---------------------------------------------
                                         (Signature of joint owner, if any)



                                   Dated ___________________, 1997


              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                             NO POSTAGE IS REQUIRED.

PROXY                                                                      PROXY
                        SCUDDER LARGE COMPANY GROWTH FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
               Special Meeting of Shareholders - October 24, 1997


     The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

     Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

     The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1.    To approve the new Investment Management
      Agreement between the Fund and Scudder
      Kemper Investments, Inc.;                FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

2.    The election of Trustees;
          FOR all nominees listed below        WITHHOLD AUTHORITY
          (except as marked to the contrary    to vote for all nominees
          below) [ ]                           listed below  [ ]

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

               --------------------------------------------------
                            [continued on other side]

3.    To approve the Board's discretionary
      authority to convert the Fund to a
      master/feeder fund structure through
      a sale or transfer of assets or
      otherwise;                               FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(A). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(B). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

5.    To approve the revision of certain
      fundamental investment policies;         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

6.    Ratification of the selection of
      Coopers & Lybrand L.L.P. as the
      Fund's independent accountants.          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]


     The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                   Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



                                   ---------------------------------------------
                                         (Signature of Shareholder)

                                   ---------------------------------------------
                                         (Signature of joint owner, if any)



                                   Dated ___________________, 1997


              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                             NO POSTAGE IS REQUIRED.

PROXY                                                                      PROXY
                        SCUDDER U.S. TREASURY MONEY FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
               Special Meeting of Shareholders - October 24, 1997


     The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

     Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

     The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1.    To approve the new Investment Management
      Agreement between the Fund and Scudder
      Kemper Investments, Inc.;                FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

2.    The election of Trustees;
          FOR all nominees listed below        WITHHOLD AUTHORITY
          (except as marked to the contrary    to vote for all nominees
          below) [ ]                           listed below  [ ]

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

               --------------------------------------------------
                            [continued on other side]

3.    To approve the Board's discretionary
      authority to convert the Fund to a
      master/feeder fund structure through
      a sale or transfer of assets or
      otherwise;                               FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(A). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

4(B). To approve certain provisions of the
      Amended and Restated Declaration of
      Trust;                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

5.    To approve the revision of certain
      fundamental investment policies;         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

6.    Ratification of the selection of
      Coopers & Lybrand L.L.P. as the
      Fund's independent accountants.          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]


     The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                   Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.



                                   ---------------------------------------------
                                         (Signature of Shareholder)

                                   ---------------------------------------------
                                         (Signature of joint owner, if any)



                                   Dated ___________________, 1997


              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                             NO POSTAGE IS REQUIRED.